As filed with the Securities and Exchange Commission on March 6, 2019

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-23237

TRANSAMERICA ETF TRUST

(Exact Name of Registrant as Specified in Charter)

1801 California St., Suite 5200, Denver, CO 80202

(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code: (720) 493-4256

Rhonda A. Mills, Esq., 1801 California St., Suite 5200, Denver, CO 80202

(Name and Address of Agent for Service)

Date of fiscal year end: December 31

Date of reporting period: December 31, 2018

Item 1:	Report(s) to Shareholders.

The Annual Report is attached.

TRANSAMERICA ETF TRUST

ANNUAL REPORT

DECEMBER 31, 2018

Effective on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, the funds intend to no longer mail paper copies of the funds’ shareholder reports unless you specifically request paper copies of the reports from your financial intermediary (such as a broker-dealer or bank). Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically (“e-delivery”), you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from a fund electronically anytime by contacting your financial intermediary.

You may elect to receive all future reports in paper free of charge. Please contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. Your election to receive reports in paper will apply to all Transamerica funds held in your account.

Customer Service: 1-888-316-8077

1801 California St., Suite 5200 Denver, CO 80202

Distributor: Foreside Fund Services, LLC

www.deltashares.com

Authorized for distribution only when accompanied or preceded by a prospectus. Investors should carefully consider a fund’s investment goals, risks, charges and expenses before investing. A prospectus contains this and other information; please read it carefully before investing.

Transamerica ETF Trust	Annual Report 2018

Dear Shareholder,

On behalf of the DeltaShares by Transamerica, we would like to thank you for your support and confidence in our products as we look forward to continuing to serve you and your financial professional in the future. We value the trust you have placed in us.

This annual report is provided to you to show the investments and performance of your Exchange Traded Fund(s) (“ETFs”) during the fiscal year. The Securities and Exchange Commission requires that annual and semi-annual reports be sent to all shareholders, and we believe it to be an important part of the investment process. This report provides detailed information about your ETFs for the 12-month period ended December 31, 2018.

We believe it is important to understand market conditions over the Fund’s fiscal year ended December 31, 2018, to provide a context for reading this report. As the year began, there was continued optimism in the equity and credit markets following the low volatility environment of 2017 and the anticipation of strong corporate earnings for the upcoming year. As a result, the month of January was strong for equities, and the S&P 500® reached record highs. In early February, higher than expected wage growth in the January employment report incited inflationary fears and stocks experienced a sharp selloff. In the following weeks, concerns of international trade disputes and potentially U.S. imposed tariffs on overseas trading partners created more downside volatility. By late March stocks were in correction mode as the S&P 500® had fallen by 10%. Long term interest rates also jumped considerably as the 10-year Treasury yield increased to 3.11% in mid-May, which was 0.65 percentage points higher than the year’s onset.

By the summer months stocks had resumed an upward trend as economic and earnings results were quite favorable. In the second quarter—gross domestic product (“GDP”) growth posted its strongest quarter in almost four years at 4.2%, and S&P 500® underlying earnings growth came in above 20% on a year-over-year basis. While the U.S. Federal Reserve (“Fed”) hiked rates in both March and June, and international trade tensions between the U.S. and China continued to escalate, U.S. equities still moved higher into the fall as both the economy and corporate profitability displayed strength. However, during this time international markets failed to establish the same upward trend as growth in Europe and Japan fell below beginning-of-the-year expectations. When combined with the perceived risks of international trade frictions, political uncertainties and a rising U.S. dollar, overseas markets for the most part experienced steady declines for the rest of the year.

By early October, the Dow Jones Industrial Average (“Dow”) and S&P 500® had again experienced record highs. However, a host of investor concerns quickly rattled the markets, and stocks once again faced double digit declines in the fourth quarter. In the weeks following the Fed’s September meeting, in which the Fed once again raised rates, comments by Chairman Jay Powell were interpreted negatively by the market and fears quickly emerged that the Fed was at risk of making a policy error as defined by raising rates into a slowing economy. This created more volatility in the markets, and as U.S. – China trade talks failed to assure the markets that progress was being made, more selling ensued.

The month of December was a brutal one for both equity and credit markets. In addition to weakness in stocks, credit spreads widened materially, as evidenced by the differential of high yield bonds to comparable Treasuries, which rose from 3.2% to 5.3% by year end. Amid this downside volatility, longer-term Treasury rates declined in a flight to quality. As the 10-year Treasury rate fell back to 2.69% to close out the year, the yield curve, as defined by 10-year versus 2-year yield differentials, narrowed close to an inversion at just 0.21%. Traditionally viewed as a harbinger to a recession or economic slowdown, this stoked more fears in the market. Following another rate hike by the Fed at its December meeting and Chairman Powell’s negatively interpreted commentary that followed, equity selling reached its peak the final week of December. At that point the S&P 500® and Dow had declined 20% from their record September and October levels. International equities also continued to decline in the fourth quarter.

The year concluded with forecasts of economic and corporate earnings growth for 2019 being noticeably below that of the past year, however we feel it is important to recognize that both are still expected to be positive in the year ahead. As the new year begins, investors await resolution on a number of potentially market impacting developments such as U.S. – China trade relations, the timing of any future interest rate hikes, growth in the global economy, trends in the credit markets and the rate of corporate earnings growth.

For the 12-month period ended December 31, 2018, the S&P 500® returned -4.38% while the MSCI EAFE Index, representing international developed market equities, returned -13.36%. During the same period, the Bloomberg Barclays US Aggregate Bond Index returned 0.01%. Please keep in mind that it is important to maintain a diversified portfolio as investment returns have historically been difficult to predict.

In addition to your active involvement in the investment process, we firmly believe that a financial professional is a key resource to help you build a complete picture of your current and future financial needs. Financial professionals are familiar with the market’s history, including long-term returns and volatility of various asset classes. With your financial professional, you can develop an investment program that incorporates factors such as your goals, your investment timeline and your risk tolerance.

Please contact your financial professional if you have any questions about the contents of this report, and thanks again for the confidence you have placed in us.

Sincerely,

Marijn Smit

President & Chief Executive Officer

Transamerica ETF Trust

Tom Wald, CFA

Chief Investment Officer

Transamerica ETF Trust

Bloomberg Barclays US Aggregate Bond Index: Measures investment grade, U.S. dollar denominated, fixed-rate taxable bonds, including Treasuries, government-related and corporate securities, as well as both mortgage- and asset-backed securities.

Dow Jones Industrial Average: a market that shows how 30 large, publicly owned companies based in the U.S. have traded during a standard trading session in the stock market.

MSCI EAFE Index: A free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada.

S&P 500®: A market-capitalization weighted index of 500 large U.S. companies with common stock listed on the New York Stock Exchange or NASDAQ Stock Market.

The views expressed in this report reflect those of the portfolio managers only and may not necessarily represent the views of the Transamerica ETF Trust. These views are as of the date of this report and are subject to change based upon market conditions. These views should not be relied upon as investment advice and are not indicative of trading intent on behalf of the Transamerica ETF Trust. Investing involves risk, including potential loss of principal. The performance data presented represents past performance and does not guarantee future results. Indexes are unmanaged and an investor cannot invest directly in an index.

Disclosure of Expenses

(unaudited)

SHAREHOLDER EXPENSES

Fund shareholders may incur two types of costs: (i) transaction costs including brokerage commissions on purchases and sales of fund shares; and (ii) ongoing costs, including management fees.

The following examples are intended to help you understand your ongoing costs (in dollars and cents) of investing in the Funds and to compare these costs with the ongoing costs of investing in other funds.

The examples are based on an investment of $1,000 invested at July 1, 2018, and held for the entire six-month period until December 31, 2018.

ACTUAL EXPENSES

The information in the table below provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your Fund titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and assumed rates of return of 5% per year before expenses, which are not the Funds’ actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund versus other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other fund(s).

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of Fund shares. Therefore, the information under the heading “Hypothetical Expenses” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If any of these transaction costs were included, your costs would be higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries, or other financial institutions.

		Actual Expenses		Hypothetical Expenses (A)
Fund	Beginning Account Value	Ending Account Value	Expenses Paid During Period (B)	Ending Account Value	Expenses Paid During Period (B)	Annualized Expense Ratio (C)
DeltaShares® S&P 400 Managed Risk ETF	$1,000.00	$899.20	$2.15	$1,022.90	$2.29	0.45%
DeltaShares® S&P 500 Managed Risk ETF	1,000.00	960.50	1.73	1,023.40	1.79	0.35
DeltaShares® S&P 600 Managed Risk ETF	1,000.00	892.60	2.15	1,022.90	2.29	0.45
DeltaShares® S&P International Managed Risk ETF	1,000.00	896.50	2.39	1,022.70	2.55	0.50

(A)	5% return per year before expenses.

(B)	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days), and divided by the number of days in the year (365 days).

(C)	The annualized expense ratios, as stated in the fee table of the Funds’ Prospectus, may differ from the expense ratios disclosed in this report.

Transamerica ETF Trust	Annual Report 2018

DeltaShares® S&P 400 Managed Risk ETF

(unaudited)

MARKET ENVIRONMENT

After a stellar performance in 2017, equities around the globe posed a major challenge to investors in 2018. It was the first calendar year since 2015 to bring net losses to global benchmark MSCI ACWI ex-U.S. Index, and the first year since 2008 to bring negative returns to the S&P 500®. Throughout the year, investor outlook was plagued with political risks, worries regarding global trade, the U.S. Federal Reserve (“Fed”) tightening program in the U.S., and general signs of weakening global economic growth.

The turmoil kicked off in February with a sharp sell-off in U.S. markets that included the largest ever single-day point drop in the Dow Jones Industrial Average (“Dow”), and took most major market indices into sharp drawdowns. However, by the second half of the month, equity markets were on the mend, and the S&P 500® recovered half its losses by mid-February. Regardless, the February drawdown brought about a markedly higher regime for volatility, which set the tone for the rest of the year.

Equities recovered modestly in the second quarter, but exhibited declining volatility, and the third quarter was a generally positive quarter, with the exception of emerging markets. By contrast, the fourth quarter brought most equities to the brink of bear market territory, and reinforced fears that centered on slowing global growth and trade disputes between the U.S. and China. After dovish comments from the Fed, U.S. equities staged a record breaking rally on December 26th, including a 4.96% return for the S&P 500®. Fixed income benefited from safe haven buying in the fourth quarter, and erased much of the losses from earlier in the year, leaving major indices flat to negative for the year.

PERFORMANCE OVERVIEW

For the year ended December 31, 2018, the DeltaShares® S&P 400 Managed Risk ETF (NAV) returned -9.19%. By comparison, the Underlying Index returned -8.69% and the S&P MidCap 400® Index returned -11.08%.

The Fund’s performance reflects annual operating expenses of the Fund, including management fees, brokerage expenses, and other fees and expenses. Index returns do not reflect fees and expenses of any kind, which would have a negative impact on returns.

STRATEGY REVIEW

The DeltaShares® S&P 400 Managed Risk ETF (the “Fund”) seeks to track the investment results, before fees and expenses, of the S&P 400® Managed Risk 2.0 Index (the “Underlying Index”).

The Fund seeks to achieve this investment objective by holding a portfolio of securities that are included in the Underlying Index, including common stocks, U.S. Treasury bonds, and/or cash. The Underlying Index is designed to simulate, through a rules-based methodology, a dynamic portfolio with the aim of both managing the volatility of the Underlying Index and limiting losses from the Underlying Index’s equity exposure due to severe sustained market declines. The Underlying Index seeks to achieve these objectives by allocating weightings among the S&P MidCap 400® Index, the S&P U.S. Treasury Bond Current 5-Year Index, and the S&P U.S. Treasury Bill 0-3 Month Index. The Fund may also use derivatives in an effort to gain exposure to underlying securities and markets in a more efficient manner or optimize the execution processes and costs for portfolio transitions. Under normal circumstances, the Fund uses a replication strategy and generally expects to invest in substantially all of the securities in the Underlying Index.

During the period, the largest contributors to the Fund’s absolute total return were U.S. Treasury bonds as well as equities within the health care and utilities sectors. The largest detractors were equities within the financials, industrials and consumer discretionary sectors.

During the fiscal year, the Fund utilized derivatives. These positions detracted from performance.

Blake Graves, CFA

Charles Lowery

Louis Ng

Co-Portfolio Managers

Milliman Financial Risk Management LLC

Asset Allocation	Percentage of Net Assets
U.S. Government Obligation	64.0%
Common Stocks	33.3
Other Investment Company	1.3
Repurchase Agreement	0.4
Net Other Assets (Liabilities) ^	1.0
Total	100.0%

^

The Net Other Assets (Liabilities) category may include, but is not limited to, reverse repurchase agreements, forward foreign currency contracts, futures contracts, swap agreements, written options and swaptions, and cash collateral.

Allocations are subject to change.

Transamerica ETF Trust	Annual Report 2018

DeltaShares® S&P 400 Managed Risk ETF

(unaudited)

Performance as of December 31, 2018
	Average Annual Total Returns		Cumulative Total Returns		Inception Date
	1 Year	10 Year or Since Inception	1 Year	10 Year or Since Inception
Fund NAV	(9.19)%	(1.09)%	(9.19)%	(1.54)%	07/31/2017
Fund Market	(9.32)%	(1.15)%	(9.32)%	(1.64)%	07/31/2017
S&P MidCap 400® Index (A)	(11.08)%	(2.42)%	(11.08)%	(3.42)%
S&P 400® Managed Risk 2.0 Index (A)(B)(C)(D)	(8.69)%	(0.58)%	(8.69)%	(0.82)%

(A) The S&P MidCap 400® Index is a market-capitalization weighted index of 400 mid-size U.S. companies with common stock listed on the NYSE or NASDAQ.

(B) The S&P MidCap 400® Managed Risk 2.0 Index is comprised of weightings amongst the S&P MidCap 400® Index, the S&P U.S. Treasury Bond Current 5-Year Index, and the S&P U.S. Treasury Bill 0-3 Month Index. The S&P MidCap 400® Managed Risk 2.0 Index rebalances on a daily basis.

(C) The S&P U.S. Treasury Bond Current 5-Year Index is a one-security index comprising the most recently issued 5-year U.S. Treasury note or bond.

(D) The S&P U.S. Treasury Bill 0-3 Month Index is designed to measure the performance of U.S. Treasury bills maturing in 0 to 3 months.

The Fund’s benchmarks are unmanaged indices used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or the Since Inception calculation is based on the previous 10 years or since the inception date, whichever is more recent. An index is a statistical measure of a specified financial market or sector. An index does not actually hold a portfolio of securities and therefore does not reflect deductions for fees or expenses. In comparison, a Fund’s performance is negatively impacted by these deductions. You cannot invest directly in an index.

The performance data presented represents past performance and does not guarantee future results. Performance data does not reflect the deduction of taxes that would be paid on Fund distributions or the redemption of Fund shares. The Fund’s investment return and net asset value will fluctuate. Past performance does not guarantee future results. Investors’ shares when sold may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please see www.deltashares.com for performance data current to the most recent month end. Fund performance is net of investment fees and Fund expenses.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

Fund shares are bought and sold at Market Price, not Net Asset Value (“NAV”), and are not individually redeemed from the fund. Net Asset Value is an exchange-traded fund’s per-share value. The per-share dollar amount of the Fund is derived by dividing the total value of all the securities in the portfolio, less any liabilities, by the number of Fund shares outstanding. Market Price is the price at which a share can currently be traded in the market. The market price used to calculate the market return is determined by using the midpoint between the highest bid and the lowest offer on the exchange on which the shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated.

Exchange-Traded Funds (ETFs) are subject to market risk, including the loss of principal. Because Fund Shares trade at market prices rather than at NAV, Fund Shares may trade at a price greater than NAV (premium) or less than NAV (discount). Shares of DeltaShares® ETFs may be bought and sold throughout the day on the exchange through any brokerage account. Buying and selling shares of ETFs will result in brokerage commissions. Diversification and asset allocation may not protect against market risk or loss of principal. Investing involves risk, including the possible loss of principal. There is no guarantee the investment objective will be achieved. Investing in medium capitalization companies involves greater risk than is customarily associated with more established companies. The prices of securities of medium capitalization companies generally are more volatile and are more likely to be adversely affected by changes in earnings results and investor expectations or poor economic or market conditions. The market prices of fixed-income securities may go up or down, sometimes rapidly and unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. The principal risks include risks related to: Equity securities, index tracking, leveraging, derivatives such as futures, forwards, swaps, options, and investing in underlying exchange-traded funds. The use of derivatives may produce disproportionate gains or losses, may increase costs, and amplify risks.

Transamerica ETF Trust	Annual Report 2018

DeltaShares® S&P 400 Managed Risk ETF

SCHEDULE OF INVESTMENTS

At December 31, 2018

	Shares	Value
COMMON STOCKS - 33.3%
Aerospace & Defense - 0.3%
Curtiss-Wright Corp.	1,019	$ 104,060
Esterline Technologies Corp. (A)	619	75,178
Teledyne Technologies, Inc. (A)	840	173,939

		353,177

Airlines - 0.1%
JetBlue Airways Corp. (A)	7,098	113,994

Auto Components - 0.3%
Adient PLC	2,023	30,466
Dana, Inc.	3,369	45,920
Delphi Technologies PLC	2,061	29,514
Gentex Corp.	6,105	123,382
Visteon Corp. (A)	673	40,568

		269,850

Automobiles - 0.1%
Thor Industries, Inc.	1,168	60,736

Banks - 2.5%
Associated Banc-Corp.	3,861	76,409
BancorpSouth Bank	2,113	55,234
Bank of Hawaii Corp.	972	65,435
Bank OZK	2,816	64,289
Cathay General Bancorp	1,794	60,153
Chemical Financial Corp.	1,664	60,919
Commerce Bancshares, Inc.	2,313	130,384
Cullen / Frost Bankers, Inc.	1,490	131,031
East West Bancorp, Inc.	3,376	146,957
First Horizon National Corp.	7,545	99,292
FNB Corp.	7,553	74,322
Fulton Financial Corp.	4,101	63,483
Hancock Whitney Corp.	1,984	68,746
Home BancShares, Inc.	3,706	60,556
International Bancshares Corp.	1,279	43,998
MB Financial, Inc.	1,962	77,754
PacWest Bancorp	2,836	94,382
Pinnacle Financial Partners, Inc.	1,705	78,601
Prosperity Bancshares, Inc.	1,545	96,253
Signature Bank	1,243	127,793
Sterling Bancorp	5,228	86,314
Synovus Financial Corp.	3,857	123,385
TCF Financial Corp.	3,885	75,719
Texas Capital Bancshares, Inc. (A)	1,169	59,724
Trustmark Corp.	1,563	44,436
UMB Financial Corp.	1,045	63,714
Umpqua Holdings Corp.	5,129	81,551
United Bankshares, Inc.	2,404	74,788
Valley National Bancorp	7,720	68,554
Webster Financial Corp.	2,149	105,924
Wintrust Financial Corp.	1,314	87,368

		2,547,468

Beverages - 0.0% (B)
Boston Beer Co., Inc., Class A (A)	201	48,409

Biotechnology - 0.3%
Exelixis, Inc. (A)	6,963	136,962
Ligand Pharmaceuticals, Inc. (A) (C)	495	67,172
United Therapeutics Corp. (A)	1,015	110,533

		314,667

	Shares	Value
COMMON STOCKS (continued)
Building Products - 0.2%
Lennox International, Inc.	844	$ 184,718
Resideo Technologies, Inc. (A)	2,864	58,855

		243,573

Capital Markets - 1.0%
Eaton Vance Corp.	2,714	95,478
Evercore, Inc., Class A	943	67,481
FactSet Research Systems, Inc.	886	177,315
Federated Investors, Inc., Class B	2,223	59,021
Interactive Brokers Group, Inc., Class A	1,749	95,583
Janus Henderson Group PLC	3,886	80,518
Legg Mason, Inc.	1,992	50,816
MarketAxess Holdings, Inc.	876	185,108
SEI Investments Co.	3,043	140,587
Stifel Financial Corp.	1,677	69,461

		1,021,368

Chemicals - 0.9%
Ashland Global Holdings, Inc.	1,455	103,247
Cabot Corp.	1,399	60,073
Chemours Co.	3,985	112,457
Minerals Technologies, Inc.	822	42,201
NewMarket Corp.	207	85,303
Olin Corp.	3,885	78,127
PolyOne Corp.	1,859	53,167
RPM International, Inc.	3,091	181,689
Scotts Miracle-Gro Co.	915	56,236
Sensient Technologies Corp.	985	55,012
Valvoline, Inc.	4,382	84,792

		912,304

Commercial Services & Supplies - 0.5%
Brink’s Co.	1,179	76,222
Clean Harbors, Inc. (A)	1,188	58,628
Deluxe Corp.	1,079	41,477
Healthcare Services Group, Inc. (C)	1,719	69,069
Herman Miller, Inc.	1,382	41,806
HNI Corp.	1,021	36,174
MSA Safety, Inc.	816	76,924
Pitney Bowes, Inc.	4,370	25,827
Stericycle, Inc. (A)	1,984	72,793

		498,920

Communications Equipment - 0.5%
ARRIS International PLC (A)	3,806	116,349
Ciena Corp. (A)	3,306	112,107
InterDigital, Inc.	788	52,347
Lumentum Holdings, Inc. (A)	1,715	72,047
NetScout Systems, Inc. (A)	1,629	38,493
Plantronics, Inc.	769	25,454
ViaSat, Inc. (A) (C)	1,306	76,989

		493,786

Construction & Engineering - 0.4%
AECOM (A)	3,641	96,486
Dycom Industries, Inc. (A)	729	39,395
EMCOR Group, Inc.	1,340	79,985
Granite Construction, Inc.	1,092	43,986
KBR, Inc.	3,281	49,806
MasTec, Inc. (A) (C)	1,485	60,232
Valmont Industries, Inc.	514	57,028

		426,918

The Notes to Financial Statements are an integral part of this report.

Transamerica ETF Trust	Annual Report 2018

DeltaShares® S&P 400 Managed Risk ETF

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2018

	Shares	Value
COMMON STOCKS (continued)
Construction Materials - 0.1%
Eagle Materials, Inc.	1,092	$ 66,645

Consumer Finance - 0.1%
Navient Corp.	5,347	47,107
SLM Corp. (A)	10,147	84,322

		131,429

Containers & Packaging - 0.5%
AptarGroup, Inc.	1,463	137,624
Bemis Co., Inc.	2,120	97,308
Greif, Inc., Class A	605	22,452
Owens-Illinois, Inc. (A)	3,696	63,719
Silgan Holdings, Inc.	1,803	42,587
Sonoco Products Co.	2,325	123,527

		487,217

Distributors - 0.1%
Pool Corp.	938	139,434

Diversified Consumer Services - 0.3%
Adtalem Global Education, Inc. (A)	1,368	64,734
Graham Holdings Co., Class B	101	64,698
Service Corp. International	4,214	169,656
Sotheby’s (A)	810	32,189
Weight Watchers International, Inc. (A)	903	34,811

		366,088

Electric Utilities - 0.5%
ALLETE, Inc.	1,198	91,312
Hawaiian Electric Industries, Inc.	2,536	92,868
IDACORP, Inc.	1,174	109,252
OGE Energy Corp.	4,652	182,312
PNM Resources, Inc.	1,856	76,263

		552,007

Electrical Equipment - 0.4%
Acuity Brands, Inc.	933	107,248
EnerSys	982	76,213
Hubbell, Inc.	1,275	126,659
nVent Electric PLC	3,803	85,415
Regal Beloit Corp.	1,005	70,400

		465,935

Electronic Equipment, Instruments & Components - 1.3%
Arrow Electronics, Inc. (A)	2,031	140,037
Avnet, Inc.	2,590	93,499
Belden, Inc.	939	39,222
Cognex Corp.	4,010	155,067
Coherent, Inc. (A)	568	60,043
Jabil, Inc.	3,348	82,997
Littelfuse, Inc.	586	100,487
National Instruments Corp.	2,622	118,986
SYNNEX Corp.	965	78,011
Tech Data Corp. (A)	869	71,093
Trimble, Inc. (A)	5,849	192,491
Vishay Intertechnology, Inc.	3,077	55,417
Zebra Technologies Corp., Class A (A)	1,253	199,515

		1,386,865

Energy Equipment & Services - 0.4%
Apergy Corp. (A)	1,801	48,771
Core Laboratories NV	1,030	61,450
Diamond Offshore Drilling, Inc. (A) (C)	1,504	14,198

	Shares	Value
COMMON STOCKS (continued)
Energy Equipment & Services (continued)
Dril-Quip, Inc. (A)	833	$ 25,015
Ensco PLC, Class A (C)	10,180	36,241
McDermott International, Inc. (A)	4,206	27,507
Oceaneering International, Inc. (A)	2,295	27,770
Patterson-UTI Energy, Inc.	5,064	52,412
Rowan Cos. PLC, Class A (A)	2,959	24,826
Transocean, Ltd. (A)	11,784	81,781

		399,971

Entertainment - 0.3%
Cinemark Holdings, Inc.	2,476	88,641
Live Nation Entertainment, Inc. (A)	3,221	158,634
World Wrestling Entertainment, Inc., Class A	1,011	75,542

		322,817

Equity Real Estate Investment Trusts - 3.0%
Alexander & Baldwin, Inc.	1,577	28,985
American Campus Communities, Inc.	3,192	132,117
Camden Property Trust	2,169	190,981
CoreCivic, Inc.	2,764	49,282
CoreSite Realty Corp.	855	74,582
Corporate Office Properties Trust	2,535	53,311
Cousins Properties, Inc.	9,791	77,349
CyrusOne, Inc.	2,465	130,349
Douglas Emmett, Inc.	3,760	128,329
EPR Properties	1,732	110,900
First Industrial Realty Trust, Inc.	2,942	84,906
Geo Group, Inc.	2,837	55,889
Healthcare Realty Trust, Inc.	2,917	82,960
Highwoods Properties, Inc.	2,410	93,243
Hospitality Properties Trust	3,830	91,460
JBG SMITH Properties	2,535	88,243
Kilroy Realty Corp.	2,346	147,517
Lamar Advertising Co., Class A	1,982	137,115
Liberty Property Trust	3,443	144,193
Life Storage, Inc.	1,085	100,894
Mack-Cali Realty Corp.	2,104	41,217
Medical Properties Trust, Inc.	8,500	136,680
National Retail Properties, Inc.	3,707	179,827
Omega Healthcare Investors, Inc.	4,674	164,291
Pebblebrook Hotel Trust	2,982	84,420
PotlatchDeltic Corp.	1,574	49,801
Rayonier, Inc.	3,015	83,485
Sabra Health Care REIT, Inc.	4,153	68,442
Senior Housing Properties Trust	5,537	64,894
Tanger Factory Outlet Centers, Inc. (C)	2,188	44,241
Taubman Centers, Inc.	1,422	64,687
Uniti Group, Inc. (A)	4,169	64,911
Urban Edge Properties	2,662	44,242
Weingarten Realty Investors	2,780	68,972

		3,162,715

Food & Staples Retailing - 0.2%
Casey’s General Stores, Inc.	852	109,175
Sprouts Farmers Market, Inc. (A)	2,972	69,872

		179,047

Food Products - 0.6%
Flowers Foods, Inc.	4,274	78,941
Hain Celestial Group, Inc. (A)	2,084	33,052

The Notes to Financial Statements are an integral part of this report.

Transamerica ETF Trust	Annual Report 2018

DeltaShares® S&P 400 Managed Risk ETF

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2018

	Shares	Value
COMMON STOCKS (continued)
Food Products (continued)
Ingredion, Inc.	1,647	$ 150,536
Lancaster Colony Corp.	455	80,471
Post Holdings, Inc. (A)	1,553	138,419
Sanderson Farms, Inc.	468	46,468
Tootsie Roll Industries, Inc. (C)	431	14,395
TreeHouse Foods, Inc. (A)	1,304	66,126

		608,408

Gas Utilities - 0.8%
Atmos Energy Corp.	2,721	252,291
National Fuel Gas Co. (C)	2,002	102,462
New Jersey Resources Corp.	2,062	94,172
ONE Gas, Inc.	1,223	97,351
Southwest Gas Holdings, Inc.	1,235	94,477
UGI Corp.	4,049	216,014

		856,767

Health Care Equipment & Supplies - 1.5%
Avanos Medical, Inc. (A)	1,105	49,493
Cantel Medical Corp.	845	62,910
Globus Medical, Inc., Class A (A)	1,771	76,649
Haemonetics Corp. (A)	1,204	120,460
Hill-Rom Holdings, Inc.	1,567	138,758
ICU Medical, Inc. (A)	386	88,637
Inogen, Inc. (A)	411	51,034
Integra LifeSciences Holdings Corp. (A)	1,647	74,279
LivaNova PLC (A)	1,134	103,727
Masimo Corp. (A)	1,135	121,865
NuVasive, Inc. (A)	1,198	59,373
STERIS PLC	1,968	210,281
Teleflex, Inc.	1,071	276,832
West Pharmaceutical Services, Inc.	1,725	169,102

		1,603,400

Health Care Providers & Services - 0.7%
Acadia Healthcare Co., Inc. (A) (C)	2,055	52,834
Chemed Corp.	373	105,663
Encompass Health Corp.	2,304	142,157
HealthEquity, Inc. (A)	1,264	75,397
MEDNAX, Inc. (A)	2,083	68,739
Molina Healthcare, Inc. (A)	1,453	168,868
Patterson Cos., Inc.	1,924	37,826
Tenet Healthcare Corp. (A)	1,933	33,132

		684,616

Health Care Technology - 0.1%
Allscripts Healthcare Solutions, Inc. (A)	4,070	39,235
Medidata Solutions, Inc. (A)	1,425	96,073

		135,308

Hotels, Restaurants & Leisure - 1.3%
Boyd Gaming Corp.	1,881	39,087
Brinker International, Inc. (C)	899	39,538
Cheesecake Factory, Inc.	971	42,248
Churchill Downs, Inc.	278	67,815
Cracker Barrel Old Country Store, Inc. (C)	559	89,362
Domino’s Pizza, Inc.	969	240,302
Dunkin’ Brands Group, Inc.	1,924	123,367
Eldorado Resorts, Inc. (A)	1,514	54,822
International Speedway Corp., Class A	570	25,000
Jack in the Box, Inc.	599	46,500

	Shares	Value
COMMON STOCKS (continued)
Hotels, Restaurants & Leisure (continued)
Marriott Vacations Worldwide Corp.	953	$ 67,196
Papa John’s International, Inc.	522	20,781
Penn National Gaming, Inc. (A)	2,519	47,433
Scientific Games Corp., Class A (A)	1,282	22,922
Six Flags Entertainment Corp.	1,671	92,958
Texas Roadhouse, Inc.	1,550	92,535
Wendy’s Co.	4,357	68,013
Wyndham Destinations, Inc.	2,270	81,357
Wyndham Hotels & Resorts, Inc.	2,310	104,805

		1,366,041

Household Durables - 0.5%
Helen of Troy, Ltd. (A)	615	80,676
KB Home	2,007	38,334
NVR, Inc. (A)	79	192,522
Tempur Sealy International, Inc. (A)	1,067	44,174
Toll Brothers, Inc.	3,158	103,993
TRI Pointe Group, Inc. (A)	3,312	36,200
Tupperware Brands Corp.	1,131	35,705

		531,604

Household Products - 0.1%
Energizer Holdings, Inc.	1,388	62,668

Industrial Conglomerates - 0.1%
Carlisle Cos., Inc.	1,387	139,421

Insurance - 1.7%
Alleghany Corp.	345	215,045
American Financial Group, Inc.	1,642	148,650
Aspen Insurance Holdings, Ltd.	1,390	58,366
Brown & Brown, Inc.	5,463	150,560
CNO Financial Group, Inc.	3,835	57,065
First American Financial Corp.	2,604	116,243
Genworth Financial, Inc., Class A (A)	11,663	54,350
Hanover Insurance Group, Inc.	986	115,135
Kemper Corp.	1,417	94,060
Mercury General Corp.	631	32,629
Old Republic International Corp.	6,626	136,297
Primerica, Inc.	1,000	97,710
Reinsurance Group of America, Inc.	1,462	205,016
RenaissanceRe Holdings, Ltd.	938	125,411
WR Berkley Corp.	2,247	166,076

		1,772,613

Interactive Media & Services - 0.1%
Cars.com, Inc. (A)	1,469	31,584
Yelp, Inc., Class A (A)	1,781	62,317

		93,901

IT Services - 0.9%
CACI International, Inc., Class A (A)	579	83,393
CoreLogic, Inc. (A)	1,876	62,696
Leidos Holdings, Inc.	3,488	183,887
LiveRamp Holdings, Inc. (A)	1,584	61,190
MAXIMUS, Inc.	1,494	97,244
Perspecta, Inc.	3,294	56,723
Sabre Corp.	6,412	138,756
Science Applications International Corp.	991	63,127
WEX, Inc. (A)	1,004	140,620

		887,636

The Notes to Financial Statements are an integral part of this report.

Transamerica ETF Trust	Annual Report 2018

DeltaShares® S&P 400 Managed Risk ETF

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2018

	Shares	Value
COMMON STOCKS (continued)
Leisure Products - 0.2%
Brunswick Corp.	2,021	$ 93,876
Polaris Industries, Inc.	1,352	103,671

		197,547

Life Sciences Tools & Services - 0.5%
Bio-Rad Laboratories, Inc., Class A (A)	469	108,911
Bio-Techne Corp.	879	127,209
Charles River Laboratories International, Inc. (A)	1,120	126,762
PRA Health Sciences, Inc. (A)	1,362	125,249
Syneos Health, Inc. (A)	1,418	55,798

		543,929

Machinery - 1.7%
AGCO Corp.	1,532	85,286
Crane Co.	1,177	84,956
Donaldson Co., Inc.	2,979	129,259
Graco, Inc.	3,876	162,210
IDEX Corp.	1,787	225,627
ITT, Inc.	2,040	98,471
Kennametal, Inc.	1,912	63,631
Lincoln Electric Holdings, Inc.	1,501	118,354
Nordson Corp.	1,219	145,488
Oshkosh Corp.	1,674	102,633
Terex Corp.	1,510	41,631
Timken Co.	1,611	60,122
Toro Co.	2,450	136,906
Trinity Industries, Inc.	3,408	70,171
Wabtec Corp. (C)	2,003	140,711
Woodward, Inc.	1,295	96,205

		1,761,661

Marine - 0.1%
Kirby Corp. (A)	1,255	84,537

Media - 0.4%
AMC Networks, Inc., Class A (A) (C)	1,049	57,569
Cable One, Inc.	116	95,132
John Wiley & Sons, Inc., Class A	1,053	49,459
Meredith Corp. (C)	929	48,252
New York Times Co., Class A (C)	3,288	73,290
TEGNA, Inc.	5,014	54,502

		378,204

Metals & Mining - 0.7%
Allegheny Technologies, Inc. (A)	2,927	63,720
Carpenter Technology Corp.	1,103	39,278
Commercial Metals Co.	2,740	43,895
Compass Minerals International, Inc.	789	32,893
Reliance Steel & Aluminum Co.	1,640	116,719
Royal Gold, Inc.	1,526	130,702
Steel Dynamics, Inc.	5,346	160,594
U.S. Steel Corp.	4,129	75,313
Worthington Industries, Inc.	938	32,680

		695,794

Multi-Utilities - 0.4%
Black Hills Corp.	1,257	78,915
MDU Resources Group, Inc.	4,566	108,853
NorthWestern Corp.	1,172	69,664
Vectren Corp.	1,935	139,281

		396,713

	Shares	Value
COMMON STOCKS (continued)
Multiline Retail - 0.1%
Big Lots, Inc.	940	$ 27,185
Dillard’s, Inc., Class A (C)	430	25,933
Ollie’s Bargain Outlet Holdings, Inc. (A)	1,201	79,879

		132,997

Oil, Gas & Consumable Fuels - 0.9%
Callon Petroleum Co. (A)	5,300	34,397
Chesapeake Energy Corp. (A) (C)	21,281	44,690
CNX Resources Corp. (A)	4,742	54,154
EQT Corp.	5,926	111,942
Equitrans Midstream Corp. (A)	4,738	94,855
Matador Resources Co. (A)	2,412	37,458
Murphy Oil Corp.	3,789	88,625
Oasis Petroleum, Inc. (A)	6,230	34,452
PBF Energy, Inc., Class A	2,792	91,215
QEP Resources, Inc. (A)	5,514	31,044
Range Resources Corp.	4,823	46,156
SM Energy Co.	2,403	37,198
Southwestern Energy Co. (A)	13,538	46,164
World Fuel Services Corp.	1,566	33,528
WPX Energy, Inc. (A)	9,202	104,443

		890,321

Paper & Forest Products - 0.1%
Domtar Corp.	1,465	51,466
Louisiana-Pacific Corp.	3,288	73,059

		124,525

Personal Products - 0.1%
Edgewell Personal Care Co. (A)	1,258	46,986
Nu Skin Enterprises, Inc., Class A	1,294	79,361

		126,347

Pharmaceuticals - 0.2%
Catalent, Inc. (A)	3,386	105,576
Mallinckrodt PLC (A)	1,941	30,668
Prestige Consumer Healthcare, Inc. (A)	1,205	37,210

		173,454

Professional Services - 0.4%
ASGN, Inc. (A)	1,222	66,599
Dun & Bradstreet Corp.	865	123,470
Insperity, Inc.	886	82,717
ManpowerGroup, Inc.	1,441	93,377

		366,163

Real Estate Management & Development - 0.2%
Jones Lang LaSalle, Inc.	1,061	134,323
Realogy Holdings Corp.	2,752	40,399

		174,722

Road & Rail - 0.6%
Avis Budget Group, Inc. (A)	1,513	34,012
Genesee & Wyoming, Inc., Class A (A)	1,360	100,667
Knight-Swift Transportation Holdings, Inc. (C)	2,927	73,380
Landstar System, Inc.	958	91,652
Old Dominion Freight Line, Inc.	1,524	188,199
Ryder System, Inc.	1,237	59,562
Werner Enterprises, Inc.	1,028	30,367

		577,839

The Notes to Financial Statements are an integral part of this report.

Transamerica ETF Trust	Annual Report 2018

DeltaShares® S&P 400 Managed Risk ETF

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2018

	Shares	Value
COMMON STOCKS (continued)
Semiconductors & Semiconductor Equipment - 1.0%
Cirrus Logic, Inc. (A)	1,393	$ 46,220
Cree, Inc. (A)	2,388	102,147
Cypress Semiconductor Corp.	8,430	107,230
First Solar, Inc. (A)	1,757	74,593
Integrated Device Technology, Inc. (A)	3,005	145,532
MKS Instruments, Inc.	1,257	81,215
Monolithic Power Systems, Inc.	909	105,671
Silicon Laboratories, Inc. (A)	1,005	79,204
Synaptics, Inc. (A)	806	29,991
Teradyne, Inc.	4,175	131,011
Universal Display Corp. (C)	988	92,447
Versum Materials, Inc.	2,540	70,409

		1,065,670

Software - 1.3%
ACI Worldwide, Inc. (A)	2,701	74,737
Blackbaud, Inc.	1,131	71,140
CDK Global, Inc.	2,999	143,592
CommVault Systems, Inc. (A)	906	53,536
Fair Isaac Corp. (A)	674	126,038
j2 Global, Inc.	1,090	75,624
LogMeIn, Inc.	1,192	97,231
Manhattan Associates, Inc. (A)	1,523	64,530
PTC, Inc. (A)	2,488	206,255
Teradata Corp. (A)	2,753	105,605
Tyler Technologies, Inc. (A)	905	168,167
Ultimate Software Group, Inc. (A)	728	178,265

		1,364,720

Specialty Retail - 0.7%
Aaron’s, Inc.	1,597	67,154
American Eagle Outfitters, Inc.	3,924	75,851
AutoNation, Inc. (A)	1,340	47,838
Bed Bath & Beyond, Inc. (C)	3,215	36,394
Dick’s Sporting Goods, Inc.	1,718	53,601
Five Below, Inc. (A)	1,299	132,914
Michaels Cos., Inc. (A)	2,093	28,339
Murphy USA, Inc. (A)	699	53,571
Sally Beauty Holdings, Inc. (A)	2,798	47,706
Signet Jewelers, Ltd.	1,209	38,410
Urban Outfitters, Inc. (A)	1,755	58,266
Williams-Sonoma, Inc. (C)	1,867	94,190

		734,234

Technology Hardware, Storage & Peripherals - 0.1%
NCR Corp. (A)	2,753	63,539

Textiles, Apparel & Luxury Goods - 0.2%
Carter’s, Inc.	1,068	87,170
Deckers Outdoor Corp. (A)	678	86,750
Skechers U.S.A., Inc., Class A (A)	3,118	71,371

		245,291

Thrifts & Mortgage Finance - 0.2%
LendingTree, Inc. (A)	173	37,986
New York Community Bancorp, Inc.	11,420	107,462
Washington Federal, Inc.	1,899	50,722

		196,170

Trading Companies & Distributors - 0.3%
GATX Corp.	876	62,029
MSC Industrial Direct Co., Inc., Class A	1,057	81,304

	Shares	Value
COMMON STOCKS (continued)
Trading Companies & Distributors (continued)
NOW, Inc. (A)	2,526	$ 29,403
Watsco, Inc.	748	104,077

		276,813

Water Utilities - 0.1%
Aqua America, Inc.	4,145	141,718

Wireless Telecommunication Services - 0.1%
Telephone & Data Systems, Inc.	2,165	70,449

Total Common Stocks (Cost $36,356,537)		34,491,080

	Principal	Value
U.S. GOVERNMENT OBLIGATION - 64.0%
U.S. Treasury - 64.0%
U.S. Treasury Note 2.63%, 12/31/2023	$ 66,128,000	66,474,114

Total U.S. Government Obligation (Cost $66,329,643)		66,474,114

	Shares	Value
OTHER INVESTMENT COMPANY - 1.3%
Securities Lending Collateral - 1.3%
State Street Navigator Securities Lending Trust - Government Money Market Portfolio, 2.35% (D)	1,340,258	1,340,258

Total Other Investment Company (Cost $1,340,258)		1,340,258

	Principal	Value
REPURCHASE AGREEMENT - 0.4%
Fixed Income Clearing Corp., 1.45% (D), dated 12/31/2018, to be repurchased at $453,608 on 01/02/2019. Collateralized by a U.S. Government Obligation, 2.75%, due 06/30/2025, and with a value of $463,055.	$ 453,571	453,571

Total Repurchase Agreement (Cost $453,571)		453,571

Total Investments (Cost $104,480,009)		102,759,023
Net Other Assets (Liabilities) - 1.0%		1,084,990

Net Assets - 100.0%		$ 103,844,013

The Notes to Financial Statements are an integral part of this report.

Transamerica ETF Trust	Annual Report 2018

DeltaShares® S&P 400 Managed Risk ETF

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2018

FUTURES CONTRACTS:

Description	Long/Short	Number of Contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation	Unrealized Depreciation
5-Year U.S. Treasury Note	Long	17	03/29/2019	$1,949,185	$1,949,688	$503	$—
S&P Midcap 400® E-Mini Index	Long	6	03/15/2019	980,510	997,320	16,810	—

Total						$17,313	$—

SECURITY VALUATION:

Valuation Inputs (E)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Common Stocks	$34,491,080	$—	$—	$34,491,080
U.S. Government Obligation	—	66,474,114	—	66,474,114
Other Investment Company	1,340,258	—	—	1,340,258
Repurchase Agreement	—	453,571	—	453,571

Total Investments	$35,831,338	$66,927,685	$—	$102,759,023

Other Financial Instruments
Futures Contracts (F)	$17,313	$—	$—	$17,313

Total Other Financial Instruments	$17,313	$—	$—	$17,313

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	Non-income producing securities.
(B)	Percentage rounds to less than 0.1% or (0.1)%.
(C)	All or a portion of the securities are on loan. The total value of all securities on loan is $1,307,891. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(D)	Rates disclosed reflect the yields at December 31, 2018.
(E)	There were no transfers in or out of Level 3 during the year ended December 31, 2018. Please reference the Security Valuation section of the Notes to Financial Statements for more information regarding security valuation and pricing inputs.
(F)	Futures contracts and/or forward foreign currency contracts are valued at unrealized appreciation (depreciation).

The Notes to Financial Statements are an integral part of this report.

Transamerica ETF Trust	Annual Report 2018

DeltaShares® S&P 500 Managed Risk ETF

(unaudited)

MARKET ENVIRONMENT

After a stellar performance in 2017, equities around the globe posed a major challenge to investors in 2018. It was the first calendar year since 2015 to bring net losses to global benchmark MSCI ACWI ex-U.S. Index, and the first year since 2008 to bring negative returns to the S&P 500®. Throughout the year, investor outlook was plagued with political risks, worries regarding global trade, the U.S. Federal Reserve (“Fed”) tightening program in the U.S., and general signs of weakening global economic growth.

The turmoil kicked off in February with a sharp sell-off in U.S. markets that included the largest ever single-day point drop in the Dow Jones Industrial Average (“Dow”), and took most major market indices into sharp drawdowns. However, by the second half of the month, equity markets were on the mend, and the S&P 500® recovered half its losses by mid-February. Regardless, the February drawdown brought about a markedly higher regime for volatility, which set the tone for the rest of the year.

Equities recovered modestly in the second quarter, but exhibited declining volatility, and the third quarter was a generally positive quarter, with the exception of emerging markets. By contrast, the fourth quarter brought most equities to the brink of bear market territory, and reinforced fears that centered on slowing global growth and trade disputes between the U.S. and China. After dovish comments from the Fed, U.S. equities staged a record breaking rally on December 26th, including a 4.96% return for the S&P 500®. Fixed income benefited from safe haven buying in the fourth quarter, and erased much of the losses from earlier in the year, leaving major indices flat to negative for the year.

PERFORMANCE OVERVIEW

For the year ended December 31, 2018, the DeltaShares® S&P 500 Managed Risk ETF (NAV) returned -3.68%. By comparison, the Underlying Index returned -3.27% and the S&P 500® Index returned -4.38%.

The Fund’s performance reflects annual operating expenses of the Fund, including management fees, brokerage expenses, and other fees and expenses. Index returns do not reflect fees and expenses of any kind, which would have a negative impact on returns.

STRATEGY REVIEW

The DeltaShares® S&P 500 Managed Risk ETF (the “Fund”) seeks to track the investment results, before fees and expenses, of the S&P 500 Managed Risk 2.0 Index (the “Underlying Index”).

The Fund seeks to achieve this investment objective by holding a portfolio of securities that are included in the Underlying Index, including common stocks, U.S. Treasury bonds, and/or cash. The Underlying Index is designed to simulate, through a rules-based methodology, a dynamic portfolio with the aim of both managing the volatility of the Underlying Index and limiting losses from the Underlying Index’s equity exposure due to severe sustained market declines. The Underlying Index seeks to achieve these objectives by allocating weightings among the S&P 500® Index, the S&P U.S. Treasury Bond Current 5-Year Index, and the S&P U.S. Treasury Bill 0-3 Month Index. The Fund may also use derivatives in an effort to gain exposure to underlying securities and markets in a more efficient manner or optimize the execution processes and costs for portfolio transitions. Under normal circumstances, the Fund uses a replication strategy and generally expects to invest in substantially all of the securities in the Underlying Index.

During the period, the largest contributors to the Fund’s absolute total return were U.S. Treasury bonds as well as equities within the health care and information technology sectors. The largest detractors were equities within the financials, industrials and energy sectors.

During the fiscal year, the Fund utilized derivatives. These positions detracted from performance.

Blake Graves, CFA

Charles Lowery

Louis Ng

Co-Portfolio Managers

Milliman Financial Risk Management LLC

Asset Allocation	Percentage of Net Assets
U.S. Government Obligation	60.0%
Common Stocks	38.7
Repurchase Agreement	0.3
Other Investment Company	0.0 *
Net Other Assets (Liabilities) ^	1.0
Total	100.0%

*	Percentage rounds to less than 0.1% or (0.1)%.

^

The Net Other Assets (Liabilities) category may include, but is not limited to, reverse repurchase agreements, forward foreign currency contracts, futures contracts, swap agreements, written options and swaptions, and cash collateral.

Allocations are subject to change.

Transamerica ETF Trust	Annual Report 2018

DeltaShares® S&P 500 Managed Risk ETF

(unaudited)

Performance as of December 31, 2018
	Average Annual Total Returns		Cumulative Total Returns		Inception Date
	1 Year	10 Year or Since Inception	1 Year	10 Year or Since Inception
Fund NAV	(3.68)%	3.45%	(3.68)%	4.94%	07/31/2017
Fund Market	(3.94)%	3.32%	(3.94)%	4.75%	07/31/2017
S&P 500® Index (A)	(4.38)%	3.02%	(4.38)%	4.32%
S&P 500® Managed Risk 2.0 Index (A)(B)(C)(D)	(3.27)%	3.86%	(3.27)%	5.54%

(A) The S&P 500® Index is a market-capitalization weighted index of 500 large U.S. companies with common stock listed on the NYSE or NASDAQ.

(B) The S&P 500® Managed Risk 2.0 Index is comprised of weightings amongst the S&P 500® Index, the S&P U.S. Treasury Bond Current 5-Year Index, and the S&P U.S. Treasury Bill 0-3 Month Index. The S&P 500® Managed Risk 2.0 Index rebalances on a daily basis.

(C) The S&P U.S. Treasury Bond Current 5-Year Index is a one-security index comprising the most recently issued 5-year U.S. Treasury note or bond.

(D) The S&P U.S. Treasury Bill 0-3 Month Index is designed to measure the performance of U.S. Treasury bills maturing in 0 to 3 months.

The Fund’s benchmarks are unmanaged indices used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or the Since Inception calculation is based on the previous 10 years or since the inception date, whichever is more recent. An index is a statistical measure of a specified financial market or sector. An index does not actually hold a portfolio of securities and therefore does not reflect deductions for fees or expenses. In comparison, a Fund’s performance is negatively impacted by these deductions. You cannot invest directly in an index.

The performance data presented represents past performance and does not guarantee future results. Performance data does not reflect the deduction of taxes that would be paid on Fund distributions or the redemption of Fund shares. The Fund’s investment return and net asset value will fluctuate. Past performance does not guarantee future results. Investors’ shares when sold may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please see www.deltashares.com for performance data current to the most recent month end. Fund performance is net of investment fees and Fund expenses.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

Fund shares are bought and sold at Market Price, not Net Asset Value (“NAV”), and are not individually redeemed from the fund. Net Asset Value is an exchange-traded fund’s per-share value. The per-share dollar amount of the Fund is derived by dividing the total value of all the securities in the portfolio, less any liabilities, by the number of Fund shares outstanding. Market Price is the price at which a share can currently be traded in the market. The market price used to calculate the market return is determined by using the midpoint between the highest bid and the lowest offer on the exchange on which the shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated.

Exchange-Traded Funds (ETFs) are subject to market risk, including the loss of principal. Because Fund Shares trade at market prices rather than at NAV, Fund Shares may trade at a price greater than NAV (premium) or less than NAV (discount). Shares of DeltaShares® ETFs may be bought and sold throughout the day on the exchange through any brokerage account. Buying and selling shares of ETFs will result in brokerage commissions. Diversification and asset allocation may not protect against market risk or loss of principal. Investing involves risk, including the possible loss of principal. There is no guarantee the investment objective will be achieved. Equity securities represent an ownership interest in an issuer, rank junior in a company’s capital structure and consequently may entail greater risk of loss than debt securities. The market prices of fixed-income securities may go up or down, sometimes rapidly and unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. The principal risks include risks related to: Equity securities, index tracking, leveraging, derivatives such as futures, forwards, swaps, options, and investing in underlying exchange-traded funds. The use of derivatives may produce disproportionate gains or losses, may increase costs, and amplify risks.

Transamerica ETF Trust	Annual Report 2018

DeltaShares® S&P 500 Managed Risk ETF

SCHEDULE OF INVESTMENTS

At December 31, 2018

	Shares	Value
COMMON STOCKS - 38.7%
Aerospace & Defense - 1.0%
Arconic, Inc.	3,055	$ 51,507
Boeing Co.	3,751	1,209,697
General Dynamics Corp.	1,977	310,804
Harris Corp.	836	112,567
Huntington Ingalls Industries, Inc.	305	58,045
L3 Technologies, Inc.	559	97,076
Lockheed Martin Corp.	1,758	460,315
Northrop Grumman Corp.	1,233	301,962
Raytheon Co.	2,021	309,920
Textron, Inc.	1,726	79,379
TransDigm Group, Inc. (A)	345	117,321
United Technologies Corp.	5,764	613,751

		3,722,344

Air Freight & Logistics - 0.2%
CH Robinson Worldwide, Inc.	977	82,156
Expeditors International of Washington, Inc.	1,226	83,479
FedEx Corp.	1,722	277,810
United Parcel Service, Inc., Class B	4,938	481,603

		925,048

Airlines - 0.2%
Alaska Air Group, Inc.	876	53,305
American Airlines Group, Inc.	2,911	93,472
Delta Air Lines, Inc.	4,431	221,107
Southwest Airlines Co.	3,594	167,049
United Continental Holdings, Inc. (A)	1,626	136,145

		671,078

Auto Components - 0.1%
Aptiv PLC	1,871	115,197
BorgWarner, Inc.	1,479	51,380
Goodyear Tire & Rubber Co.	1,655	33,779

		200,356

Automobiles - 0.1%
Ford Motor Co.	27,750	212,288
General Motors Co.	9,323	311,854
Harley-Davidson, Inc.	1,157	39,477

		563,619

Banks - 2.2%
Bank of America Corp.	64,827	1,597,337
BB&T Corp.	5,473	237,090
Citigroup, Inc.	17,345	902,981
Citizens Financial Group, Inc.	3,323	98,793
Comerica, Inc.	1,148	78,856
Fifth Third Bancorp	4,657	109,579
First Republic Bank	1,162	100,978
Huntington Bancshares, Inc.	7,540	89,877
JPMorgan Chase & Co.	23,619	2,305,687
KeyCorp	7,348	108,603
M&T Bank Corp.	997	142,701
People’s United Financial, Inc.	2,681	38,687
PNC Financial Services Group, Inc.	3,277	383,114
Regions Financial Corp.	7,343	98,249
SunTrust Banks, Inc.	3,191	160,954
SVB Financial Group (A)	378	71,790
US Bancorp	10,790	493,103
Wells Fargo & Co.	30,090	1,386,547
Zions Bancorp NA	1,365	55,610

		8,460,536

	Shares	Value
COMMON STOCKS (continued)
Beverages - 0.7%
Brown-Forman Corp., Class B	1,181	$ 56,192
Coca-Cola Co.	27,209	1,288,346
Constellation Brands, Inc., Class A	1,180	189,768
Molson Coors Brewing Co., Class B	1,330	74,693
Monster Beverage Corp. (A)	2,828	139,194
PepsiCo, Inc.	10,026	1,107,672

		2,855,865

Biotechnology - 1.0%
AbbVie, Inc.	10,684	984,958
Alexion Pharmaceuticals, Inc. (A)	1,585	154,316
Amgen, Inc.	4,526	881,076
Biogen, Inc. (A)	1,431	430,617
Celgene Corp. (A)	4,966	318,271
Gilead Sciences, Inc.	9,188	574,709
Incyte Corp. (A)	1,255	79,805
Regeneron Pharmaceuticals, Inc. (A)	551	205,798
Vertex Pharmaceuticals, Inc. (A)	1,815	300,764

		3,930,314

Building Products - 0.1%
A.O. Smith Corp.	1,022	43,639
Allegion PLC	675	53,804
Fortune Brands Home & Security, Inc.	1,004	38,142
Johnson Controls International PLC	6,563	194,593
Masco Corp.	2,170	63,451

		393,629

Capital Markets - 1.1%
Affiliated Managers Group, Inc.	374	36,443
Ameriprise Financial, Inc.	990	103,326
Bank of New York Mellon Corp.	6,461	304,119
BlackRock, Inc.	863	339,004
Cboe Global Markets, Inc.	797	77,970
Charles Schwab Corp.	8,537	354,542
CME Group, Inc.	2,541	478,013
E*TRADE Financial Corp.	1,806	79,247
Franklin Resources, Inc.	2,114	62,701
Goldman Sachs Group, Inc.	2,457	410,442
Intercontinental Exchange, Inc.	4,046	304,785
Invesco, Ltd.	2,922	48,914
Moody’s Corp.	1,184	165,807
Morgan Stanley	9,285	368,150
MSCI, Inc.	625	92,144
Nasdaq, Inc.	815	66,480
Northern Trust Corp.	1,572	131,403
Raymond James Financial, Inc.	916	68,160
S&P Global, Inc.	1,782	302,833
State Street Corp.	2,696	170,037
T. Rowe Price Group, Inc.	1,709	157,775

		4,122,295

Chemicals - 0.8%
Air Products & Chemicals, Inc.	1,559	249,518
Albemarle Corp.	754	58,111
Celanese Corp.	950	85,471
CF Industries Holdings, Inc.	1,639	71,313
DowDuPont, Inc.	16,295	871,457
Eastman Chemical Co.	995	72,744
Ecolab, Inc.	1,806	266,114

The Notes to Financial Statements are an integral part of this report.

Transamerica ETF Trust	Annual Report 2018

DeltaShares® S&P 500 Managed Risk ETF

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2018

	Shares	Value
COMMON STOCKS (continued)
Chemicals (continued)
FMC Corp.	956	$ 70,706
International Flavors & Fragrances, Inc.	719	96,540
Linde PLC	3,914	610,741
LyondellBasell Industries NV, Class A	2,234	185,779
Mosaic Co.	2,519	73,580
PPG Industries, Inc.	1,704	174,200
Sherwin-Williams Co.	585	230,174

		3,116,448

Commercial Services & Supplies - 0.2%
Cintas Corp.	615	103,314
Copart, Inc. (A)	1,463	69,902
Republic Services, Inc.	1,545	111,379
Rollins, Inc.	1,046	37,761
Waste Management, Inc.	2,786	247,926

		570,282

Communications Equipment - 0.5%
Arista Networks, Inc. (A)	370	77,959
Cisco Systems, Inc.	31,933	1,383,657
F5 Networks, Inc. (A)	431	69,835
Juniper Networks, Inc.	2,451	65,956
Motorola Solutions, Inc.	1,161	133,562

		1,730,969

Construction & Engineering - 0.0% (B)
Fluor Corp.	999	32,168
Jacobs Engineering Group, Inc.	849	49,632
Quanta Services, Inc.	1,037	31,214

		113,014

Construction Materials - 0.0% (B)
Martin Marietta Materials, Inc.	445	76,482
Vulcan Materials Co.	938	92,674

		169,156

Consumer Finance - 0.3%
American Express Co.	4,975	474,217
Capital One Financial Corp.	3,364	254,285
Discover Financial Services	2,386	140,726
Synchrony Financial	4,696	110,168

		979,396

Containers & Packaging - 0.1%
Avery Dennison Corp.	616	55,335
Ball Corp.	2,409	110,766
International Paper Co.	2,877	116,116
Packaging Corp. of America	671	56,002
Sealed Air Corp.	1,115	38,846
WestRock Co.	1,801	68,006

		445,071

Distributors - 0.0% (B)
Genuine Parts Co.	1,042	100,053
LKQ Corp. (A)	2,260	53,630

		153,683

Diversified Consumer Services - 0.0% (B)
H&R Block, Inc.	1,460	37,040

Diversified Financial Services - 0.7%
Berkshire Hathaway, Inc., Class B (A)	13,817	2,821,155
Jefferies Financial Group, Inc.	1,996	34,651

		2,855,806

	Shares	Value
COMMON STOCKS (continued)
Diversified Telecommunication Services - 0.8%
AT&T, Inc.	51,693	$ 1,475,318
CenturyLink, Inc.	6,754	102,323
Verizon Communications, Inc.	29,348	1,649,945

		3,227,586

Electric Utilities - 0.8%
Alliant Energy Corp.	1,676	70,811
American Electric Power Co., Inc.	3,502	261,739
Duke Energy Corp.	5,063	436,937
Edison International	2,314	131,366
Entergy Corp.	1,287	110,772
Evergy, Inc.	1,871	106,217
Eversource Energy	2,251	146,405
Exelon Corp.	6,868	309,747
FirstEnergy Corp.	3,451	129,585
NextEra Energy, Inc.	3,395	590,119
PG&E Corp. (A)	3,684	87,495
Pinnacle West Capital Corp.	796	67,819
PPL Corp.	5,115	144,908
Southern Co.	7,308	320,967
Xcel Energy, Inc.	3,651	179,885

		3,094,772

Electrical Equipment - 0.2%
AMETEK, Inc.	1,649	111,637
Eaton Corp. PLC	3,078	211,336
Emerson Electric Co.	4,447	265,708
Rockwell Automation, Inc.	857	128,961

		717,642

Electronic Equipment, Instruments & Components - 0.2%
Amphenol Corp., Class A	2,140	173,383
Corning, Inc.	5,685	171,744
FLIR Systems, Inc.	983	42,800
IPG Photonics Corp. (A)	254	28,775
Keysight Technologies, Inc. (A)	1,331	82,628
TE Connectivity, Ltd.	2,436	184,235

		683,565

Energy Equipment & Services - 0.2%
Baker Hughes a GE Co.	3,646	78,389
Halliburton Co.	6,222	165,381
Helmerich & Payne, Inc.	774	37,105
National Oilwell Varco, Inc.	2,723	69,981
Schlumberger, Ltd.	9,836	354,883
TechnipFMC PLC	3,022	59,171

		764,910

Entertainment - 0.8%
Activision Blizzard, Inc.	5,420	252,409
Electronic Arts, Inc. (A)	2,146	169,341
Netflix, Inc. (A)	3,097	828,943
Take-Two Interactive Software, Inc. (A)	809	83,279
Twenty-First Century Fox, Inc., Class A	7,507	361,237
Twenty-First Century Fox, Inc., Class B	3,460	165,319
Viacom, Inc., Class B	2,510	64,507
Walt Disney Co.	10,573	1,159,329

		3,084,364

Equity Real Estate Investment Trusts - 1.1%
Alexandria Real Estate Equities, Inc.	764	88,043
American Tower Corp.	3,129	494,977

The Notes to Financial Statements are an integral part of this report.

Transamerica ETF Trust	Annual Report 2018

DeltaShares® S&P 500 Managed Risk ETF

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2018

	Shares	Value
COMMON STOCKS (continued)
Equity Real Estate Investment Trusts (continued)
Apartment Investment & Management Co., Class A	1,105	$ 48,487
AvalonBay Communities, Inc.	982	170,917
Boston Properties, Inc.	1,097	123,467
Crown Castle International Corp.	2,947	320,133
Digital Realty Trust, Inc.	1,465	156,096
Duke Realty Corp.	2,545	65,916
Equinix, Inc.	571	201,312
Equity Residential	2,617	172,748
Essex Property Trust, Inc.	469	115,003
Extra Space Storage, Inc.	899	81,342
Federal Realty Investment Trust	525	61,971
HCP, Inc.	3,391	94,711
Host Hotels & Resorts, Inc.	5,271	87,868
Iron Mountain, Inc.	2,033	65,890
Kimco Realty Corp.	2,993	43,847
Macerich Co.	751	32,503
Mid-America Apartment Communities, Inc.	809	77,421
Prologis, Inc.	4,471	262,537
Public Storage	1,065	215,567
Realty Income Corp.	2,096	132,132
Regency Centers Corp.	1,203	70,592
SBA Communications Corp. (A)	805	130,321
Simon Property Group, Inc.	2,197	369,074
SL Green Realty Corp.	606	47,922
UDR, Inc.	1,957	77,536
Ventas, Inc.	2,532	148,350
Vornado Realty Trust	1,230	76,297
Welltower, Inc.	2,668	185,186
Weyerhaeuser Co.	5,321	116,317

		4,334,483

Food & Staples Retailing - 0.6%
Costco Wholesale Corp.	3,112	633,946
Kroger Co.	5,668	155,870
Sysco Corp.	3,396	212,793
Walgreens Boots Alliance, Inc.	5,710	390,164
Walmart, Inc.	10,111	941,840

		2,334,613

Food Products - 0.4%
Archer-Daniels-Midland Co.	3,982	163,143
Campbell Soup Co. (C)	1,368	45,130
Conagra Brands, Inc.	3,449	73,671
General Mills, Inc.	4,235	164,911
Hershey Co.	996	106,751
Hormel Foods Corp.	1,936	82,628
J.M. Smucker, Co.	808	75,540
Kellogg Co.	1,799	102,561
Kraft Heinz Co.	4,417	190,108
Lamb Weston Holdings, Inc.	1,040	76,502
McCormick & Co., Inc.	865	120,443
Mondelez International, Inc., Class A	10,326	413,350
Tyson Foods, Inc., Class A	2,096	111,926

		1,726,664

Health Care Equipment & Supplies - 1.3%
Abbott Laboratories	12,474	902,244
ABIOMED, Inc. (A)	320	104,013
Align Technology, Inc. (A)	517	108,275

	Shares	Value
COMMON STOCKS (continued)
Health Care Equipment & Supplies (continued)
Baxter International, Inc.	3,515	$ 231,357
Becton Dickinson and Co.	1,905	429,235
Boston Scientific Corp. (A)	9,829	347,357
Cooper Cos., Inc.	349	88,821
Danaher Corp.	4,381	451,769
DENTSPLY SIRONA, Inc.	1,581	58,829
Edwards Lifesciences Corp. (A)	1,485	227,458
Hologic, Inc. (A)	1,913	78,624
IDEXX Laboratories, Inc. (A)	612	113,844
Intuitive Surgical, Inc. (A)	811	388,404
Medtronic PLC	9,539	867,667
ResMed, Inc.	1,012	115,236
Stryker Corp.	2,206	345,791
Varian Medical Systems, Inc. (A)	647	73,312
Zimmer Biomet Holdings, Inc.	1,449	150,290

		5,082,526

Health Care Providers & Services - 1.2%
AmerisourceBergen Corp.	1,114	82,882
Anthem, Inc.	1,837	482,451
Cardinal Health, Inc.	2,116	94,374
Centene Corp. (A)	1,459	168,223
Cigna Corp. (A)	2,706	513,905
CVS Health Corp.	9,185	601,801
DaVita, Inc. (A)	896	46,108
HCA Healthcare, Inc.	1,907	237,326
Henry Schein, Inc. (A)	1,083	85,037
Humana, Inc.	974	279,032
Laboratory Corp. of America Holdings (A)	717	90,600
McKesson Corp.	1,388	153,332
Quest Diagnostics, Inc.	966	80,439
UnitedHealth Group, Inc.	6,833	1,702,237
Universal Health Services, Inc., Class B	606	70,635
WellCare Health Plans, Inc. (A)	355	83,812

		4,772,194

Health Care Technology - 0.0% (B)
Cerner Corp. (A)	2,340	122,710

Hotels, Restaurants & Leisure - 0.7%
Carnival Corp.	2,844	140,209
Chipotle Mexican Grill, Inc. (A)	174	75,132
Darden Restaurants, Inc.	882	88,077
Hilton Worldwide Holdings, Inc.	2,106	151,211
Marriott International, Inc., Class A	2,011	218,314
McDonald’s Corp.	5,475	972,196
MGM Resorts International	3,557	86,293
Norwegian Cruise Line Holdings, Ltd. (A)	1,562	66,213
Royal Caribbean Cruises, Ltd.	1,217	119,010
Starbucks Corp.	8,811	567,428
Wynn Resorts, Ltd.	695	68,742
Yum! Brands, Inc.	2,218	203,879

		2,756,704

Household Durables - 0.1%
D.R. Horton, Inc.	2,432	84,293
Garmin, Ltd.	858	54,328
Leggett & Platt, Inc.	926	33,188
Lennar Corp., Class A	2,078	81,354
Mohawk Industries, Inc. (A)	448	52,398

The Notes to Financial Statements are an integral part of this report.

Transamerica ETF Trust	Annual Report 2018

DeltaShares® S&P 500 Managed Risk ETF

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2018

	Shares	Value
COMMON STOCKS (continued)
Household Durables (continued)
Newell Brands, Inc.	3,050	$ 56,699
PulteGroup, Inc.	1,835	47,692
Whirlpool Corp.	453	48,412

		458,364

Household Products - 0.7%
Church & Dwight Co., Inc.	1,749	115,014
Clorox Co.	907	139,805
Colgate-Palmolive Co.	6,160	366,643
Kimberly-Clark Corp.	2,460	280,292
Procter & Gamble Co.	17,695	1,626,525

		2,528,279

Independent Power & Renewable Electricity Producers - 0.0% (B)
AES Corp.	4,704	68,020
NRG Energy, Inc.	2,059	81,536

		149,556

Industrial Conglomerates - 0.6%
3M Co.	4,136	788,074
General Electric Co.	61,779	467,667
Honeywell International, Inc.	5,258	694,687
Roper Technologies, Inc.	735	195,892

		2,146,320

Insurance - 0.9%
Aflac, Inc.	5,407	246,343
Allstate Corp.	2,446	202,113
American International Group, Inc.	6,283	247,613
Aon PLC	1,711	248,711
Arthur J. Gallagher & Co.	1,304	96,105
Assurant, Inc.	370	33,093
Brighthouse Financial, Inc. (A)	842	25,664
Chubb, Ltd.	3,273	422,806
Cincinnati Financial Corp.	1,075	83,226
Everest Re Group, Ltd.	289	62,933
Hartford Financial Services Group, Inc.	2,548	113,259
Lincoln National Corp.	1,517	77,837
Loews Corp.	1,964	89,401
Marsh & McLennan Cos., Inc.	3,578	285,345
MetLife, Inc.	7,009	287,790
Principal Financial Group, Inc.	1,870	82,598
Progressive Corp.	4,142	249,887
Prudential Financial, Inc.	2,933	239,186
Torchmark Corp.	729	54,332
Travelers Cos., Inc.	1,881	225,250
Unum Group	1,554	45,656
Willis Towers Watson PLC	923	140,167

		3,559,315

Interactive Media & Services - 1.8%
Alphabet, Inc., Class A (A)	2,123	2,218,450
Alphabet, Inc., Class C (A)	2,185	2,262,808
Facebook, Inc., Class A (A)	17,064	2,236,920
TripAdvisor, Inc. (A)	727	39,214
Twitter, Inc. (A)	5,136	147,609

		6,905,001

Internet & Direct Marketing Retail - 1.4%
Amazon.com, Inc. (A)	2,917	4,381,246
Booking Holdings, Inc. (A)	329	566,676

	Shares	Value
COMMON STOCKS (continued)
Internet & Direct Marketing Retail (continued)
eBay, Inc. (A)	6,428	$ 180,434
Expedia Group, Inc.	841	94,739

		5,223,095

IT Services - 1.9%
Accenture PLC, Class A	4,528	638,493
Akamai Technologies, Inc. (A)	1,157	70,670
Alliance Data Systems Corp.	333	49,977
Automatic Data Processing, Inc.	3,109	407,652
Broadridge Financial Solutions, Inc.	829	79,791
Cognizant Technology Solutions Corp., Class A	4,113	261,093
DXC Technology Co.	1,990	105,808
Fidelity National Information Services, Inc.	2,326	238,531
Fiserv, Inc. (A)	2,830	207,977
FleetCor Technologies, Inc. (A)	630	117,004
Gartner, Inc. (A)	646	82,585
Global Payments, Inc.	1,124	115,918
International Business Machines Corp.	6,455	733,740
Jack Henry & Associates, Inc.	549	69,459
Mastercard, Inc., Class A	6,454	1,217,547
Paychex, Inc.	2,270	147,891
PayPal Holdings, Inc. (A)	8,369	703,749
Total System Services, Inc.	1,192	96,898
VeriSign, Inc. (A)	756	112,107
Visa, Inc., Class A	12,481	1,646,743
Western Union Co.	3,145	53,654

		7,157,287

Leisure Products - 0.0% (B)
Hasbro, Inc.	827	67,194
Mattel, Inc. (A) (C)	2,451	24,485

		91,679

Life Sciences Tools & Services - 0.4%
Agilent Technologies, Inc.	2,264	152,729
Illumina, Inc. (A)	1,044	313,127
IQVIA Holdings, Inc. (A)	1,125	130,691
Mettler-Toledo International, Inc. (A)	178	100,673
PerkinElmer, Inc.	790	62,055
Thermo Fisher Scientific, Inc.	2,859	639,816
Waters Corp. (A)	538	101,494

		1,500,585

Machinery - 0.6%
Caterpillar, Inc.	4,191	532,550
Cummins, Inc.	1,049	140,188
Deere & Co.	2,285	340,853
Dover Corp.	1,039	73,717
Flowserve Corp.	929	35,321
Fortive Corp.	2,087	141,206
Illinois Tool Works, Inc.	2,168	274,664
Ingersoll-Rand PLC	1,745	159,196
PACCAR, Inc.	2,482	141,821
Parker-Hannifin Corp.	940	140,192
Pentair PLC	1,134	42,843
Snap-on, Inc.	395	57,390
Stanley Black & Decker, Inc.	1,073	128,481
Xylem, Inc.	1,276	85,135

		2,293,557

The Notes to Financial Statements are an integral part of this report.

Transamerica ETF Trust	Annual Report 2018

DeltaShares® S&P 500 Managed Risk ETF

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2018

	Shares	Value
COMMON STOCKS (continued)
Media - 0.5%
CBS Corp., Class B	2,391	$ 104,535
Charter Communications, Inc., Class A (A)	1,252	356,782
Comcast Corp., Class A	32,246	1,097,976
Discovery, Inc., Class A (A) (C)	1,113	27,536
Discovery, Inc., Class C (A)	2,559	59,062
DISH Network Corp., Class A (A)	1,628	40,651
Interpublic Group of Cos., Inc.	2,730	56,320
News Corp., Class A	2,736	31,054
News Corp., Class B	879	10,152
Omnicom Group, Inc.	1,592	116,598

		1,900,666

Metals & Mining - 0.1%
Freeport-McMoRan, Inc.	10,292	106,111
Newmont Mining Corp.	3,783	131,081
Nucor Corp.	2,230	115,536

		352,728

Multi-Utilities - 0.4%
Ameren Corp.	1,735	113,174
CenterPoint Energy, Inc.	3,560	100,499
CMS Energy Corp.	2,012	99,896
Consolidated Edison, Inc.	2,212	169,130
Dominion Energy, Inc.	5,340	381,596
DTE Energy Co.	1,292	142,508
NiSource, Inc.	2,580	65,403
Public Service Enterprise Group, Inc.	3,590	186,859
Sempra Energy	1,944	210,321
WEC Energy Group, Inc.	2,241	155,212

		1,624,598

Multiline Retail - 0.2%
Dollar General Corp.	1,867	201,785
Dollar Tree, Inc. (A)	1,690	152,641
Kohl’s Corp.	1,173	77,817
Macy’s, Inc.	2,184	65,039
Nordstrom, Inc.	808	37,661
Target Corp.	3,706	244,930

		779,873

Oil, Gas & Consumable Fuels - 1.9%
Anadarko Petroleum Corp.	3,582	157,035
Apache Corp.	2,696	70,770
Cabot Oil & Gas Corp.	3,062	68,436
Chevron Corp.	13,571	1,476,389
Cimarex Energy Co.	679	41,860
Concho Resources, Inc. (A)	1,422	146,167
ConocoPhillips	8,177	509,836
Devon Energy Corp.	3,325	74,945
Diamondback Energy, Inc.	1,096	101,599
EOG Resources, Inc.	4,119	359,218
Exxon Mobil Corp.	30,071	2,050,541
Hess Corp.	1,767	71,564
HollyFrontier Corp.	1,132	57,868
Kinder Morgan, Inc.	13,481	207,338
Marathon Oil Corp.	5,904	84,663
Marathon Petroleum Corp.	4,907	289,562
Newfield Exploration Co. (A)	1,423	20,861
Noble Energy, Inc.	3,408	63,934
Occidental Petroleum Corp.	5,363	329,181

	Shares	Value
COMMON STOCKS (continued)
Oil, Gas & Consumable Fuels (continued)
ONEOK, Inc.	2,922	$ 157,642
Phillips 66	3,013	259,570
Pioneer Natural Resources Co.	1,211	159,271
Valero Energy Corp.	3,014	225,960
Williams Cos., Inc.	8,598	189,586

		7,173,796

Personal Products - 0.1%
Coty, Inc., Class A	3,201	20,999
Estee Lauder Cos., Inc., Class A	1,562	203,216

		224,215

Pharmaceuticals - 2.0%
Allergan PLC	2,252	301,002
Bristol-Myers Squibb Co.	11,593	602,604
Eli Lilly & Co.	6,696	774,861
Johnson & Johnson	19,049	2,458,274
Merck & Co., Inc.	18,469	1,411,216
Mylan NV (A)	3,662	100,339
Nektar Therapeutics (A)	1,229	40,397
Perrigo Co. PLC	888	34,410
Pfizer, Inc.	41,056	1,792,094
Zoetis, Inc.	3,412	291,863

		7,807,060

Professional Services - 0.1%
Equifax, Inc.	856	79,719
IHS Markit, Ltd. (A)	2,548	122,227
Nielsen Holdings PLC	2,521	58,815
Robert Half International, Inc.	863	49,364
Verisk Analytics, Inc. (A)	1,169	127,468

		437,593

Real Estate Management & Development - 0.0% (B)
CBRE Group, Inc., Class A (A)	2,252	90,170

Road & Rail - 0.4%
CSX Corp.	5,698	354,017
JB Hunt Transport Services, Inc.	620	57,685
Kansas City Southern	722	68,915
Norfolk Southern Corp.	1,934	289,210
Union Pacific Corp.	5,233	723,357

		1,493,184

Semiconductors & Semiconductor Equipment - 1.4%
Advanced Micro Devices, Inc. (A)	6,247	115,320
Analog Devices, Inc.	2,629	225,647
Applied Materials, Inc.	6,982	228,591
Broadcom, Inc.	2,937	746,820
Intel Corp.	32,416	1,521,283
KLA-Tencor Corp.	1,087	97,276
Lam Research Corp.	1,102	150,059
Maxim Integrated Products, Inc.	1,968	100,073
Microchip Technology, Inc.	1,680	120,826
Micron Technology, Inc. (A)	7,956	252,444
NVIDIA Corp.	4,333	578,455
Qorvo, Inc. (A)	887	53,868
QUALCOMM, Inc.	8,609	489,938
Skyworks Solutions, Inc.	1,261	84,512
Texas Instruments, Inc.	6,822	644,679
Xilinx, Inc.	1,797	153,050

		5,562,841

The Notes to Financial Statements are an integral part of this report.

Transamerica ETF Trust	Annual Report 2018

DeltaShares® S&P 500 Managed Risk ETF

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2018

	Shares	Value
COMMON STOCKS (continued)
Software - 2.4%
Adobe, Inc. (A)	3,467	$ 784,374
ANSYS, Inc. (A)	593	84,763
Autodesk, Inc. (A)	1,556	200,117
Cadence Design Systems, Inc. (A)	2,004	87,134
Citrix Systems, Inc.	909	93,136
Fortinet, Inc. (A)	1,029	72,473
Intuit, Inc.	1,843	362,795
Microsoft Corp.	54,895	5,575,685
Oracle Corp.	18,098	817,125
Red Hat, Inc. (A)	1,255	220,428
salesforce.com, Inc. (A)	5,433	744,158
Symantec Corp.	4,538	85,746
Synopsys, Inc. (A)	1,060	89,294

		9,217,228

Specialty Retail - 0.9%
Advance Auto Parts, Inc.	518	81,564
AutoZone, Inc. (A)	179	150,063
Best Buy Co., Inc.	1,663	88,073
CarMax, Inc. (A)	1,240	77,785
Foot Locker, Inc.	816	43,411
Gap, Inc.	1,517	39,078
Home Depot, Inc.	8,023	1,378,512
L Brands, Inc.	1,622	41,637
Lowe’s Cos., Inc.	5,703	526,729
O’Reilly Automotive, Inc. (A)	569	195,924
Ross Stores, Inc.	2,652	220,646
Tiffany & Co.	771	62,073
TJX Cos., Inc.	8,790	393,265
Tractor Supply Co.	867	72,342
Ulta Beauty, Inc. (A)	400	97,936

		3,469,038

Technology Hardware, Storage & Peripherals - 1.5%
Apple, Inc.	32,019	5,050,677
Hewlett Packard Enterprise Co.	10,107	133,513
HP, Inc.	11,239	229,950
NetApp, Inc.	1,789	106,750
Seagate Technology PLC	1,850	71,392
Western Digital Corp.	2,056	76,010
Xerox Corp.	1,472	29,087

		5,697,379

Textiles, Apparel & Luxury Goods - 0.3%
Hanesbrands, Inc.	2,562	32,102
Michael Kors Holdings, Ltd. (A)	1,067	40,461
NIKE, Inc., Class B	9,042	670,374
PVH Corp.	538	50,007
Ralph Lauren Corp.	387	40,039
Tapestry, Inc.	2,058	69,457
Under Armour, Inc., Class A (A) (C)	1,333	23,554
Under Armour, Inc., Class C (A)	1,366	22,088
VF Corp.	2,311	164,867

		1,112,949

Tobacco - 0.4%
Altria Group, Inc.	13,346	659,159
Philip Morris International, Inc.	11,041	737,097

		1,396,256

	Shares	Value
COMMON STOCKS (continued)
Trading Companies & Distributors - 0.1%
Fastenal Co.	2,039	$ 106,619
United Rentals, Inc. (A)	576	59,057
WW Grainger, Inc.	324	91,485

		257,161

Water Utilities - 0.0% (B)
American Water Works Co., Inc.	1,283	116,458

Total Common Stocks (Cost $150,485,676)		149,444,913

	Principal	Value
U.S. GOVERNMENT OBLIGATION - 60.0%
U.S. Treasury - 60.0%
U.S. Treasury Note 2.63%, 12/31/2023	$ 230,947,000	232,155,777

Total U.S. Government Obligation (Cost $231,651,172)		232,155,777

	Shares	Value
OTHER INVESTMENT COMPANY - 0.0% (B)
Securities Lending Collateral - 0.0% (B)
State Street Navigator Securities Lending Trust - Government Money Market Portfolio, 2.35% (D)	123,723	123,723

Total Other Investment Company (Cost $123,723)		123,723

	Principal	Value
REPURCHASE AGREEMENT - 0.3%
Fixed Income Clearing Corp., 1.45% (D), dated 12/31/2018, to be repurchased at $1,304,959 on 01/02/2019. Collateralized by a U.S. Government Obligation, 2.75%, due 06/30/2025, and with a value of $1,333,799.	$ 1,304,854	1,304,854

Total Repurchase Agreement (Cost $1,304,854)		1,304,854

Total Investments (Cost $383,565,425)		383,029,267
Net Other Assets (Liabilities) - 1.0%		3,728,911

Net Assets - 100.0%		$ 386,758,178

The Notes to Financial Statements are an integral part of this report.

Transamerica ETF Trust	Annual Report 2018

DeltaShares® S&P 500 Managed Risk ETF

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2018

FUTURES CONTRACTS:
Description	Long/Short	Number of Contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation	Unrealized Depreciation
5-Year U.S. Treasury Note	Long	11	03/29/2019	$1,261,237	$1,261,563	$326	$—
S&P 500® E-Mini Index	Long	31	03/15/2019	3,818,553	3,883,060	64,507	—

Total						$64,833	$—

SECURITY VALUATION:

Valuation Inputs (E)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Common Stocks	$149,444,913	$—	$—	$149,444,913
U.S. Government Obligation	—	232,155,777	—	232,155,777
Other Investment Company	123,723	—	—	123,723
Repurchase Agreement	—	1,304,854	—	1,304,854

Total Investments	$149,568,636	$233,460,631	$—	$383,029,267

Other Financial Instruments
Futures Contracts (F)	$64,833	$—	$—	$64,833

Total Other Financial Instruments	$64,833	$—	$—	$64,833

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	Non-income producing securities.
(B)	Percentage rounds to less than 0.1% or (0.1)%.
(C)	All or a portion of the securities are on loan. The total value of all securities on loan is $120,706. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(D)	Rates disclosed reflect the yields at December 31, 2018.
(E)	There were no transfers in or out of Level 3 during the year ended December 31, 2018. Please reference the Security Valuation section of the Notes to Financial Statements for more information regarding security valuation and pricing inputs.
(F)	Futures contracts and/or forward foreign currency contracts are valued at unrealized appreciation (depreciation).

The Notes to Financial Statements are an integral part of this report.

Transamerica ETF Trust	Annual Report 2018

DeltaShares® S&P 600 Managed Risk ETF

(unaudited)

MARKET ENVIRONMENT

After a stellar performance in 2017, equities around the globe posed a major challenge to investors in 2018. It was the first calendar year since 2015 to bring net losses to global benchmark MSCI ACWI ex-U.S. Index, and the first year since 2008 to bring negative returns to the S&P 500®. Throughout the year, investor outlook was plagued with political risks, worries regarding global trade, the U.S. Federal Reserve (“Fed”) tightening program in the U.S., and general signs of weakening global economic growth.

The turmoil kicked off in February with a sharp sell-off in U.S. markets that included the largest ever single-day point drop in the Dow Jones Industrial Average (“Dow”), and took most major market indices into sharp drawdowns. However, by the second half of the month, equity markets were on the mend, and the S&P 500® recovered half its losses by mid-February. Regardless, the February drawdown brought about a markedly higher regime for volatility, which set the tone for the rest of the year.

Equities recovered modestly in the second quarter, but exhibited declining volatility, and the third quarter was a generally positive quarter, with the exception of emerging markets. By contrast, the fourth quarter brought most equities to the brink of bear market territory, and reinforced fears that centered on slowing global growth and trade disputes between the U.S. and China. After dovish comments from the Fed, U.S. equities staged a record breaking rally on December 26th, including a 4.96% return for the S&P 500®. Fixed income benefited from safe haven buying in the fourth quarter, and erased much of the losses from earlier in the year, leaving major indices flat to negative for the year.

PERFORMANCE OVERVIEW

For the year ended December 31, 2018, the DeltaShares® S&P 600 Managed Risk ETF (NAV) returned -5.47%. By comparison, the Underlying Index returned -4.94% and the S&P SmallCap 600® Index returned -8.48%.

The Fund’s performance reflects annual operating expenses of the Fund, including management fees, brokerage expenses, and other fees and expenses. Index returns do not reflect fees and expenses of any kind, which would have a negative impact on returns.

STRATEGY REVIEW

The DeltaShares® S&P 600 Managed Risk ETF (the “Fund”) seeks to track the investment results, before fees and expenses, of the S&P 600 Managed Risk 2.0 Index (the “Underlying Index”).

The Fund seeks to achieve this investment objective by holding a portfolio of securities that are included in the Underlying Index, including common stocks, U.S. Treasury bonds, and/or cash. The Underlying Index is designed to simulate, through a rules-based methodology, a dynamic portfolio with the aim of both managing the volatility of the Underlying Index and limiting losses from the Underlying Index’s equity exposure due to severe sustained market declines. The Underlying Index seeks to achieve these objectives by allocating weightings among the S&P SmallCap 600® Index, the S&P U.S. Treasury Bond Current 5-Year Index, and the S&P U.S. Treasury Bill 0-3 Month Index. The Fund may also use derivatives in an effort to gain exposure to underlying securities and markets in a more efficient manner or optimize the execution processes and costs for portfolio transitions. Under normal circumstances, the Fund uses a replication strategy and generally expects to invest in substantially all of the securities in the Underlying Index.

During the period, the largest contributors to the Fund’s absolute total return were equities within the health care equity sector as well as U.S. Treasury bonds. Equities within the communication services sector also contributed modestly to performance. The largest detractors were equities within the industrials, information technology and energy sectors.

During the fiscal year, the Fund utilized derivatives. These positions detracted from performance.

Blake Graves, CFA

Charles Lowery

Louis Ng

Co-Portfolio Managers

Milliman Financial Risk Management LLC

Asset Allocation	Percentage of Net Assets
U.S. Government Obligation	66.3%
Common Stocks	32.5
Other Investment Company	1.4
Repurchase Agreement	0.4
Net Other Assets (Liabilities) ^	(0.6)
Total	100.0%

^

The Net Other Assets (Liabilities) category may include, but is not limited to, reverse repurchase agreements, forward foreign currency contracts, futures contracts, swap agreements, written options and swaptions, and cash collateral.

Allocations are subject to change.

Transamerica ETF Trust	Annual Report 2018

DeltaShares® S&P 600 Managed Risk ETF

(unaudited)

Performance as of December 31, 2018
	Average Annual Total Returns		Cumulative Total Returns		Inception Date
	1 Year	10 Year or Since Inception	1 Year	10 Year or Since Inception
Fund NAV	(5.47)%	1.89%	(5.47)%	2.70%	07/31/2017
Fund Market	(5.63)%	1.82%	(5.63)%	2.60%	07/31/2017
S&P SmallCap 600® Index (A)	(8.48)%	(0.22)%	(8.48)%	(0.31)%
S&P 600® Managed Risk 2.0 Index (A)(B)(C)(D)	(4.94)%	2.43%	(4.94)%	3.47%

(A) The S&P SmallCap 600® Index is a market-capitalization weighted index of 600 small-size U.S. companies with common stock listed on the NYSE or NASDAQ.

(B) The S&P 600® Managed Risk 2.0 Index is comprised of weightings amongst the S&P SmallCap 600® Index, the S&P U.S. Treasury Bond Current 5-Year Index, and the S&P U.S. Treasury Bill 0-3 Month Index. The S&P SmallCap 600® Managed Risk 2.0 Index rebalances on a daily basis.

(C) The S&P U.S. Treasury Bond Current 5-Year Index is a one-security index comprising the most recently issued 5-year U.S. Treasury note or bond.

(D) The S&P U.S. Treasury Bill 0-3 Month Index is designed to measure the performance of U.S. Treasury bills maturing in 0 to 3 months.

The Fund’s benchmarks are unmanaged indices used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or the Since Inception calculation is based on the previous 10 years or since the inception date, whichever is more recent. An index is a statistical measure of a specified financial market or sector. An index does not actually hold a portfolio of securities and therefore does not reflect deductions for fees or expenses. In comparison, a Fund’s performance is negatively impacted by these deductions. You cannot invest directly in an index.

The performance data presented represents past performance and does not guarantee future results. Performance data does not reflect the deduction of taxes that would be paid on Fund distributions or the redemption of Fund shares. The Fund’s investment return and net asset value will fluctuate. Past performance does not guarantee future results. Investors’ shares when sold may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please see www.deltashares.com for performance data current to the most recent month end. Fund performance is net of investment fees and Fund expenses.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

Fund shares are bought and sold at Market Price, not Net Asset Value (“NAV”), and are not individually redeemed from the fund. Net Asset Value is an exchange-traded fund’s per-share value. The per-share dollar amount of the Fund is derived by dividing the total value of all the securities in the portfolio, less any liabilities, by the number of Fund shares outstanding. Market Price is the price at which a share can currently be traded in the market. The market price used to calculate the market return is determined by using the midpoint between the highest bid and the lowest offer on the exchange on which the shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated.

Exchange-Traded Funds (ETFs) are subject to market risk, including the loss of principal. Because Fund Shares trade at market prices rather than at NAV, Fund Shares may trade at a price greater than NAV (premium) or less than NAV (discount). Shares of DeltaShares® ETFs may be bought and sold throughout the day on the exchange through any brokerage account. Buying and selling shares of ETFs will result in brokerage commissions. Diversification and asset allocation may not protect against market risk or loss of principal. Investing involves risk, including the possible loss of principal. There is no guarantee the investment objective will be achieved. Small capitalization companies may be more at risk than larger capitalization companies because, among other things, they may have limited product lines, operating history, market or financial resources, or because they may depend on limited management groups. The market prices of fixed-income securities may go up or down, sometimes rapidly and unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. The principal risks include risks related to: Equity securities, index tracking, leveraging, derivatives such as futures, forwards, swaps, options, and investing in underlying exchange-traded funds. The use of derivatives may produce disproportionate gains or losses, may increase costs, and amplify risks.

Transamerica ETF Trust	Annual Report 2018

DeltaShares® S&P 600 Managed Risk ETF

SCHEDULE OF INVESTMENTS

At December 31, 2018

	Shares	Value
COMMON STOCKS - 32.5%
Aerospace & Defense - 0.8%
AAR Corp.	642	$ 23,972
Aerojet Rocketdyne Holdings, Inc. (A)	1,420	50,027
Aerovironment, Inc. (A)	420	28,539
Axon Enterprise, Inc. (A)	1,152	50,400
Cubic Corp.	563	30,256
Engility Holdings, Inc. (A)	357	10,160
Mercury Systems, Inc. (A)	954	45,115
Moog, Inc., Class A	640	49,587
National Presto Industries, Inc.	99	11,575
Triumph Group, Inc.	982	11,293

		310,924

Air Freight & Logistics - 0.2%
Atlas Air Worldwide Holdings, Inc. (A)	504	21,264
Echo Global Logistics, Inc. (A)	563	11,446
Forward Air Corp.	576	31,593
Hub Group, Inc., Class A (A)	662	24,540

		88,843

Airlines - 0.2%
Allegiant Travel Co.	252	25,256
Hawaiian Holdings, Inc.	974	25,723
SkyWest, Inc.	1,023	45,493

		96,472

Auto Components - 0.7%
American Axle & Manufacturing Holdings, Inc. (A)	2,201	24,431
Cooper Tire & Rubber Co.	987	31,910
Cooper-Standard Holdings, Inc. (A)	326	20,251
Dorman Products, Inc. (A)	573	51,581
Fox Factory Holding Corp. (A)	749	44,094
Garrett Motion, Inc. (A) (B)	1,459	18,004
Gentherm, Inc. (A)	688	27,506
LCI Industries	497	33,199
Motorcar Parts of America, Inc. (A)	373	6,207
Standard Motor Products, Inc.	398	19,275
Superior Industries International, Inc.	454	2,184

		278,642

Automobiles - 0.0% (C)
Winnebago Industries, Inc.	572	13,848

Banks - 3.1%
Ameris Bancorp	786	24,893
Banc of California, Inc.	841	11,194
Banner Corp.	621	33,211
Berkshire Hills Bancorp, Inc.	797	21,495
Boston Private Financial Holdings, Inc.	1,663	17,578
Brookline Bancorp, Inc.	1,586	21,919
Central Pacific Financial Corp.	575	14,001
City Holding Co.	328	22,169
Columbia Banking System, Inc.	1,444	52,403
Community Bank System, Inc.	1,009	58,825
Customers Bancorp, Inc. (A)	574	10,447
CVB Financial Corp.	2,019	40,844
Eagle Bancorp, Inc. (A)	623	30,346
Fidelity Southern Corp.	435	11,319
First BanCorp	4,281	36,817
First Commonwealth Financial Corp.	1,959	23,665
First Financial Bancorp	1,930	45,780
First Financial Bankshares, Inc. (B)	1,335	77,016

	Shares	Value
COMMON STOCKS (continued)
Banks (continued)
First Midwest Bancorp, Inc.	2,097	$ 41,542
Franklin Financial Network, Inc. (A)	240	6,329
Glacier Bancorp, Inc.	1,666	66,007
Great Western Bancorp, Inc.	1,136	35,500
Hanmi Financial Corp.	626	12,332
Heritage Financial Corp.	654	19,437
Hope Bancorp, Inc.	2,411	28,594
Independent Bank Corp.	553	38,881
LegacyTexas Financial Group, Inc.	889	28,528
National Bank Holdings Corp., Class A	509	15,713
NBT Bancorp, Inc.	861	29,782
OFG Bancorp	859	14,139
Old National Bancorp	2,968	45,707
Opus Bank	426	8,345
Pacific Premier Bancorp, Inc. (A)	886	22,611
Preferred Bank	275	11,921
S&T Bancorp, Inc.	690	26,110
Seacoast Banking Corp. of Florida (A)	1,010	26,280
ServisFirst Bancshares, Inc.	903	28,779
Simmons First National Corp., Class A	1,824	44,013
Southside Bancshares, Inc.	651	20,669
Tompkins Financial Corp.	244	18,302
Triumph Bancorp, Inc. (A)	476	14,137
United Community Banks, Inc.	1,561	33,499
Veritex Holdings, Inc. (A)	890	19,028
Westamerica Bancorporation (B)	527	29,343

		1,239,450

Beverages - 0.1%
Coca-Cola Bottling Co. Consolidated	91	16,142
MGP Ingredients, Inc. (B)	249	14,205

		30,347

Biotechnology - 0.7%
Acorda Therapeutics, Inc. (A)	778	12,121
AMAG Pharmaceuticals, Inc. (A)	681	10,344
Cytokinetics, Inc. (A)	1,078	6,813
Eagle Pharmaceuticals, Inc. (A)	217	8,743
Emergent BioSolutions, Inc. (A)	884	52,404
Enanta Pharmaceuticals, Inc. (A)	310	21,957
Momenta Pharmaceuticals, Inc. (A)	1,892	20,888
Myriad Genetics, Inc. (A)	1,473	42,820
Progenics Pharmaceuticals, Inc. (A)	1,666	6,997
REGENXBIO, Inc. (A)	593	24,876
Repligen Corp. (A)	769	40,557
Spectrum Pharmaceuticals, Inc. (A)	2,002	17,518
Vanda Pharmaceuticals, Inc. (A)	1,034	27,019

		293,057

Building Products - 0.7%
AAON, Inc.	801	28,083
American Woodmark Corp. (A)	303	16,871
Apogee Enterprises, Inc.	555	16,567
Gibraltar Industries, Inc. (A)	632	22,493
Griffon Corp.	666	6,960
Insteel Industries, Inc.	360	8,741
Patrick Industries, Inc. (A)	449	13,295
PGT Innovations, Inc. (A)	1,142	18,100
Quanex Building Products Corp.	693	9,418
Simpson Manufacturing Co., Inc.	815	44,116

The Notes to Financial Statements are an integral part of this report.

Transamerica ETF Trust	Annual Report 2018

DeltaShares® S&P 600 Managed Risk ETF

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2018

	Shares	Value
COMMON STOCKS (continued)
Building Products (continued)
Trex Co., Inc. (A)	1,158	$ 68,739
Universal Forest Products, Inc.	1,215	31,541

		284,924

Capital Markets - 0.4%
Blucora, Inc. (A)	945	25,175
Donnelley Financial Solutions, Inc. (A)	672	9,428
Greenhill & Co., Inc.	344	8,394
INTL. FCStone, Inc. (A)	313	11,450
Investment Technology Group, Inc.	652	19,716
Piper Jaffray Cos.	292	19,225
Virtus Investment Partners, Inc.	141	11,200
Waddell & Reed Financial, Inc., Class A	1,544	27,915
WisdomTree Investments, Inc.	2,292	15,242

		147,745

Chemicals - 0.9%
AdvanSix, Inc. (A)	587	14,288
American Vanguard Corp.	526	7,990
Balchem Corp.	636	49,831
FutureFuel Corp.	509	8,073
Hawkins, Inc.	190	7,780
HB Fuller Co.	999	42,627
Ingevity Corp. (A)	827	69,212
Innophos Holdings, Inc.	387	9,493
Innospec, Inc.	481	29,706
Koppers Holdings, Inc. (A)	404	6,884
Kraton Corp. (A)	630	13,759
LSB Industries, Inc. (A)	400	2,208
Quaker Chemical Corp.	263	46,738
Rayonier Advanced Materials, Inc.	1,006	10,714
Stepan Co.	399	29,526
Tredegar Corp.	503	7,978

		356,807

Commercial Services & Supplies - 0.8%
ABM Industries, Inc.	1,298	41,679
Brady Corp., Class A	964	41,895
Essendant, Inc.	647	8,139
Interface, Inc.	1,173	16,715
LSC Communications, Inc.	657	4,599
Matthews International Corp., Class A	632	25,672
Mobile Mini, Inc.	881	27,972
Multi-Color Corp.	275	9,650
R.R. Donnelley & Sons Co.	1,387	5,493
Team, Inc. (A) (B)	593	8,688
Tetra Tech, Inc.	1,091	56,481
UniFirst Corp.	304	43,493
US Ecology, Inc.	434	27,333
Viad Corp.	401	20,086

		337,895

Communications Equipment - 0.5%
ADTRAN, Inc.	939	10,085
Applied Optoelectronics, Inc. (A) (B)	371	5,725
CalAmp Corp. (A)	685	8,912
Comtech Telecommunications Corp.	471	11,464
Digi International, Inc. (A)	541	5,459
Extreme Networks, Inc. (A)	2,332	14,225
Finisar Corp. (A)	2,314	49,982

	Shares	Value
COMMON STOCKS (continued)
Communications Equipment (continued)
Harmonic, Inc. (A)	1,709	$ 8,066
NETGEAR, Inc. (A)	621	32,311
Viavi Solutions, Inc. (A)	4,502	45,245

		191,474

Construction & Engineering - 0.2%
Aegion Corp. (A)	637	10,396
Arcosa, Inc. (A)	961	26,610
Comfort Systems USA, Inc.	732	31,974
MYR Group, Inc. (A)	326	9,183
Orion Group Holdings, Inc. (A)	571	2,450

		80,613

Construction Materials - 0.0% (C)
US Concrete, Inc. (A) (B)	315	11,113

Consumer Finance - 0.5%
Encore Capital Group, Inc. (A) (B)	505	11,868
Enova International, Inc. (A)	675	13,136
EZCORP, Inc., Class A (A)	1,017	7,861
FirstCash, Inc.	864	62,510
Green Dot Corp., Class A (A)	935	74,351
PRA Group, Inc. (A)	893	21,763
World Acceptance Corp. (A)	132	13,498

		204,987

Containers & Packaging - 0.0% (C)
Myers Industries, Inc.	697	10,532

Distributors - 0.1%
Core-Mark Holding Co., Inc.	901	20,948

Diversified Consumer Services - 0.2%
American Public Education, Inc. (A)	324	9,221
Career Education Corp. (A)	1,375	15,703
Regis Corp. (A)	655	11,102
Strategic Education, Inc.	428	48,544

		84,570

Diversified Telecommunication Services - 0.4%
ATN International, Inc.	214	15,308
Cincinnati Bell, Inc. (A)	989	7,694
Cogent Communications Holdings, Inc.	824	37,253
Consolidated Communications Holdings, Inc.	1,404	13,872
Frontier Communications Corp. (B)	2,080	4,950
Iridium Communications, Inc. (A)	1,909	35,221
Vonage Holdings Corp. (A)	4,344	37,923

		152,221

Electric Utilities - 0.1%
E.I. Paso Electric Co.	802	40,204

Electrical Equipment - 0.1%
AZZ, Inc.	513	20,704
Encore Wire Corp.	411	20,624
Powell Industries, Inc.	172	4,302
Vicor Corp. (A)	319	12,055

		57,685

Electronic Equipment, Instruments & Components - 1.3%
Anixter International, Inc. (A)	567	30,794
Badger Meter, Inc.	574	28,246
Bel Fuse, Inc., Class B	198	3,647
Benchmark Electronics, Inc.	861	18,236

The Notes to Financial Statements are an integral part of this report.

Transamerica ETF Trust	Annual Report 2018

DeltaShares® S&P 600 Managed Risk ETF

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2018

	Shares	Value
COMMON STOCKS (continued)
Electronic Equipment, Instruments & Components (continued)
Control4 Corp. (A)	526	$ 9,258
CTS Corp.	652	16,880
Daktronics, Inc.	778	5,757
Electro Scientific Industries, Inc. (A)	676	20,253
ePlus, Inc. (A)	270	19,216
Fabrinet (A)	726	37,251
FARO Technologies, Inc. (A)	340	13,818
II-VI, Inc. (A)	1,178	38,238
Insight Enterprises, Inc. (A)	699	28,484
Itron, Inc. (A)	660	31,211
Kemet Corp.	1,132	19,855
Knowles Corp. (A)	1,778	23,665
Methode Electronics, Inc.	729	16,978
MTS Systems Corp.	352	14,126
OSI Systems, Inc. (A)	333	24,409
Park Electrochemical Corp.	380	6,867
Plexus Corp. (A)	620	31,669
Rogers Corp. (A)	362	35,860
Sanmina Corp. (A)	1,345	32,361
ScanSource, Inc. (A)	505	17,362
TTM Technologies, Inc. (A)	1,819	17,699

		542,140

Energy Equipment & Services - 0.6%
Archrock, Inc.	2,549	19,092
Bristow Group, Inc. (A) (B)	706	1,716
C&J Energy Services, Inc. (A)	1,234	16,659
CARBO Ceramics, Inc. (A) (B)	421	1,465
Era Group, Inc. (A)	403	3,522
Exterran Corp. (A)	620	10,974
Geospace Technologies Corp. (A)	268	2,763
Gulf Island Fabrication, Inc.	271	1,957
Helix Energy Solutions Group, Inc. (A)	2,745	14,850
KLX Energy Services Holdings, Inc. (A)	441	10,341
Matrix Service Co. (A)	534	9,580
Nabors Industries, Ltd.	6,417	12,834
Newpark Resources, Inc. (A)	1,790	12,297
Noble Corp. PLC (A)	4,864	12,744
Oil States International, Inc. (A)	1,182	16,879
Pioneer Energy Services Corp. (A)	1,541	1,895
ProPetro Holding Corp. (A)	1,449	17,852
SEACOR Holdings, Inc. (A)	338	12,506
Superior Energy Services, Inc. (A)	3,045	10,201
TETRA Technologies, Inc. (A)	2,478	4,163
Unit Corp. (A)	1,065	15,208
US Silica Holdings, Inc. (B)	1,528	15,555

		225,053

Entertainment - 0.0% (C)
Marcus Corp.	394	15,563

Equity Real Estate Investment Trusts - 2.0%
Acadia Realty Trust	1,607	38,182
Agree Realty Corp.	680	40,202
American Assets Trust, Inc.	745	29,927
Armada Hoffler Properties, Inc.	978	13,751
CareTrust REIT, Inc.	1,653	30,514
CBL & Associates Properties, Inc. (B)	3,403	6,534
Cedar Realty Trust, Inc.	1,739	5,460
Chatham Lodging Trust	917	16,213

	Shares	Value
COMMON STOCKS (continued)
Equity Real Estate Investment Trusts (continued)
Chesapeake Lodging Trust	1,190	$ 28,977
Community Healthcare Trust, Inc.	347	10,004
DiamondRock Hospitality Co.	4,098	37,210
Easterly Government Properties, Inc.	1,199	18,800
EastGroup Properties, Inc.	710	65,128
Four Corners Property Trust, Inc.	1,335	34,977
Franklin Street Properties Corp.	2,113	13,164
Getty Realty Corp.	663	19,499
Global Net Lease, Inc.	1,499	26,412
Government Properties Income Trust	3,779	25,962
Hersha Hospitality Trust	715	12,541
Independence Realty Trust, Inc.	1,752	16,083
iStar, Inc.	1,340	12,288
Kite Realty Group Trust	1,650	23,249
Lexington Realty Trust	4,144	34,022
LTC Properties, Inc.	782	32,594
National Storage Affiliates Trust	1,115	29,503
Pennsylvania Real Estate Investment Trust (B)	1,264	7,508
PS Business Parks, Inc.	393	51,483
Retail Opportunity Investments Corp.	2,246	35,666
RPT Realty	1,580	18,881
Saul Centers, Inc.	227	10,719
Summit Hotel Properties, Inc.	2,065	20,092
Universal Health Realty Income Trust	249	15,281
Urstadt Biddle Properties, Inc., Class A	588	11,301
Washington Prime Group, Inc. (B)	3,667	17,822
Whitestone REIT	784	9,612

		819,561

Food & Staples Retailing - 0.1%
Andersons, Inc.	519	15,513
Chefs’ Warehouse, Inc. (A)	455	14,551
SpartanNash Co.	708	12,163
United Natural Foods, Inc. (A)	1,001	10,601

		52,828

Food Products - 0.5%
B&G Foods, Inc. (B)	1,299	37,554
Cal-Maine Foods, Inc.	596	25,211
Calavo Growers, Inc.	308	22,472
Darling Ingredients, Inc. (A)	3,245	62,434
Dean Foods Co.	1,801	6,862
J&J Snack Foods Corp.	296	42,798
John B Sanfilippo & Son, Inc.	172	9,573
Seneca Foods Corp., Class A (A)	132	3,725

		210,629

Gas Utilities - 0.4%
NorthWest Natural Holding Co.	568	34,341
South Jersey Industries, Inc.	1,685	46,843
Spire, Inc.	999	74,006

		155,190

Health Care Equipment & Supplies - 1.0%
AngioDynamics, Inc. (A)	732	14,735
Anika Therapeutics, Inc. (A)	280	9,411
CONMED Corp.	510	32,742
CryoLife, Inc. (A)	670	19,014
Cutera, Inc. (A)	274	4,663
Heska Corp. (A)	135	11,623

The Notes to Financial Statements are an integral part of this report.

Transamerica ETF Trust	Annual Report 2018

DeltaShares® S&P 600 Managed Risk ETF

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2018

	Shares	Value
COMMON STOCKS (continued)
Health Care Equipment & Supplies (continued)
Integer Holdings Corp. (A)	587	$ 44,765
Invacare Corp.	654	2,812
Lantheus Holdings, Inc. (A)	758	11,863
LeMaitre Vascular, Inc.	313	7,399
Meridian Bioscience, Inc.	836	14,513
Merit Medical Systems, Inc. (A)	1,081	60,331
Natus Medical, Inc. (A)	666	22,664
Neogen Corp. (A)	1,025	58,425
OraSure Technologies, Inc. (A)	1,207	14,098
Orthofix Medical, Inc. (A)	373	19,579
Surmodics, Inc. (A)	264	12,477
Tactile Systems Technology, Inc. (A)	331	15,077
Varex Imaging Corp. (A)	751	17,784

		393,975

Health Care Providers & Services - 1.1%
Addus HomeCare Corp. (A)	199	13,508
Amedisys, Inc. (A)	572	66,987
AMN Healthcare Services, Inc. (A)	924	52,354
BioTelemetry, Inc. (A)	656	39,176
Community Health Systems, Inc. (A) (B)	2,292	6,463
CorVel Corp. (A)	181	11,171
Cross Country Healthcare, Inc. (A)	714	5,234
Diplomat Pharmacy, Inc. (A) (B)	1,115	15,008
Ensign Group, Inc.	969	37,588
LHC Group, Inc. (A)	575	53,981
Magellan Health, Inc. (A)	478	27,193
Owens & Minor, Inc.	1,227	7,767
Providence Service Corp. (A)	217	13,024
Quorum Health Corp. (A)	503	1,454
Select Medical Holdings Corp. (A)	2,134	32,757
Tivity Health, Inc. (A)	807	20,022
US Physical Therapy, Inc.	250	25,587

		429,274

Health Care Technology - 0.4%
Computer Programs & Systems, Inc.	236	5,924
HealthStream, Inc.	503	12,147
HMS Holdings Corp. (A)	1,654	46,527
NextGen Healthcare, Inc. (A)	943	14,287
Omnicell, Inc. (A)	781	47,828
Tabula Rasa HealthCare, Inc. (A)	335	21,360

		148,073

Hotels, Restaurants & Leisure - 0.6%
Belmond, Ltd., Class A (A)	1,766	44,203
BJ’s Restaurants, Inc.	420	21,239
Chuy’s Holdings, Inc. (A)	334	5,925
Dave & Buster’s Entertainment, Inc.	765	34,088
Dine Brands Global, Inc.	349	23,502
El Pollo Loco Holdings, Inc. (A)	439	6,660
Fiesta Restaurant Group, Inc. (A)	462	7,166
Monarch Casino & Resort, Inc. (A)	233	8,887
Red Robin Gourmet Burgers, Inc. (A)	256	6,840
Ruth’s Hospitality Group, Inc.	565	12,842
Shake Shack, Inc., Class A (A)	509	23,119
Wingstop, Inc.	577	37,038

		231,509

	Shares	Value
COMMON STOCKS (continued)
Household Durables - 0.6%
Cavco Industries, Inc. (A)	169	$ 22,034
Ethan Allen Interiors, Inc.	487	8,566
Installed Building Products, Inc. (A)	431	14,521
iRobot Corp. (A) (B)	546	45,722
La-Z-Boy, Inc.	923	25,576
LGI Homes, Inc. (A) (B)	367	16,596
M/I Homes, Inc. (A)	550	11,561
MDC Holdings, Inc.	893	25,102
Meritage Homes Corp. (A)	740	27,173
TopBuild Corp. (A)	697	31,365
Universal Electronics, Inc. (A)	272	6,876
William Lyon Homes, Class A (A)	649	6,938

		242,030

Household Products - 0.2%
Central Garden & Pet Co. (A)	203	6,993
Central Garden & Pet Co., Class A (A)	807	25,219
WD-40 Co.	273	50,030

		82,242

Industrial Conglomerates - 0.1%
Raven Industries, Inc.	709	25,659

Insurance - 1.2%
Ambac Financial Group, Inc. (A)	893	15,395
American Equity Investment Life Holding Co.	1,780	49,733
AMERISAFE, Inc.	380	21,542
eHealth, Inc. (A)	321	12,333
Employers Holdings, Inc.	646	27,113
HCI Group, Inc.	143	7,266
Horace Mann Educators Corp.	807	30,222
James River Group Holdings, Ltd.	590	21,559
Maiden Holdings, Ltd.	1,357	2,239
Navigators Group, Inc.	458	31,827
ProAssurance Corp.	1,057	42,872
RLI Corp.	772	53,260
Safety Insurance Group, Inc.	286	23,398
Selective Insurance Group, Inc.	1,161	70,751
Stewart Information Services Corp.	468	19,375
Third Point Reinsurance, Ltd. (A)	1,466	14,132
United Fire Group, Inc.	420	23,289
United Insurance Holdings Corp.	424	7,047
Universal Insurance Holdings, Inc.	633	24,003

		497,356

Interactive Media & Services - 0.0% (C)
QuinStreet, Inc. (A)	758	12,302

Internet & Direct Marketing Retail - 0.3%
Liquidity Services, Inc. (A)	522	3,221
Nutrisystem, Inc.	580	25,450
PetMed Express, Inc. (B)	407	9,467
Shutterfly, Inc. (A)	662	26,652
Shutterstock, Inc.	366	13,180
Stamps.com, Inc. (A)	335	52,139

		130,109

IT Services - 0.7%
Cardtronics PLC, Class A (A)	736	19,136
CSG Systems International, Inc.	657	20,873
EVERTEC, Inc.	1,190	34,153
ExlService Holdings, Inc. (A)	675	35,518

The Notes to Financial Statements are an integral part of this report.

Transamerica ETF Trust	Annual Report 2018

DeltaShares® S&P 600 Managed Risk ETF

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2018

	Shares	Value
COMMON STOCKS (continued)
IT Services (continued)
ManTech International Corp., Class A	523	$ 27,350
NIC, Inc.	1,312	16,374
Perficient, Inc. (A)	654	14,558
Sykes Enterprises, Inc. (A)	784	19,388
Travelport Worldwide, Ltd.	2,586	40,393
TTEC Holdings, Inc.	273	7,800
Unisys Corp. (A) (B)	1,006	11,700
Virtusa Corp. (A)	542	23,084

		270,327

Leisure Products - 0.2%
Callaway Golf Co.	1,751	26,790
Nautilus, Inc. (A)	587	6,398
Sturm Ruger & Co., Inc.	344	18,308
Vista Outdoor, Inc. (A)	1,135	12,882

		64,378

Life Sciences Tools & Services - 0.2%
Cambrex Corp. (A)	661	24,959
Luminex Corp.	817	18,881
Medpace Holdings, Inc. (A)	511	27,047

		70,887

Machinery - 1.8%
Actuant Corp., Class A	1,203	25,251
Alamo Group, Inc.	190	14,691
Albany International Corp., Class A	572	35,710
Astec Industries, Inc.	449	13,555
Barnes Group, Inc.	930	49,867
Briggs & Stratton Corp.	835	10,922
Chart Industries, Inc. (A)	615	39,994
CIRCOR International, Inc.	391	8,328
EnPro Industries, Inc.	409	24,581
ESCO Technologies, Inc.	511	33,700
Federal Signal Corp.	1,187	23,621
Franklin Electric Co., Inc.	765	32,803
Greenbrier Cos., Inc.	638	25,227
Harsco Corp. (A)	1,583	31,438
Hillenbrand, Inc.	1,229	46,616
John Bean Technologies Corp.	623	44,738
Lindsay Corp.	212	20,405
Lydall, Inc. (A)	343	6,966
Mueller Industries, Inc.	1,137	26,560
Proto Labs, Inc. (A)	533	60,117
SPX Corp. (A)	855	23,949
SPX FLOW, Inc. (A)	839	25,522
Standex International Corp.	253	16,997
Tennant Co.	357	18,603
Titan International, Inc.	992	4,623
Wabash National Corp.	1,104	14,440
Watts Water Technologies, Inc., Class A	547	35,298

		714,522

Marine - 0.1%
Matson, Inc.	842	26,961

Media - 0.2%
EW Scripps Co., Class A	1,111	17,476
Gannett Co., Inc.	2,229	19,013
New Media Investment Group, Inc.	1,070	12,380

	Shares	Value
COMMON STOCKS (continued)
Media (continued)
Scholastic Corp.	547	$ 22,022
TechTarget, Inc. (A)	436	5,324

		76,215

Metals & Mining - 0.2%
AK Steel Holding Corp. (A) (B)	6,219	13,993
Century Aluminum Co. (A)	967	7,069
Haynes International, Inc.	246	6,494
Kaiser Aluminum Corp.	325	29,019
Materion Corp.	399	17,951
Olympic Steel, Inc.	180	2,569
SunCoke Energy, Inc. (A)	1,276	10,910
TimkenSteel Corp. (A)	773	6,756

		94,761

Mortgage Real Estate Investment Trusts - 0.4%
Apollo Commercial Real Estate Finance, Inc.	2,216	36,918
ARMOUR Residential REIT, Inc.	834	17,097
Capstead Mortgage Corp.	1,792	11,953
Granite Point Mortgage Trust, Inc.	856	15,434
Invesco Mortgage Capital, Inc.	2,200	31,856
New York Mortgage Trust, Inc.	3,066	18,059
PennyMac Mortgage Investment Trust	1,201	22,363
Redwood Trust, Inc.	1,635	24,639

		178,319

Multi-Utilities - 0.1%
Avista Corp.	1,295	55,012

Multiline Retail - 0.0% (C)
JC Penney Co., Inc. (A) (B)	6,216	6,465

Oil, Gas & Consumable Fuels - 0.5%
Bonanza Creek Energy, Inc. (A)	368	7,607
Carrizo Oil & Gas, Inc. (A)	1,679	18,956
Cloud Peak Energy, Inc. (A)	1,493	547
CONSOL Energy, Inc. (A)	547	17,345
Denbury Resources, Inc. (A) (B)	9,076	15,520
Green Plains, Inc.	767	10,055
Gulfport Energy Corp. (A)	3,108	20,357
HighPoint Resources Corp. (A)	2,177	5,421
Laredo Petroleum, Inc. (A)	2,996	10,846
Par Pacific Holdings, Inc. (A)	552	7,827
PDC Energy, Inc. (A)	1,302	38,748
Penn Virginia Corp. (A)	264	14,272
Renewable Energy Group, Inc. (A) (B)	735	18,889
REX American Resources Corp. (A)	112	7,628
Ring Energy, Inc. (A)	1,122	5,700
SRC Energy, Inc. (A)	4,781	22,471

		222,189

Paper & Forest Products - 0.2%
Boise Cascade Co.	767	18,293
Clearwater Paper Corp. (A)	324	7,896
Neenah, Inc.	332	19,561
P.H. Glatfelter Co.	863	8,423
Schweitzer-Mauduit International, Inc.	606	15,180

		69,353

Personal Products - 0.2%
Avon Products, Inc. (A)	8,718	13,251
Inter Parfums, Inc.	340	22,294
Medifast, Inc.	236	29,505

		65,050

The Notes to Financial Statements are an integral part of this report.

Transamerica ETF Trust	Annual Report 2018

DeltaShares® S&P 600 Managed Risk ETF

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2018

	Shares	Value
COMMON STOCKS (continued)
Pharmaceuticals - 0.5%
Akorn, Inc. (A)	1,855	$ 6,288
Amphastar Pharmaceuticals, Inc. (A)	681	13,552
ANI Pharmaceuticals, Inc. (A)	163	7,338
Assertio Therapeutics, Inc. (A)	1,260	4,549
Corcept Therapeutics, Inc. (A) (B)	2,071	27,669
Endo International PLC (A)	3,935	28,726
Innoviva, Inc. (A)	1,334	23,278
Lannett Co., Inc. (A) (B)	668	3,313
Medicines Co. (A)	1,296	24,805
Phibro Animal Health Corp., Class A	398	12,800
Supernus Pharmaceuticals, Inc. (A)	1,030	34,217

		186,535

Professional Services - 0.6%
Exponent, Inc.	1,025	51,978
Forrester Research, Inc.	202	9,029
FTI Consulting, Inc. (A)	757	50,446
Heidrick & Struggles International, Inc.	374	11,665
Kelly Services, Inc., Class A	615	12,595
Korn/Ferry International	1,117	44,166
Navigant Consulting, Inc.	839	20,178
Resources Connection, Inc.	584	8,293
TrueBlue, Inc. (A)	798	17,756
WageWorks, Inc. (A)	781	21,212

		247,318

Real Estate Management & Development - 0.1%
HFF, Inc., Class A	771	25,566
Marcus & Millichap, Inc. (A)	419	14,384
RE/MAX Holdings, Inc., Class A	350	10,763

		50,713

Road & Rail - 0.2%
ArcBest Corp.	506	17,335
Heartland Express, Inc.	936	17,129
Marten Transport, Ltd.	762	12,337
Saia, Inc. (A)	506	28,245

		75,046

Semiconductors & Semiconductor Equipment - 1.2%
Advanced Energy Industries, Inc. (A)	759	32,584
Axcelis Technologies, Inc. (A)	639	11,374
Brooks Automation, Inc.	1,415	37,045
Cabot Microelectronics Corp.	565	53,873
CEVA, Inc. (A)	432	9,543
Cohu, Inc.	802	12,888
Diodes, Inc. (A)	782	25,227
DSP Group, Inc. (A)	381	4,267
FormFactor, Inc. (A)	1,460	20,571
Ichor Holdings, Ltd. (A) (B)	450	7,335
Kopin Corp. (A) (B)	1,208	1,207
Kulicke & Soffa Industries, Inc.	1,324	26,838
MaxLinear, Inc. (A)	1,237	21,771
Nanometrics, Inc. (A)	477	13,036
PDF Solutions, Inc. (A)	547	4,611
Photronics, Inc. (A)	1,348	13,049
Power Integrations, Inc.	578	35,246
Rambus, Inc. (A)	2,138	16,399
Rudolph Technologies, Inc. (A)	629	12,876
Semtech Corp. (A)	1,297	59,493

	Shares	Value
COMMON STOCKS (continued)
Semiconductors & Semiconductor Equipment (continued)
SMART Global Holdings, Inc. (A)	245	$ 7,277
SolarEdge Technologies, Inc. (A) (B)	848	29,765
Ultra Clean Holdings, Inc. (A)	769	6,513
Veeco Instruments, Inc. (A)	942	6,980
Xperi Corp.	954	17,544

		487,312

Software - 0.8%
8x8, Inc. (A)	1,880	33,915
Agilysys, Inc. (A)	348	4,990
Alarm.com Holdings, Inc. (A)	691	35,842
Bottomline Technologies de, Inc. (A)	721	34,608
Ebix, Inc. (B)	444	18,897
LivePerson, Inc. (A)	1,150	21,689
MicroStrategy, Inc., Class A (A)	186	23,761
Monotype Imaging Holdings, Inc.	819	12,711
Onespan, Inc. (A)	619	8,016
Progress Software Corp.	885	31,409
Qualys, Inc. (A)	667	49,852
SPS Commerce, Inc. (A)	348	28,668
TiVo Corp.	2,442	22,979

		327,337

Specialty Retail - 1.3%
Abercrombie & Fitch Co., Class A	1,298	26,025
Asbury Automotive Group, Inc. (A)	386	25,731
Ascena Retail Group, Inc. (A)	3,424	8,594
Barnes & Noble Education, Inc. (A)	722	2,895
Barnes & Noble, Inc.	1,125	7,976
Buckle, Inc.	560	10,830
Caleres, Inc.	851	23,683
Cato Corp., Class A	450	6,422
Chico’s FAS, Inc.	2,478	13,926
Children’s Place, Inc.	319	28,739
DSW, Inc., Class A	1,344	33,197
Express, Inc. (A)	1,351	6,904
Francesca’s Holdings Corp. (A)	713	692
GameStop Corp., Class A	2,009	25,354
Genesco, Inc. (A)	398	17,631
Group 1 Automotive, Inc.	359	18,926
Guess?, Inc.	1,118	23,221
Haverty Furniture Cos., Inc.	374	7,024
Hibbett Sports, Inc. (A)	366	5,234
Kirkland’s, Inc. (A)	293	2,792
Lithia Motors, Inc., Class A	444	33,891
Lumber Liquidators Holdings, Inc. (A) (B)	564	5,369
MarineMax, Inc. (A)	450	8,240
Monro, Inc.	650	44,687
Office Depot, Inc.	10,784	27,823
Rent-A-Center, Inc. (A)	875	14,166
RH (A)	368	44,094
Shoe Carnival, Inc. (B)	198	6,635
Sleep Number Corp. (A)	655	20,783
Sonic Automotive, Inc., Class A	466	6,412
Tailored Brands, Inc. (B)	984	13,422
Tile Shop Holdings, Inc.	769	4,214
Vitamin Shoppe, Inc. (A)	308	1,460
Zumiez, Inc. (A)	372	7,131

		534,123

The Notes to Financial Statements are an integral part of this report.

Transamerica ETF Trust	Annual Report 2018

DeltaShares® S&P 600 Managed Risk ETF

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2018

	Shares	Value
COMMON STOCKS (continued)
Technology Hardware, Storage & Peripherals - 0.2%
3D Systems Corp. (A) (B)	2,250	$ 22,882
Cray, Inc. (A)	805	17,380
Diebold Nixdorf, Inc. (B)	1,500	3,735
Electronics For Imaging, Inc. (A)	866	21,477

		65,474

Textiles, Apparel & Luxury Goods - 0.6%
Crocs, Inc. (A)	1,317	34,216
Fossil Group, Inc. (A) (B)	897	14,110
G-III Apparel Group, Ltd. (A)	827	23,065
Movado Group, Inc.	325	10,277
Oxford Industries, Inc.	334	23,727
Steven Madden, Ltd.	1,568	47,448
Unifi, Inc. (A)	286	6,532
Vera Bradley, Inc. (A)	425	3,642
Wolverine World Wide, Inc.	1,869	59,602

		222,619

Thrifts & Mortgage Finance - 0.6%
Axos Financial, Inc. (A)	1,090	27,446
Dime Community Bancshares, Inc.	611	10,375
Flagstar Bancorp, Inc. (A)	579	15,286
HomeStreet, Inc. (A)	532	11,294
Meta Financial Group, Inc.	544	10,548
NMI Holdings, Inc., Class A (A)	1,307	23,330
Northfield Bancorp, Inc.	928	12,574
Northwest Bancshares, Inc.	2,036	34,490
Oritani Financial Corp.	762	11,240
Provident Financial Services, Inc.	1,212	29,246
TrustCo Bank Corp.	1,905	13,068
Walker & Dunlop, Inc.	566	24,479

		223,376

Tobacco - 0.1%
Universal Corp.	492	26,642

Trading Companies & Distributors - 0.2%
Applied Industrial Technologies, Inc.	764	41,210
DXP Enterprises, Inc. (A)	315	8,770
Kaman Corp.	551	30,906
Veritiv Corp. (A)	250	6,242

		87,128

Water Utilities - 0.2%
American States Water Co.	724	48,537
California Water Service Group	947	45,134

		93,671

	Shares	Value
COMMON STOCKS (continued)
Wireless Telecommunication Services - 0.0% (C)
Spok Holdings, Inc.	357	$ 4,734

Total Common Stocks (Cost $14,243,699)		13,093,261

CONTINGENT VALUE RIGHT - 0.0%
Chemicals - 0.0%
A. Schulman, Inc. (D) (E) (F) (G)	1,541	0

Total Contingent Value Right (Cost $2,943)		0

	Principal	Value
U.S. GOVERNMENT OBLIGATION - 66.3%
U.S. Treasury - 66.3%
U.S. Treasury Note 2.63%, 12/31/2023	$ 26,553,000	26,691,978

Total U.S. Government Obligation (Cost $26,633,950)		26,691,978

	Shares	Value
OTHER INVESTMENT COMPANY - 1.4%
Securities Lending Collateral - 1.4%
State Street Navigator Securities Lending Trust - Government Money Market Portfolio, 2.35% (H)	567,901	567,901

Total Other Investment Company (Cost $567,901)		567,901

	Principal	Value
REPURCHASE AGREEMENT - 0.4%
Fixed Income Clearing Corp., 1.45% (H), dated 12/31/2018, to be repurchased at $176,536 on 01/02/2019. Collateralized by a U.S. Government Obligation, 2.75%, due 06/30/2025, and with a value of $181,195.	$ 176,522	176,522

Total Repurchase Agreement (Cost $176,522)		176,522

Total Investments (Cost $41,625,015)		40,529,662
Net Other Assets (Liabilities) - (0.6)%		(255,525)

Net Assets - 100.0%		$ 40,274,137

FUTURES CONTRACTS:

Description	Long/Short	Number of Contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation	Unrealized Depreciation
5-Year U.S. Treasury Note	Long	1	03/29/2019	$114,659	$114,688	$29	$—
E-Mini Russell 2000® Index	Long	6	03/15/2019	395,130	404,700	9,570	—

Total						$9,599	$—

The Notes to Financial Statements are an integral part of this report.

Transamerica ETF Trust	Annual Report 2018

DeltaShares® S&P 600 Managed Risk ETF

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2018

SECURITY VALUATION:

Valuation Inputs (I)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs (J)	Value
ASSETS
Investments
Common Stocks	$13,093,261	$—	$—	$13,093,261
Contingent Value Right	—	—	0	0
U.S. Government Obligation	—	26,691,978	—	26,691,978
Other Investment Company	567,901	—	—	567,901
Repurchase Agreement	—	176,522	—	176,522

Total Investments	$13,661,162	$26,868,500	$0	$40,529,662

Other Financial Instruments
Futures Contracts (K)	$9,599	$—	$—	$9,599

Total Other Financial Instruments	$9,599	$—	$—	$9,599

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	Non-income producing securities.
(B)	All or a portion of the securities are on loan. The total value of all securities on loan is $550,739. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(C)	Percentage rounds to less than 0.1% or (0.1)%.
(D)	Security deemed worthless.
(E)	Illiquid security. At December 31, 2018, the value of such securities amounted to $0, representing 0.00% of the Fund’s net assets.
(F)	Fair valued as determined in good faith in accordance with procedures established by the Board. At December 31, 2018, the value of the security is $0, representing 0.00% of the Fund’s net assets.
(G)	Security is Level 3 of the fair value hierarchy.
(H)	Rates disclosed reflect the yields at December 31, 2018.
(I)	There were no transfers in or out of Level 3 during the year ended December 31, 2018. Please reference the Security Valuation section of the Notes to Financial Statements for more information regarding security valuation and pricing inputs.
(J)	Level 3 securities were not considered significant to the Fund.
(K)	Futures contracts and/or forward foreign currency contracts are valued at unrealized appreciation (depreciation).

The Notes to Financial Statements are an integral part of this report.

Transamerica ETF Trust	Annual Report 2018

DeltaShares® S&P International Managed Risk ETF

(unaudited)

MARKET ENVIRONMENT

After a stellar performance in 2017, equities around the globe posed a major challenge to investors in 2018. It was the first calendar year since 2015 to bring net losses to global benchmark MSCI ACWI ex-U.S. Index, and the first year since 2008 to bring negative returns to the S&P 500®. Throughout the year, investor outlook was plagued with political risks, worries regarding global trade, the U.S. Federal Reserve (“Fed”) tightening program in the U.S., and general signs of weakening global economic growth.

The turmoil kicked off in February with a sharp sell-off in U.S. markets that included the largest ever single-day point drop in the Dow Jones Industrial Average (“Dow”), and took most major market indices into sharp drawdowns. However, by the second half of the month, equity markets were on the mend, and the S&P 500® recovered half its losses by mid-February. Regardless, the February drawdown brought about a markedly higher regime for volatility, which set the tone for the rest of the year.

Equities recovered modestly in the second quarter, but exhibited declining volatility, and the third quarter was a generally positive quarter, with the exception of emerging markets. By contrast, the fourth quarter brought most equities to the brink of bear market territory, and reinforced fears that centered on slowing global growth and trade disputes between the U.S. and China. After dovish comments from the Fed, U.S. equities staged a record breaking rally on December 26th, including a 4.96% return for the S&P 500®. Fixed income benefited from safe haven buying in the fourth quarter, and erased much of the losses from earlier in the year, leaving major indices flat to negative for the year.

PERFORMANCE OVERVIEW

For the year ended December 31, 2018, the DeltaShares® S&P International Managed Risk ETF (NAV) returned -13.09%. By comparison, the Underlying Index returned -12.39% and the S&P EPAC Ex. Korea LargeMidCap Index returned -13.07%.

The Fund’s performance reflects annual operating expenses of the Fund, including management fees, brokerage expenses, and other fees and expenses. Index returns do not reflect fees and expenses of any kind, which would have a negative impact on returns.

STRATEGY REVIEW

The DeltaShares® International Managed Risk ETF (the “Fund”) seeks to track the investment results, before fees and expenses, of the S&P EPAC Ex. Korea LargeMidCap Managed Risk 2.0 Index (the “Underlying Index”).

The Fund seeks to achieve this investment objective by using a sampling strategy and generally expects to invest in a subset of the securities in the Underlying Index that the Sub-Adviser believes is designed to approximate the returns of the Underlying Index. The Underlying Index is designed to simulate, through a rules-based methodology, a dynamic portfolio with the aim of both managing the volatility of the Underlying Index and limiting losses from the Underlying Index’s equity exposure due to severe sustained market declines. The Underlying Index seeks to achieve these objectives by allocating weightings among the S&P EPAC Ex. Korea LargeMidCap Index, the S&P U.S. Treasury Bond Current 5-Year Index, and the S&P U.S. Treasury Bill 0-3 Month Index. The Fund may also use derivatives in an effort to gain exposure to underlying securities and markets in a more efficient manner or optimize the execution processes and costs for portfolio transitions.

During the period, the largest contributors to the Fund’s absolute total return were U.S. Treasury bonds as well as equities within the utilities sector. The largest detractors were equities within the financials, industrials and consumer discretionary sectors. The small number of companies based in China held by the Fund had a slight positive impact on performance, while the largest detractors from a country perspective were companies based in Japan, the United Kingdom and Germany.

During the fiscal year, the Fund utilized derivatives. These positions detracted from performance.

Blake Graves, CFA

Charles Lowery

Louis Ng

Co-Portfolio Managers

Milliman Financial Risk Management LLC

Asset Allocation	Percentage of Net Assets
Common Stocks	52.9%
U.S. Government Obligation	44.1
Other Investment Company	1.5
Repurchase Agreement	0.9
Preferred Stocks	0.3
Right	0.0 *
Net Other Assets (Liabilities) ^	0.3
Total	100.0%

*	Percentage rounds to less than 0.1% or (0.1)%.

^

The Net Other Assets (Liabilities) category may include, but is not limited to, reverse repurchase agreements, forward foreign currency contracts, futures contracts, swap agreements, written options and swaptions, and cash collateral.

Allocations are subject to change.

Transamerica ETF Trust	Annual Report 2018

DeltaShares® S&P International Managed Risk ETF

(unaudited)

Performance as of December 31, 2018
	Average Annual Total Returns		Cumulative Total Returns		Inception Date
	1 Year	10 Year or Since Inception	1 Year	10 Year or Since Inception
Fund NAV	(13.09)%	(5.00)%	(13.09)%	(7.04)%	07/31/2017
Fund Market	(12.38)%	(4.32)%	(12.38)%	(6.09)%	07/31/2017
S&P EPAC Ex. Korea LargeMidCap Index (A)	(13.07)%	(4.84)%	(13.07)%	(6.81)%
S&P EPAC Ex. Korea LargeMidCap Managed Risk 2.0 Index (A)(B)(C)(D)	(12.39)%	(4.31)%	(12.39)%	(6.08)%

(A) The S&P EPAC Ex. Korea LargeMidCap Index is designed to measure the performance of developed markets within the Europe and Asia Pacific regions, excluding Korea.

(B) The S&P EPAC Ex. Korea LargeMidCap Managed Risk 2.0 Index is comprised of weightings amongst the S&P EPAC Ex. Korea LargeMidCap Index, the S&P U.S. Treasury Bond Current 5-Year Index, and the S&P U.S. Treasury Bill 0-3 Month Index. The S&P EPAC Ex. Korea LargeMidCap Managed Risk 2.0 Index rebalances on a daily basis.

(C) The S&P U.S. Treasury Bond Current 5-Year Index is a one-security index comprising the most recently issued 5-year U.S. Treasury note or bond.

(D) The S&P U.S. Treasury Bill 0-3 Month Index is designed to measure the performance of U.S. Treasury bills maturing in 0 to 3 months.

The Fund’s benchmarks are unmanaged indices used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or the Since Inception calculation is based on the previous 10 years or since the inception date, whichever is more recent. An index is a statistical measure of a specified financial market or sector. An index does not actually hold a portfolio of securities and therefore does not reflect deductions for fees or expenses. In comparison, a Fund’s performance is negatively impacted by these deductions. You cannot invest directly in an index.

The performance data presented represents past performance and does not guarantee future results. Performance data does not reflect the deduction of taxes that would be paid on Fund distributions or the redemption of Fund shares. The Fund’s investment return and net asset value will fluctuate. Past performance does not guarantee future results. Investors’ shares when sold may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please see www.deltashares.com for performance data current to the most recent month end. Fund performance is net of investment fees and Fund expenses.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

Fund shares are bought and sold at Market Price, not Net Asset Value (“NAV”), and are not individually redeemed from the fund. Net Asset Value is an exchange-traded fund’s per-share value. The per-share dollar amount of the Fund is derived by dividing the total value of all the securities in the portfolio, less any liabilities, by the number of Fund shares outstanding. Market Price is the price at which a share can currently be traded in the market. The market price used to calculate the market return is determined by using the midpoint between the highest bid and the lowest offer on the exchange on which the shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated.

Exchange-Traded Funds (ETFs) are subject to market risk, including the loss of principal. Because Fund Shares trade at market prices rather than at NAV, Fund Shares may trade at a price greater than NAV (premium) or less than NAV (discount). Shares of DeltaShares® ETFs may be bought and sold throughout the day on the exchange through any brokerage account. Buying and selling shares of ETFs will result in brokerage commissions. Diversification and asset allocation may not protect against market risk or loss of principal. Investing involves risk, including the possible loss of principal. There is no guarantee the investment objective will be achieved. Investing in securities of foreign issuers or issuers with significant exposure to foreign markets involves additional risk. Foreign countries in which the fund may invest may have markets that are less liquid, less regulated and more volatile than U.S. markets. The value of investments in securities denominated in foreign currencies increases or decreases as the rates of exchange between those currencies and the U.S. dollar change. The principal risks include risks related to: Equity securities, geographic focus, index tracking, leveraging, derivatives such as futures, forwards, swaps, options, and investing in underlying exchange traded funds. The use of derivatives may produce disproportionate gains or losses, may increase costs, and amplify risks.

Transamerica ETF Trust	Annual Report 2018

DeltaShares® S&P International Managed Risk ETF

SCHEDULE OF INVESTMENTS

At December 31, 2018

	Shares	Value
COMMON STOCKS - 52.9%
Australia - 3.4%
AGL Energy, Ltd.	5,417	$ 78,559
Alumina, Ltd.	12,185	19,730
Amcor, Ltd.	9,645	89,969
AMP, Ltd.	24,388	42,064
APA Group	9,741	58,290
Aristocrat Leisure, Ltd.	5,321	81,812
Atlassian Corp. PLC, Class A (A)	996	88,624
Aurizon Holdings, Ltd.	7,562	22,785
AusNet Services (B)	15,407	16,866
Australia & New Zealand Banking Group, Ltd. (B)	23,848	410,659
Bendigo & Adelaide Bank, Ltd.	4,046	30,734
BHP Group, Ltd.	26,413	636,498
BlueScope Steel, Ltd.	4,579	35,331
Boral, Ltd.	9,838	34,214
Brambles, Ltd.	13,227	94,515
Caltex Australia, Ltd.	2,171	38,943
Challenger, Ltd.	4,814	32,162
CIMIC Group, Ltd.	817	24,968
Coca-Cola Amatil, Ltd.	4,326	24,943
Cochlear, Ltd.	477	58,286
Coles Group, Ltd. (A)	9,365	77,401
Commonwealth Bank of Australia (B)	14,402	733,963
Computershare, Ltd.	4,275	51,735
Crown Resorts, Ltd.	3,140	26,217
CSL, Ltd.	3,735	486,867
Dexus, REIT	8,692	64,986
Domino’s Pizza Enterprises, Ltd.	529	15,139
Flight Centre Travel Group, Ltd. (B)	489	14,775
Fortescue Metals Group, Ltd.	14,055	41,459
Goodman Group, REIT	13,573	101,574
GPT Group, REIT	15,505	58,289
Harvey Norman Holdings, Ltd. (B)	5,249	11,677
Incitec Pivot, Ltd.	13,962	32,240
Insurance Australia Group, Ltd.	19,589	96,535
LendLease Group	4,853	39,734
Macquarie Group, Ltd.	2,624	200,709
Magellan Financial Group, Ltd.	594	9,844
Medibank Pvt, Ltd.	22,887	41,409
Mirvac Group, REIT	31,717	50,016
National Australia Bank, Ltd. (B)	22,500	381,269
Newcrest Mining, Ltd.	6,313	96,887
Oil Search, Ltd.	10,993	55,412
Orica, Ltd.	3,122	37,914
Origin Energy, Ltd. (A)	14,506	66,073
Qantas Airways, Ltd.	7,891	32,165
QBE Insurance Group, Ltd.	11,301	80,355
Ramsay Health Care, Ltd.	1,097	44,584
REA Group, Ltd. (B)	441	22,968
Santos, Ltd.	14,580	56,248
Scentre Group, REIT	44,362	121,800
SEEK, Ltd.	2,991	35,628
Sonic Healthcare, Ltd.	3,705	57,670
South32, Ltd.	42,496	100,223
Stockland, REIT	20,797	51,537
Suncorp Group, Ltd.	10,743	95,522
Sydney Airport	9,175	43,470
Tabcorp Holdings, Ltd.	9,890	29,869
Telstra Corp., Ltd.	34,367	68,954

	Shares	Value
COMMON STOCKS (continued)
Australia (continued)
TPG Telecom, Ltd.	2,143	$ 9,716
Transurban Group	18,018	147,776
Treasury Wine Estates, Ltd.	5,982	62,328
Vicinity Centres, REIT	27,574	50,471
Washington H Soul Pattinson & Co., Ltd. (B)	1,028	18,013
Wesfarmers, Ltd.	9,364	212,402
Westpac Banking Corp.	28,156	496,338
Woodside Petroleum, Ltd. (B)	7,726	170,353
Woolworths Group, Ltd.	10,872	225,177

		6,945,643

Austria - 0.2%
ams AG (A) (B)	525	12,547
Andritz AG	623	28,573
CA Immobilien Anlagen AG	759	23,965
Erste Group Bank AG (A)	2,867	95,209
Immofinanz AG	930	22,219
Lenzing AG	111	10,081
OMV AG	1,222	53,433
Raiffeisen Bank International AG	1,138	28,880
Verbund AG (B)	833	35,462
voestalpine AG	993	29,627
Wienerberger AG	1,041	21,420

		361,416

Belgium - 0.6%
Ackermans & van Haaren NV	209	31,489
Ageas	1,609	72,286
Anheuser-Busch InBev SA	8,148	537,440
Colruyt SA	505	35,930
Groupe Bruxelles Lambert SA	685	59,575
KBC Group NV	2,820	182,718
Proximus SADP	1,309	35,345
Sofina SA	172	32,600
Solvay SA	599	59,792
Telenet Group Holding NV	475	22,046
UCB SA	1,064	86,723
Umicore SA	1,720	68,542

		1,224,486

Bermuda - 0.0% (C)
Golar LNG, Ltd.	1,193	25,960

Chile - 0.0% (C)
Antofagasta PLC	2,829	28,219

China - 0.0% (C)
ENN Energy Holdings, Ltd.	6,900	61,206
Fosun International, Ltd.	18,500	26,937

		88,143

Denmark - 0.9%
Ambu A/S, B Shares	1,395	33,465
AP Moller - Maersk A/S, Class A	25	29,489
AP Moller - Maersk A/S, Class B	49	61,431
Carlsberg A/S, Class B	892	94,639
Chr Hansen Holding A/S	807	71,281
Coloplast A/S, Class B	978	90,639
Danske Bank A/S	5,776	114,052
DSV A/S	1,571	103,290
Genmab A/S (A)	502	82,091
GN Store Nord A/S	981	36,562

The Notes to Financial Statements are an integral part of this report.

Transamerica ETF Trust	Annual Report 2018

DeltaShares® S&P International Managed Risk ETF

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2018

	Shares	Value
COMMON STOCKS (continued)
Denmark (continued)
H. Lundbeck A/S	491	$ 21,466
ISS A/S	1,564	43,616
Novo Nordisk A/S, Class B	14,507	662,020
Novozymes A/S, Class B	1,809	80,613
Orsted A/S (D)	1,578	105,322
Pandora A/S	908	36,902
Rockwool International A/S, B Shares	15	3,906
Tryg A/S	1,086	27,267
Vestas Wind Systems A/S	1,702	128,303
William Demant Holding A/S (A) (B)	894	25,322

		1,851,676

Finland - 0.7%
Amer Sports OYJ (A)	1,033	45,310
Cargotec OYJ, B Shares	342	10,446
Elisa OYJ	1,303	53,742
Fortum OYJ	3,599	78,581
Huhtamaki OYJ (B)	818	25,313
Kesko OYJ, Class B	605	32,575
Kone OYJ, Class B	3,328	158,415
Metso OYJ	1,066	27,906
Neste OYJ	1,063	81,854
Nokia OYJ	46,717	268,625
Nokian Renkaat OYJ	978	29,985
Nordea Bank Abp	26,142	219,908
Orion OYJ, Class B	870	30,115
Sampo OYJ, Class A	3,931	172,604
Stora Enso OYJ, Class R	4,811	55,464
UPM-Kymmene OYJ	4,430	112,171
Wartsila OYJ Abp	3,767	59,835

		1,462,849

France - 5.0%
Accor SA	1,539	65,288
Aeroports de Paris	269	50,893
Air Liquide SA	3,520	436,391
Airbus SE	4,769	457,723
Amundi SA (D)	429	22,637
Atos SE	769	62,837
AXA SA	15,941	343,648
BNP Paribas SA	9,260	417,865
Bollore SA	7,805	31,228
Bouygues SA	1,831	65,598
Bureau Veritas SA	2,250	45,770
Capgemini SE	1,330	131,970
Carrefour SA	4,873	83,057
Christian Dior SE	98	37,406
Cie de Saint-Gobain	4,576	152,564
Cie Generale des Etablissements Michelin SCA	1,489	147,576
CNP Assurances	1,328	28,115
Credit Agricole SA	10,053	108,370
Danone SA	5,188	364,795
Dassault Aviation SA	25	34,580
Dassault Systemes SE	1,148	136,089
Electricite de France SA	2,893	45,638
Engie SA	13,290	190,286
EssilorLuxottica SA	2,209	278,910
Hermes International	244	135,225
Ipsen SA	34	4,386

	Shares	Value
COMMON STOCKS (continued)
France (continued)
Kering SA	621	$ 292,193
Klepierre SA, REIT	1,793	55,259
L’Oreal SA	2,015	463,454
Legrand SA	2,196	123,761
LVMH Moet Hennessy Louis Vuitton SE	2,217	654,373
Natixis SA	7,526	35,437
Orange SA	17,707	286,522
Pernod Ricard SA	1,733	283,889
Peugeot SA	4,577	97,554
Publicis Groupe SA	1,806	103,392
Renault SA	1,588	99,026
Safran SA	2,685	323,510
Sanofi	9,439	816,386
Schneider Electric SE	4,445	303,455
Societe Generale SA	6,235	198,288
Sodexo SA	757	77,450
Thales SA	879	102,493
TOTAL SA	20,692	1,092,344
Unibail-Rodamco-Westfield, REIT	1,128	174,595
Valeo SA	1,965	57,303
Veolia Environnement SA	4,649	95,422
Vinci SA	4,268	351,383
Vivendi SA	6,368	154,909

		10,121,243

Germany - 4.0%
1&1 Drillisch AG	148	7,529
adidas AG	1,501	312,974
Allianz SE	3,549	710,550
BASF SE	7,554	521,575
Bayer AG	7,418	513,542
Bayerische Motoren Werke AG	2,824	228,238
Beiersdorf AG	822	85,660
Commerzbank AG (A)	8,685	57,415
Continental AG	887	122,437
Covestro AG (D)	1,188	58,641
Daimler AG	8,197	430,195
Deutsche Bank AG	15,481	123,296
Deutsche Boerse AG	1,599	191,838
Deutsche Lufthansa AG	2,049	46,144
Deutsche Post AG	8,034	219,591
Deutsche Telekom AG	26,684	452,066
Deutsche Wohnen SE	2,944	134,617
E.ON SE	18,143	178,925
Evonik Industries AG	1,233	30,727
Fresenius Medical Care AG & Co. KGaA	1,781	115,316
Fresenius SE & Co. KGaA	3,402	164,816
Hannover Rueck SE	501	67,409
HeidelbergCement AG	1,124	68,588
Henkel AG & Co. KGaA	843	82,635
HOCHTIEF AG	174	23,411
Infineon Technologies AG	9,331	185,228
Innogy SE (D)	1,038	48,330
MAN SE	292	30,092
Merck KGaA	1,063	109,341
MTU Aero Engines AG	316	57,220
Muenchener Rueckversicherungs-Gesellschaft AG	1,236	269,234

The Notes to Financial Statements are an integral part of this report.

Transamerica ETF Trust	Annual Report 2018

DeltaShares® S&P International Managed Risk ETF

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2018

	Shares	Value
COMMON STOCKS (continued)
Germany (continued)
RWE AG	4,315	$ 93,549
SAP SE	8,239	818,742
Siemens AG	7,005	779,796
Siemens Healthineers AG (A) (D)	578	24,147
Symrise AG	690	50,876
Telefonica Deutschland Holding AG	6,699	26,175
thyssenkrupp AG	3,201	54,815
TUI AG	3,750	53,754
United Internet AG	1,053	45,983
Volkswagen AG	259	41,184
Vonovia SE	4,246	192,163
Wirecard AG	901	136,781
Zalando SE (A) (D)	1,003	25,729

		7,991,274

Hong Kong - 1.9%
AIA Group, Ltd.	97,600	810,284
Alibaba Health Information Technology, Ltd. (A)	24,000	19,465
ASM Pacific Technology, Ltd.	2,500	24,092
Bank of East Asia, Ltd.	12,400	39,436
BOC Hong Kong Holdings, Ltd.	29,500	109,645
Cathay Pacific Airways, Ltd.	8,000	11,383
CK Asset Holdings, Ltd.	24,000	175,647
CK Hutchison Holdings, Ltd.	23,500	225,715
CK Infrastructure Holdings, Ltd.	5,500	41,657
CLP Holdings, Ltd.	16,000	180,858
Dairy Farm International Holdings, Ltd.	2,500	22,625
Evergrande Health Industry Group, Ltd. (A) (B)	15,000	19,734
Galaxy Entertainment Group, Ltd.	22,000	139,935
Hang Lung Properties, Ltd.	12,000	22,868
Hang Seng Bank, Ltd.	5,900	132,478
Henderson Land Development Co., Ltd.	12,000	59,775
HK Electric Investments & HK Electric Investments, Ltd.	24,000	24,217
HKT Trust & HKT, Ltd.	25,000	36,018
Hong Kong & China Gas Co., Ltd.	79,000	163,462
Hong Kong Exchanges & Clearing, Ltd.	9,600	277,847
Hongkong Land Holdings, Ltd.	9,500	59,850
Jardine Matheson Holdings, Ltd.	2,500	173,950
Jardine Strategic Holdings, Ltd.	1,100	40,381
Kerry Properties, Ltd.	5,500	18,792
Link REIT	18,000	182,314
Melco Resorts & Entertainment, Ltd., ADR	1,287	22,677
MTR Corp., Ltd.	12,500	65,778
New World Development Co., Ltd.	50,000	66,161
NWS Holdings, Ltd.	11,000	22,564
Power Assets Holdings, Ltd.	12,500	87,012
Shangri-La Asia, Ltd.	14,000	20,743
Sino Land Co., Ltd.	24,000	41,138
SJM Holdings, Ltd.	21,000	19,580
Sun Hung Kai Properties, Ltd.	12,000	171,049
Swire Pacific, Ltd., Class B	27,500	45,872
Swire Properties, Ltd.	9,600	33,719
Techtronic Industries Co., Ltd.	12,500	66,417
Wharf Holdings, Ltd.	11,000	28,661
Wharf Real Estate Investment Co., Ltd.	10,000	59,839
Wheelock & Co., Ltd.	9,000	51,441
Yue Yuen Industrial Holdings, Ltd.	5,500	17,597

		3,832,676

	Shares	Value
COMMON STOCKS (continued)
Ireland - 0.4%
AerCap Holdings NV (A)	1,031	$ 40,828
AIB Group PLC	1,811	7,619
Bank of Ireland Group PLC	8,262	45,901
CRH PLC	7,308	192,981
DCC PLC	845	64,410
Glanbia PLC	851	15,954
ICON PLC (A)	334	43,156
James Hardie Industries PLC, CDI	3,698	39,363
Kerry Group PLC, Class A	1,019	100,761
Kingspan Group PLC (B)	926	39,569
Paddy Power Betfair PLC	752	61,594
Smurfit Kappa Group PLC	2,251	59,853

		711,989

Isle of Man - 0.0% (C)
GVC Holdings PLC	3,547	30,448

Israel - 0.4%
Azrieli Group, Ltd.	405	19,346
Bank Hapoalim BM	10,219	64,676
Bank Leumi Le-Israel BM	13,488	81,576
Bezeq Israeli Telecommunication Corp., Ltd.	20,833	20,349
Check Point Software Technologies, Ltd. (A)	1,160	119,074
CyberArk Software, Ltd. (A)	254	18,832
Elbit Systems, Ltd.	249	28,573
Israel Chemicals, Ltd.	5,656	32,089
Israel Corp., Ltd.	8	2,125
Israel Discount Bank, Ltd., A Shares	13,111	40,560
Mellanox Technologies, Ltd. (A)	333	30,763
Mizrahi Tefahot Bank, Ltd.	1,906	32,206
Nice, Ltd. (A)	618	66,518
Orbotech, Ltd. (A)	204	11,534
Plus500, Ltd.	611	10,661
Teva Pharmaceutical Industries, Ltd., ADR	7,586	116,976
Tower Semiconductor, Ltd. (A)	928	13,907
Wix.com, Ltd. (A)	307	27,734

		737,499

Italy - 1.1%
A2A SpA	13,990	25,148
Assicurazioni Generali SpA	10,477	174,861
Atlantia SpA	3,916	80,892
Banca Mediolanum SpA	2,425	14,110
Banco BPM SpA (A)	12,629	28,412
Brembo SpA	1,355	13,778
Davide Campari-Milano SpA	5,017	42,354
DiaSorin SpA	62	5,011
Enel SpA	63,749	367,580
Eni SpA	21,077	331,247
Ferrari NV	1,050	104,163
FinecoBank Banca Fineco SpA	3,414	34,258
Intesa Sanpaolo SpA	127,234	282,139
Leonardo SpA	3,314	29,087
Mediobanca Banca di Credito Finanziario SpA	5,219	44,006
Moncler SpA	1,417	46,862
Poste Italiane SpA (D)	4,131	32,981
Prada SpA	1,800	5,931
Prysmian SpA	2,273	43,835
Recordati SpA	916	31,717
Saipem SpA (A)	2,896	10,809

The Notes to Financial Statements are an integral part of this report.

Transamerica ETF Trust	Annual Report 2018

DeltaShares® S&P International Managed Risk ETF

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2018

	Shares	Value
COMMON STOCKS (continued)
Italy (continued)
Snam SpA	18,799	$ 82,071
Telecom Italia SpA (A)	83,921	46,365
Telecom Italia SpA	58,440	27,858
Terna Rete Elettrica Nazionale SpA	12,205	69,105
UniCredit SpA	17,090	193,293
Unione di Banche Italiane SpA (B)	8,548	24,752
UnipolSai Assicurazioni SpA (B)	9,131	20,631

		2,213,256

Japan - 14.5%
Acom Co., Ltd.	3,800	12,434
Activia Properties, Inc., REIT	12	48,617
Advance Residence Investment Corp., REIT	12	33,086
Advantest Corp.	1,200	24,544
Aeon Co., Ltd.	7,400	144,978
AEON Financial Service Co., Ltd.	1,200	21,372
Aeon Mall Co., Ltd.	1,200	19,130
AGC, Inc.	2,500	78,157
Air Water, Inc.	1,400	21,246
Aisin Seiki Co., Ltd.	1,200	41,781
Ajinomoto Co., Inc.	4,900	87,402
Alfresa Holdings Corp.	2,500	63,870
Alps Electric Co., Ltd.	1,300	25,297
Amada Holdings Co., Ltd.	3,800	34,220
ANA Holdings, Inc.	1,200	43,104
Aozora Bank, Ltd.	1,200	35,820
Asahi Group Holdings, Ltd.	3,800	147,858
Asahi Intecc Co., Ltd.	800	33,833
Asahi Kasei Corp.	12,400	127,713
Asics Corp. (B)	1,300	16,648
Astellas Pharma, Inc.	17,200	219,713
Azbil Corp.	2,000	39,557
Bandai Namco Holdings, Inc.	2,300	103,245
Bank of Kyoto, Ltd.	100	4,143
Benesse Holdings, Inc.	1,100	28,053
Bridgestone Corp.	5,400	208,489
Brother Industries, Ltd.	2,500	37,164
Calbee, Inc.	1,200	37,625
Canon, Inc. (B)	8,600	235,233
Capcom Co., Ltd.	600	11,878
Casio Computer Co., Ltd. (B)	2,500	29,713
Central Japan Railway Co.	1,400	295,593
Chiba Bank, Ltd.	7,600	42,532
Chubu Electric Power Co., Inc.	6,100	86,873
Chugai Pharmaceutical Co., Ltd.	1,300	75,596
Chugoku Bank, Ltd.	1,400	11,829
Chugoku Electric Power Co., Inc.	2,500	32,539
Citizen Watch Co., Ltd.	2,500	12,350
Coca-Cola Bottlers Japan Holdings, Inc.	1,200	35,929
COMSYS Holdings Corp.	1,300	31,791
Concordia Financial Group, Ltd.	10,800	41,540
Cosmos Pharmaceutical Corp.	100	16,725
Credit Saison Co., Ltd.	1,300	15,297
CyberAgent, Inc.	900	34,822
Dai Nippon Printing Co., Ltd.	400	8,374
Dai-ichi Life Holdings, Inc.	9,800	153,456
Daicel Corp.	2,500	25,771
Daifuku Co., Ltd.	1,100	50,330

	Shares	Value
COMMON STOCKS (continued)
Japan (continued)
Daiichi Sankyo Co., Ltd.	4,900	$ 156,805
Daikin Industries, Ltd.	2,500	266,486
Daito Trust Construction Co., Ltd.	700	95,798
Daiwa House Industry Co., Ltd.	5,900	188,107
Daiwa House REIT Investment Corp.	15	33,592
Daiwa Securities Group, Inc.	12,400	62,907
DeNA Co., Ltd.	1,200	20,059
Denso Corp.	4,600	205,148
Dentsu, Inc.	2,400	107,296
DIC Corp.	1,200	36,859
Disco Corp.	200	23,424
Don Quijote Holdings Co., Ltd.	1,200	74,593
East Japan Railway Co.	3,800	336,342
Ebara Corp.	900	20,270
Eisai Co., Ltd.	2,500	193,729
Electric Power Development Co., Ltd.	1,200	28,503
Ezaki Glico Co., Ltd.	200	10,172
FamilyMart UNY Holdings Co., Ltd. (B)	700	88,748
Fancl Corp.	600	15,351
FANUC Corp.	1,400	212,715
Fast Retailing Co., Ltd.	500	256,893
Fuji Electric Co., Ltd.	800	23,661
FUJIFILM Holdings Corp.	3,800	147,892
Fujitsu, Ltd.	1,200	74,889
Fukuoka Financial Group, Inc.	1,900	38,739
Furukawa Electric Co., Ltd.	800	20,139
GLP J-REIT	30	30,597
GMO Payment Gateway, Inc.	200	8,531
GungHo Online Entertainment, Inc. (A) (B)	1,200	2,188
Gunma Bank, Ltd.	3,800	15,898
H2O Retailing Corp.	1,200	17,084
Hachijuni Bank, Ltd.	4,900	20,142
Hakuhodo DY Holdings, Inc.	2,500	35,888
Hamamatsu Photonics KK	1,100	37,046
Hankyu Hanshin Holdings, Inc.	2,500	83,170
Harmonic Drive Systems, Inc. (B)	200	5,487
Haseko Corp.	2,500	26,318
Hikari Tsushin, Inc.	200	31,299
Hino Motors, Ltd.	2,500	23,698
Hirose Electric Co., Ltd.	100	9,816
Hisamitsu Pharmaceutical Co., Inc.	800	44,260
Hitachi Chemical Co., Ltd.	1,200	18,156
Hitachi Construction Machinery Co., Ltd.	1,200	28,131
Hitachi High-Technologies Corp.	900	28,342
Hitachi Metals, Ltd.	1,400	14,674
Hitachi, Ltd.	7,400	197,992
Hokuhoku Financial Group, Inc.	1,200	13,551
Hokuriku Electric Power Co. (A)	2,500	21,852
Honda Motor Co., Ltd.	14,700	387,815
Hoshizaki Corp.	400	24,354
House Foods Group, Inc.	1,100	37,848
Hoya Corp.	3,500	211,024
Hulic Co., Ltd.	3,800	34,116
Ibiden Co., Ltd.	1,200	16,931
Idemitsu Kosan Co., Ltd.	1,200	39,484
IHI Corp.	1,200	33,140
Iida Group Holdings Co., Ltd.	1,300	22,525
Inpex Corp.	8,600	76,950

The Notes to Financial Statements are an integral part of this report.

Transamerica ETF Trust	Annual Report 2018

DeltaShares® S&P International Managed Risk ETF

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2018

	Shares	Value
COMMON STOCKS (continued)
Japan (continued)
Isetan Mitsukoshi Holdings, Ltd.	3,800	$ 42,082
Isuzu Motors, Ltd.	4,900	69,158
Ito En, Ltd.	900	40,400
ITOCHU Corp.	13,200	224,622
Itochu Techno-Solutions Corp.	300	5,808
Itoham Yonekyu Holdings, Inc.	1,400	8,460
Iyo Bank, Ltd.	2,500	13,216
Izumi Co., Ltd.	200	9,315
J. Front Retailing Co., Ltd.	2,500	28,711
Japan Airlines Co., Ltd.	1,100	39,011
Japan Airport Terminal Co., Ltd.	900	31,254
Japan Exchange Group, Inc.	4,800	77,831
Japan Hotel REIT Investment Corp.	38	27,154
Japan Post Bank Co., Ltd.	3,800	41,909
Japan Post Holdings Co., Ltd.	5,900	68,026
Japan Prime Realty Investment Corp., REIT	12	45,609
Japan Real Estate Investment Corp., REIT	12	67,375
Japan Retail Fund Investment Corp., REIT	25	50,016
Japan Tobacco, Inc.	9,400	224,173
JFE Holdings, Inc.	4,900	78,470
JGC Corp.	2,500	35,250
JSR Corp.	1,400	21,118
JTEKT Corp.	2,500	27,936
JXTG Holdings, Inc.	26,900	141,396
K’s Holdings Corp.	2,600	25,594
Kagome Co., Ltd. (B)	1,200	31,511
Kajima Corp.	5,000	67,356
Kakaku.com, Inc.	800	14,160
Kansai Electric Power Co., Inc.	7,400	111,288
Kansai Paint Co., Ltd.	2,500	48,170
Kao Corp.	3,800	282,415
Kawasaki Heavy Industries, Ltd.	1,200	25,725
KDDI Corp.	14,400	344,398
Keikyu Corp.	1,200	19,655
Keio Corp.	500	29,121
Keisei Electric Railway Co., Ltd.	1,300	40,760
Kewpie Corp.	1,100	24,634
Keyence Corp.	800	405,997
Kikkoman Corp.	1,200	64,640
Kinden Corp.	1,300	21,044
Kintetsu Group Holdings Co., Ltd.	1,300	56,519
Kirin Holdings Co., Ltd.	7,400	155,028
Kobayashi Pharmaceutical Co., Ltd.	300	20,426
Kobe Steel, Ltd.	3,800	26,461
Koito Manufacturing Co., Ltd.	1,200	62,125
Komatsu, Ltd.	8,300	178,951
Konami Holdings Corp.	1,200	52,554
Konica Minolta, Inc.	4,900	44,349
Kose Corp.	200	31,463
Kubota Corp.	9,700	138,054
Kuraray Co., Ltd.	2,500	35,319
Kurita Water Industries, Ltd.	1,200	29,137
Kyocera Corp.	2,600	130,527
Kyowa Hakko Kirin Co., Ltd.	2,500	47,327
Kyushu Electric Power Co., Inc.	3,800	45,337
Kyushu Financial Group, Inc.	3,800	14,408
Kyushu Railway Co.	1,200	40,633
LINE Corp. (A) (B)	400	13,763

	Shares	Value
COMMON STOCKS (continued)
Japan (continued)
Lion Corp.	2,500	$ 51,725
LIXIL Group Corp.	2,500	31,035
M3, Inc.	3,100	41,648
Mabuchi Motor Co., Ltd.	100	3,072
Makita Corp.	2,500	88,981
Marubeni Corp.	14,700	103,489
Marui Group Co., Ltd.	2,500	48,603
Maruichi Steel Tube, Ltd.	1,100	34,740
Matsumotokiyoshi Holdings Co., Ltd.	500	15,335
Mazda Motor Corp.	4,900	50,690
McDonald’s Holdings Co. Japan, Ltd. (B)	900	38,226
Mebuki Financial Group, Inc.	8,600	22,888
Medipal Holdings Corp.	1,300	27,904
MEIJI Holdings Co., Ltd.	1,200	97,999
Mercari, Inc. (A)	100	1,679
Minebea Mitsumi, Inc.	3,800	55,070
MISUMI Group, Inc.	2,600	54,955
Mitsubishi Chemical Holdings Corp.	12,400	94,101
Mitsubishi Corp.	13,500	371,599
Mitsubishi Electric Corp.	18,400	204,016
Mitsubishi Estate Co., Ltd.	11,100	174,976
Mitsubishi Gas Chemical Co., Inc.	2,500	37,711
Mitsubishi Heavy Industries, Ltd.	2,500	90,143
Mitsubishi Materials Corp.	1,200	31,664
Mitsubishi Motors Corp.	6,100	33,470
Mitsubishi Tanabe Pharma Corp.	2,500	36,025
Mitsubishi UFJ Financial Group, Inc.	108,000	529,492
Mitsubishi UFJ Lease & Finance Co., Ltd.	4,900	23,581
Mitsui & Co., Ltd.	14,300	220,336
Mitsui Chemicals, Inc.	2,400	54,337
Mitsui Fudosan Co., Ltd.	8,600	191,651
Mitsui O.S.K. Lines, Ltd.	1,200	26,239
Miura Co., Ltd.	600	13,699
Mizuho Financial Group, Inc.	208,900	324,255
MonotaRO Co., Ltd. (B)	1,400	34,683
MS&AD Insurance Group Holdings, Inc.	4,600	131,315
Murata Manufacturing Co., Ltd.	1,600	218,092
Nabtesco Corp.	1,200	26,206
Nagoya Railroad Co., Ltd.	2,500	65,989
Nankai Electric Railway Co., Ltd.	100	2,647
NEC Corp.	4,200	124,987
Nexon Co., Ltd. (A)	3,100	39,924
NGK Insulators, Ltd.	2,500	33,974
NGK Spark Plug Co., Ltd.	1,200	23,975
NH Foods, Ltd.	100	3,769
NHK Spring Co., Ltd.	2,500	21,989
Nichirei Corp.	1,200	33,086
Nidec Corp.	2,500	284,259
Nihon M&A Center, Inc.	1,400	28,277
Nikon Corp.	3,800	56,629
Nintendo Co., Ltd.	900	240,227
Nippon Building Fund, Inc., REIT	12	75,578
Nippon Electric Glass Co., Ltd.	1,000	24,545
Nippon Express Co., Ltd.	1,100	61,359
Nippon Paint Holdings Co., Ltd.	1,300	44,552
Nippon Paper Industries Co., Ltd.	1,200	21,492
Nippon Prologis REIT, Inc.	27	57,069
Nippon Shinyaku Co., Ltd.	400	25,484

The Notes to Financial Statements are an integral part of this report.

Transamerica ETF Trust	Annual Report 2018

DeltaShares® S&P International Managed Risk ETF

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2018

	Shares	Value
COMMON STOCKS (continued)
Japan (continued)
Nippon Shokubai Co., Ltd.	100	$ 6,389
Nippon Steel & Sumitomo Metal Corp.	7,400	127,644
Nippon Telegraph & Telephone Corp.	5,400	220,597
Nippon Yusen KK	1,200	18,495
Nissan Chemical Corp.	1,100	57,750
Nissan Motor Co., Ltd.	19,500	156,459
Nisshin Seifun Group, Inc.	2,500	51,748
Nissin Foods Holdings Co., Ltd.	1,100	69,179
Nitori Holdings Co., Ltd.	800	100,114
Nitto Denko Corp.	1,200	60,626
NOK Corp. (B)	1,200	16,800
Nomura Holdings, Inc.	27,900	107,007
Nomura Real Estate Holdings, Inc.	1,200	22,039
Nomura Real Estate Master Fund, Inc., REIT	39	51,329
Nomura Research Institute, Ltd.	1,100	40,856
NSK, Ltd.	3,800	32,869
NTT Data Corp.	4,900	53,817
NTT DOCOMO, Inc.	9,400	211,835
Obayashi Corp.	6,100	55,265
OBIC Business Consultants Co., Ltd.	200	7,875
OBIC Co., Ltd.	800	61,906
Odakyu Electric Railway Co., Ltd.	2,500	55,075
OJI Holdings Corp.	9,900	50,982
Olympus Corp.	2,500	76,904
Omron Corp.	2,500	91,145
Ono Pharmaceutical Co., Ltd.	4,600	94,126
Open House Co., Ltd.	200	6,763
Oracle Corp.	100	6,380
Oriental Land Co., Ltd.	2,100	211,598
ORIX Corp.	11,000	160,967
Orix JREIT, Inc.	26	43,225
Osaka Gas Co., Ltd.	2,500	45,778
Otsuka Corp.	700	19,268
Otsuka Holdings Co., Ltd.	4,900	200,663
PALTAC Corp.	100	4,730
Panasonic Corp.	20,400	184,189
Park24 Co., Ltd.	1,200	26,392
PeptiDream, Inc. (A)	900	35,601
Persol Holdings Co., Ltd.	1,300	19,385
Pigeon Corp.	1,200	51,406
Pola Orbis Holdings, Inc.	900	24,355
Rakuten, Inc. (A)	7,400	49,641
Recruit Holdings Co., Ltd.	13,300	322,757
Relo Group, Inc.	1,200	28,142
Renesas Electronics Corp. (A)	4,800	21,875
Resona Holdings, Inc.	18,400	88,667
Ricoh Co., Ltd.	6,100	59,880
Rohm Co., Ltd.	900	57,750
Rohto Pharmaceutical Co., Ltd.	600	16,406
Ryohin Keikaku Co., Ltd.	200	48,398
Sankyu, Inc.	100	4,534
Santen Pharmaceutical Co., Ltd.	3,800	54,931
SBI Holdings, Inc.	2,500	49,196
SCREEN Holdings Co., Ltd.	300	12,592
Secom Co., Ltd.	2,300	191,060
Sega Sammy Holdings, Inc.	1,300	18,200
Seibu Holdings, Inc.	2,500	43,613
Seiko Epson Corp.	2,500	35,273

	Shares	Value
COMMON STOCKS (continued)
Japan (continued)
Seino Holdings Co., Ltd.	800	$ 10,515
Sekisui Chemical Co., Ltd.	3,700	55,003
Sekisui House, Ltd.	4,900	72,306
Seria Co., Ltd. (B)	200	6,781
Seven & i Holdings Co., Ltd.	6,200	270,288
Seven Bank, Ltd.	6,200	17,744
SG Holdings Co., Ltd.	1,600	41,766
Sharp Corp.	1,200	12,053
Shikoku Electric Power Co., Inc.	1,400	16,946
Shimadzu Corp.	2,500	49,537
Shimamura Co., Ltd.	100	7,656
Shimano, Inc.	800	113,166
Shimizu Corp.	6,100	49,761
Shin-Etsu Chemical Co., Ltd.	3,500	272,306
Shinsei Bank, Ltd.	1,300	15,510
Shionogi & Co., Ltd.	2,500	142,893
Shiseido Co., Ltd.	3,500	219,861
Shizuoka Bank, Ltd.	300	2,354
Showa Denko KK	1,200	35,765
Showa Shell Sekiyu KK	1,300	18,259
Skylark Holdings Co., Ltd.	1,200	18,976
SMC Corp.	600	181,780
SoftBank Group Corp.	7,100	472,729
Sohgo Security Services Co., Ltd.	1,100	51,534
Sojitz Corp.	9,900	34,469
Sompo Holdings, Inc.	3,500	119,054
Sony Corp.	10,700	519,420
Sony Financial Holdings, Inc.	1,200	22,476
Square Enix Holdings Co., Ltd.	900	24,503
Stanley Electric Co., Ltd.	1,200	33,797
Subaru Corp.	4,900	105,400
Sumco Corp. (B)	1,400	15,657
Sumitomo Chemical Co., Ltd.	12,200	59,268
Sumitomo Corp.	10,900	155,132
Sumitomo Dainippon Pharma Co., Ltd.	1,300	41,412
Sumitomo Electric Industries, Ltd.	6,200	82,618
Sumitomo Metal Mining Co., Ltd.	1,600	42,984
Sumitomo Mitsui Financial Group, Inc.	11,800	392,025
Sumitomo Mitsui Trust Holdings, Inc.	3,800	139,303
Sumitomo Realty & Development Co., Ltd.	2,400	88,068
Sumitomo Rubber Industries, Ltd.	1,300	15,404
Sundrug Co., Ltd.	900	26,865
Suntory Beverage & Food, Ltd.	1,200	54,250
Suzuken Co., Ltd.	1,100	56,045
Suzuki Motor Corp.	3,800	192,814
Sysmex Corp.	1,200	57,706
T&D Holdings, Inc.	4,900	57,122
Taiheiyo Cement Corp.	1,200	37,133
Taisei Corp.	2,100	90,056
Taisho Pharmaceutical Holdings Co., Ltd.	300	30,160
Taiyo Nippon Sanso Corp.	2,400	39,287
Taiyo Yuden Co., Ltd.	900	13,420
Takashimaya Co., Ltd.	200	2,559
Takeda Pharmaceutical Co., Ltd. (B)	6,100	205,993
TDK Corp.	1,100	77,401
Teijin, Ltd.	1,400	22,420
Terumo Corp.	2,500	141,822
THK Co., Ltd.	1,200	22,553

The Notes to Financial Statements are an integral part of this report.

Transamerica ETF Trust	Annual Report 2018

DeltaShares® S&P International Managed Risk ETF

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2018

	Shares	Value
COMMON STOCKS (continued)
Japan (continued)
TIS, Inc.	500	$ 19,710
Tobu Railway Co., Ltd.	2,500	67,516
Toho Co., Ltd.	1,200	43,531
Toho Gas Co., Ltd.	300	12,674
Tohoku Electric Power Co., Inc.	3,800	50,221
Tokai Carbon Co., Ltd. (B)	1,600	18,200
Tokio Marine Holdings, Inc.	6,100	291,114
Tokyo Electric Power Co. Holdings, Inc. (A)	7,400	44,043
Tokyo Electron, Ltd.	1,200	136,882
Tokyo Gas Co., Ltd.	2,500	63,471
Tokyo Tatemono Co., Ltd.	2,500	25,976
Tokyu Corp.	4,900	80,167
Tokyu Fudosan Holdings Corp.	5,500	27,170
Toray Industries, Inc.	13,500	94,992
Toshiba Corp.	5,700	161,054
Tosoh Corp.	900	11,747
TOTO, Ltd.	1,200	41,672
Toyo Seikan Group Holdings, Ltd.	1,100	25,286
Toyo Suisan Kaisha, Ltd.	1,200	41,945
Toyoda Gosei Co., Ltd.	1,200	23,789
Toyota Boshoku Corp.	1,200	17,948
Toyota Industries Corp.	1,200	55,672
Toyota Motor Corp.	21,900	1,278,689
Toyota Tsusho Corp.	2,500	73,942
Trend Micro, Inc. (A)	1,200	65,296
Tsumura & Co.	1,000	27,845
Tsuruha Holdings, Inc.	200	17,172
Ube Industries, Ltd.	1,200	24,434
Unicharm Corp.	3,800	123,267
United Urban Investment Corp., REIT	25	38,782
USS Co., Ltd.	2,500	42,132
Welcia Holdings Co., Ltd.	200	9,042
West Japan Railway Co.	1,200	84,885
Yahoo Japan Corp.	11,000	27,471
Yakult Honsha Co., Ltd.	1,100	77,401
Yamada Denki Co., Ltd.	7,400	35,545
Yamaha Corp.	1,200	51,187
Yamaha Motor Co., Ltd. (B)	2,500	49,196
Yamato Holdings Co., Ltd. (B)	3,800	104,737
Yamazaki Baking Co., Ltd.	1,200	25,222
Yaskawa Electric Corp.	2,500	61,477
Yokogawa Electric Corp.	2,500	43,317
Yokohama Rubber Co., Ltd.	1,200	22,586
Zensho Holdings Co., Ltd.	1,100	26,669
Zeon Corp.	500	4,585
ZOZO, Inc.	1,300	23,816

		29,237,290

Jersey, Channel Islands - 0.0% (C)
Randgold Resources, Ltd.	783	63,430

Luxembourg - 0.1%
ArcelorMittal	5,205	107,935
Aroundtown SA	1,508	12,446
Millicom International Cellular SA, SDR	519	32,870
SES SA	3,283	62,712
Tenaris SA	3,869	41,752

		257,715

	Shares	Value
COMMON STOCKS (continued)
Macau - 0.1%
MGM China Holdings, Ltd. (B)	8,000	$ 13,427
Sands China, Ltd.	19,200	84,114
Wynn Macau, Ltd.	13,200	28,796

		126,337

Mexico - 0.0% (C)
Fresnillo PLC	1,516	16,605

Netherlands - 2.4%
ABN AMRO Group NV, CVA (D)	3,427	80,467
Adyen NV (A) (B) (D)	176	95,577
Aegon NV	11,653	54,337
Akzo Nobel NV	2,086	167,876
ASML Holding NV	3,566	559,129
EXOR NV (B)	819	44,247
Heineken Holding NV	989	83,380
Heineken NV	1,783	157,352
ING Groep NV	31,447	338,277
Koninklijke Ahold Delhaize NV	10,316	260,325
Koninklijke DSM NV	1,502	122,663
Koninklijke KPN NV	35,019	102,482
Koninklijke Philips NV	7,774	274,870
NN Group NV	2,521	100,289
NXP Semiconductors NV	2,697	197,636
QIAGEN NV (A)	1,911	64,838
Randstad NV	1,051	48,166
Royal Dutch Shell PLC, Class A	38,963	1,145,057
Royal Dutch Shell PLC, Class B	29,004	864,384
Wolters Kluwer NV	2,328	137,480

		4,898,832

New Zealand - 0.2%
a2 Milk Co., Ltd. (A)	6,265	46,841
Air New Zealand, Ltd.	7,305	15,185
Auckland International Airport, Ltd.	9,442	45,459
Contact Energy, Ltd.	7,943	31,424
Fisher & Paykel Healthcare Corp., Ltd.	5,588	48,711
Fletcher Building, Ltd. (A)	7,849	25,684
Meridian Energy, Ltd.	14,164	32,340
Ryman Healthcare, Ltd.	5,120	36,873
SkyCity Entertainment Group, Ltd.	8,012	19,072
Spark New Zealand, Ltd.	17,760	49,422
Synlait Milk, Ltd. (A)	506	3,054
Trade Me Group, Ltd.	1,824	7,767
Xero, Ltd. (A)	652	19,287
Z Energy, Ltd.	4,893	18,013

		399,132

Norway - 0.5%
AKER BP ASA	1,093	27,517
DNB ASA	7,852	125,273
DNO ASA	388	562
Entra ASA (D)	1,526	20,302
Equinor ASA	9,401	199,492
Gjensidige Forsikring ASA	1,918	29,947
Leroy Seafood Group ASA	689	5,247
Marine Harvest ASA	3,638	76,758
Norsk Hydro ASA	11,580	52,436
Norwegian Finans Holding ASA (A)	1,471	11,382
Orkla ASA	7,674	60,299

The Notes to Financial Statements are an integral part of this report.

Transamerica ETF Trust	Annual Report 2018

DeltaShares® S&P International Managed Risk ETF

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2018

	Shares	Value
COMMON STOCKS (continued)
Norway (continued)
Salmar ASA	242	$ 11,961
Schibsted ASA, B Shares	1,722	52,202
SpareBank 1 SR-Bank ASA	2,055	21,169
Storebrand ASA	4,566	32,503
Telenor ASA	5,916	114,437
TGS NOPEC Geophysical Co. ASA	941	22,691
Tomra Systems ASA	405	9,111
Yara International ASA	1,501	57,810

		931,099

Portugal - 0.1%
Banco Comercial Portugues SA, R Shares (A)	92,268	24,207
EDP - Energias de Portugal SA	21,490	74,903
Galp Energia SGPS SA	4,228	66,674
Jeronimo Martins SGPS SA	2,425	28,664

		194,448

Republic of South Africa - 0.0% (C)
Mondi PLC	3,075	63,973

Romania - 0.0% (C)
NEPI Rockcastle PLC	2,692	21,147

Singapore - 0.8%
Ascendas Real Estate Investment Trust	24,700	46,573
CapitaLand Commercial Trust, REIT	26,600	34,153
CapitaLand Mall Trust, REIT	25,600	42,448
CapitaLand, Ltd.	21,900	49,970
City Developments, Ltd.	4,900	29,192
ComfortDelGro Corp., Ltd.	18,400	29,024
DBS Group Holdings, Ltd.	14,700	255,497
Genting Singapore, Ltd.	47,700	34,121
Golden Agri-Resources, Ltd.	58,700	10,551
Jardine Cycle & Carriage, Ltd.	1,100	28,529
Keppel Corp., Ltd.	13,500	58,536
Mapletree Commercial Trust, REIT	19,600	23,727
Oversea-Chinese Banking Corp., Ltd.	32,300	266,836
SATS, Ltd.	7,300	24,958
Sea, Ltd., ADR (A) (B)	24	272
Sembcorp Industries, Ltd.	8,600	16,026
Singapore Airlines, Ltd.	4,200	29,027
Singapore Exchange, Ltd.	8,600	45,114
Singapore Press Holdings, Ltd.	14,700	25,345
Singapore Technologies Engineering, Ltd.	13,500	34,567
Singapore Telecommunications, Ltd.	64,800	139,299
Suntec Real Estate Investment Trust	23,400	30,559
United Overseas Bank, Ltd.	11,700	210,909
UOL Group, Ltd.	5,100	23,161
Venture Corp., Ltd.	2,500	25,587
Wilmar International, Ltd.	30,500	69,817

		1,583,798

Spain - 1.5%
ACS Actividades de Construccion y Servicios SA	2,282	88,251
Aena SME SA (D)	612	94,972
Amadeus IT Group SA	3,638	253,020
Banco Bilbao Vizcaya Argentaria SA	54,132	286,849
Banco de Sabadell SA	46,539	53,228
Banco Santander SA	128,798	584,966
Bankia SA (B)	8,480	24,817
CaixaBank SA	29,539	106,840

	Shares	Value
COMMON STOCKS (continued)
Spain (continued)
Endesa SA	2,611	$ 60,083
Ferrovial SA	4,132	83,582
Grifols SA (B)	2,358	61,728
Grifols SA, ADR	2,384	43,770
Iberdrola SA	49,794	399,479
Industria de Diseno Textil SA	8,780	224,324
Mapfre SA (B)	8,342	22,124
Naturgy Energy Group SA	2,846	72,421
Red Electrica Corp. SA	3,637	81,053
Repsol SA	10,512	169,197
Siemens Gamesa Renewable Energy SA (A)	1,073	13,051
Telefonica SA	37,682	316,136

		3,039,891

Sweden - 1.5%
Ahlsell AB (D)	2,465	14,486
Alfa Laval AB	2,452	52,451
Assa Abloy AB, B Shares	8,142	145,238
Atlas Copco AB, A Shares	4,983	118,310
Atlas Copco AB, B Shares	3,552	77,451
Axfood AB	1,002	17,145
Boliden AB	2,274	49,241
Castellum AB	2,351	43,316
Electrolux AB, Series B	1,964	41,447
Elekta AB, B Shares	3,060	36,361
Epiroc AB, Class A (A)	4,985	47,141
Epiroc AB, Class B (A)	3,533	31,433
Essity AB, Class B	4,985	122,350
Fabege AB	707	9,423
Fastighets AB Balder, B Shares (A)	847	24,075
Getinge AB, Class B	1,871	16,862
Hennes & Mauritz AB, B Shares (B)	6,824	96,997
Hexagon AB, B Shares	2,185	100,552
Hexpol AB	2,153	17,011
Holmen AB, B Shares	271	5,347
Hufvudstaden AB, A Shares	1,058	16,337
Husqvarna AB, B Shares	3,561	26,389
ICA Gruppen AB (B)	666	23,798
Industrivarden AB, A Shares	1,304	26,945
Industrivarden AB, Class C	1,492	30,157
Intrum AB (B)	615	14,269
Investment AB Latour, B Shares (B)	1,187	14,995
Investor AB, B Shares	3,708	157,089
Kinnevik AB, B Shares	1,962	47,291
L E Lundbergforetagen AB, B Shares	675	19,886
Lundin Petroleum AB	1,443	36,035
Nibe Industrier AB, B Shares (B)	3,456	35,442
Saab AB, B Shares (B)	707	24,545
Sandvik AB	9,038	128,803
Securitas AB, B Shares	2,727	43,754
Skandinaviska Enskilda Banken AB, Class A	13,862	134,620
Skanska AB, Class B	3,320	52,800
SKF AB, Class B	3,108	47,133
Spotify Technology SA (A)	407	46,194
SSAB AB, B Shares	6,704	18,843
Svenska Cellulosa AB SCA, Class B	5,166	40,042
Svenska Handelsbanken AB, A Shares	12,717	141,000
Swedbank AB, Class A	7,941	177,121

The Notes to Financial Statements are an integral part of this report.

Transamerica ETF Trust	Annual Report 2018

DeltaShares® S&P International Managed Risk ETF

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2018

	Shares	Value
COMMON STOCKS (continued)
Sweden (continued)
Swedish Match AB	1,498	$ 58,985
Swedish Orphan Biovitrum AB (A)	1,369	29,802
Tele2 AB, Class B	4,245	54,081
Telefonaktiebolaget LM Ericsson, B Shares	23,336	205,095
Telia Co. AB	22,455	106,325
Trelleborg AB, B Shares	2,008	31,561
Volvo AB, Class B	11,719	153,264

		3,009,238

Switzerland - 4.5%
ABB, Ltd.	15,935	302,196
Chocoladefabriken Lindt & Spruengli AG	14	86,630
Cie Financiere Richemont SA	4,345	277,678
Credit Suisse Group AG (A)	20,088	220,076
Ferguson PLC	1,996	127,537
Geberit AG	306	118,669
Givaudan SA	61	140,836
Glencore PLC	99,091	367,690
Keuhne & Nagel International AG	488	62,547
LafargeHolcim, Ltd. (A)	3,964	162,855
Lonza Group AG (A)	612	158,122
Nestle SA	25,165	2,037,094
Novartis AG	20,792	1,772,530
Partners Group Holding AG (B)	159	96,129
Roche Holding AG	5,962	1,471,019
Schindler Holding AG	514	100,419
SGS SA	49	109,850
Sika AG	1,180	149,146
STMicroelectronics NV	5,498	76,866
Swatch Group AG	896	88,240
Swiss Re AG	2,670	244,086
Swisscom AG	222	105,775
UBS Group AG (A)	31,610	392,319
Zurich Insurance Group AG	1,245	370,166

		9,038,475

United Arab Emirates - 0.0% (C)
NMC Health PLC	699	24,357

United Kingdom - 7.8%
3i Group PLC	8,080	79,588
Admiral Group PLC	2,120	55,270
Anglo American PLC (B)	11,587	257,926
Ashtead Group PLC	4,175	87,044
Associated British Foods PLC	2,930	76,237
AstraZeneca PLC	10,434	780,448
Aviva PLC	33,195	158,751
Babcock International Group PLC	4,241	26,429
BAE Systems PLC	26,311	153,876
Barclays PLC	131,336	251,774
Barratt Developments PLC	8,451	49,812
Berkeley Group Holdings PLC	1,184	52,461
BHP Group PLC	17,385	365,689
BP PLC	162,430	1,025,976
British American Tobacco PLC	18,551	590,664
British Land Co. PLC, REIT	8,395	57,009
BT Group PLC	68,188	206,776
Bunzl PLC	2,865	86,441
Burberry Group PLC	3,484	77,008
Centrica PLC	46,419	79,752

	Shares	Value
COMMON STOCKS (continued)
United Kingdom (continued)
CNH Industrial NV	8,263	$ 74,131
Coca-Cola European Partners PLC (A)	2,167	99,357
Compass Group PLC	13,142	276,171
ConvaTec Group PLC (D)	6,036	10,682
Croda International PLC	179	10,681
Diageo PLC	20,215	719,596
Direct Line Insurance Group PLC	11,417	46,341
DS Smith PLC	5,068	19,319
easyJet PLC	2,414	33,973
Experian PLC	7,619	184,853
Fiat Chrysler Automobiles NV (A)	9,052	131,231
G4S PLC	12,917	32,400
GlaxoSmithKline PLC	40,242	764,273
Hammerson PLC, REIT	7,009	29,404
Hargreaves Lansdown PLC	2,080	48,982
HSBC Holdings PLC	164,616	1,356,257
IMI PLC	2,263	27,207
Imperial Brands PLC	7,932	240,129
Informa PLC	10,861	87,173
InterContinental Hotels Group PLC	1,647	88,876
International Consolidated Airlines Group SA	7,659	60,283
Intertek Group PLC	1,331	81,368
ITV PLC	30,504	48,504
J Sainsbury PLC	14,280	48,195
Johnson Matthey PLC	1,648	58,748
Kingfisher PLC	18,236	48,193
Land Securities Group PLC, REIT	6,323	64,778
Legal & General Group PLC	48,500	142,688
Lloyds Banking Group PLC	587,511	387,970
London Stock Exchange Group PLC	2,613	135,180
Marks & Spencer Group PLC	13,738	43,252
Melrose Industries PLC	31,972	66,719
Merlin Entertainments PLC (D)	6,065	24,525
Micro Focus International PLC	3,608	63,551
National Grid PLC	29,673	288,803
Next PLC	1,172	59,572
Ocado Group PLC (A)	4,439	44,663
Pearson PLC (B)	6,538	78,139
Persimmon PLC	2,577	63,344
Prudential PLC	21,232	379,116
Reckitt Benckiser Group PLC	5,522	422,883
RELX PLC	16,928	348,509
Rentokil Initial PLC	15,322	65,801
Rio Tinto PLC	9,436	448,260
Rio Tinto, Ltd.	3,067	169,430
Rolls-Royce Holdings PLC	15,330	162,051
Royal Bank of Scotland Group PLC	27,501	75,900
Royal Mail PLC	7,803	27,041
RSA Insurance Group PLC	8,512	55,679
Sage Group PLC	9,467	72,512
Schroders PLC	966	30,056
Severn Trent PLC	1,999	46,221
Smith & Nephew PLC	7,372	137,455
Smiths Group PLC	3,250	56,459
SSE PLC	8,430	116,115
St. James’s Place PLC	4,437	53,345
Standard Chartered PLC	22,639	175,680
Standard Life Aberdeen PLC	19,395	63,421

The Notes to Financial Statements are an integral part of this report.

Transamerica ETF Trust	Annual Report 2018

DeltaShares® S&P International Managed Risk ETF

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2018

	Shares	Value
COMMON STOCKS (continued)
United Kingdom (continued)
Subsea 7 SA	2,248	$ 21,880
Taylor Wimpey PLC	27,388	47,526
Tesco PLC	80,122	193,984
Unilever NV, CVA	14,147	766,883
Unilever PLC	9,877	516,822
United Utilities Group PLC	5,648	52,957
Vodafone Group PLC	218,635	425,755
Weir Group PLC	2,141	35,393
Whitbread PLC	1,525	88,935
WM Morrison Supermarkets PLC	19,674	53,434
WPP PLC	10,574	114,012

		15,831,957

United States - 0.3%
Carnival PLC	1,804	86,458
Flex, Ltd. (A)	4,832	36,772
International Game Technology PLC	937	13,708
Shire PLC	7,512	437,225
Stratasys, Ltd. (A)	243	4,376

		578,539

Total Common Stocks (Cost $117,671,904)		106,943,040

PREFERRED STOCKS - 0.3%
Germany - 0.3%
Bayerische Motoren Werke AG, 6.40% (E)	315	22,362
Henkel AG & Co. KGaA, 1.87% (E)	1,464	159,659
Porsche Automobil Holding SE, 3.24% (E)	1,280	75,561
Sartorius AG, 0.44% (E)	216	26,889
Volkswagen AG, 2.76% (E)	1,524	242,021

Total Preferred Stocks (Cost $556,215)		526,492

RIGHT - 0.0% (C)
Austria - 0.0% (C)
BUQOG AG, (A) (F) Exercise Price EUR 29, Expiration Date 12/31/2099	152	5,048

Total Right (Cost $4,530)		5,048

	Principal	Value
U.S. GOVERNMENT OBLIGATION - 44.1%
U.S. Treasury - 44.1%
U.S. Treasury Note 2.63%, 12/31/2023	$ 88,658,000	$ 89,122,036

Total U.S. Government Obligation (Cost $88,928,403)		89,122,036

	Shares	Value
OTHER INVESTMENT COMPANY - 1.5%
Securities Lending Collateral - 1.5%
State Street Navigator Securities Lending Trust - Government Money Market Portfolio, 2.35% (E)	2,998,144	2,998,144

Total Other Investment Company (Cost $2,998,144)		2,998,144

	Principal	Value
REPURCHASE AGREEMENT - 0.9%
Fixed Income Clearing Corp., 1.45% (E), dated 12/31/2018, to be repurchased at $1,903,308 on 01/02/2019. Collateralized by a U.S. Government Obligation, 2.75%, due 06/30/2025, and with a value of $1,942,817.	$ 1,903,154	1,903,154

Total Repurchase Agreement (Cost $1,903,154)		1,903,154

Total Investments (Cost $212,062,350)		201,497,914
Net Other Assets (Liabilities) - 0.3%		692,161

Net Assets - 100.0%		$ 202,190,075

FUTURES CONTRACTS:

Description	Long/Short	Number of Contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation	Unrealized Depreciation
5-Year U.S. Treasury Note	Long	9	03/29/2019	$1,030,646	$1,032,188	$1,542	$—
MSCI EAFE Index	Long	54	03/15/2019	4,627,603	4,633,200	5,597	—

Total						$7,139	$—

The Notes to Financial Statements are an integral part of this report.

Transamerica ETF Trust	Annual Report 2018

DeltaShares® S&P International Managed Risk ETF

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2018

INVESTMENTS BY INDUSTRY (unaudited):

Industry	Percentage of Total Investments	Value
U.S. Government Obligation	44.2%	$89,122,036
Banks	5.7	11,553,629
Pharmaceuticals	4.4	8,794,310
Oil, Gas & Consumable Fuels	2.9	5,900,947
Insurance	2.8	5,577,551
Automobiles	1.9	3,795,226
Food Products	1.8	3,668,640
Chemicals	1.7	3,490,480
Metals & Mining	1.7	3,316,911
Machinery	1.3	2,672,342
Beverages	1.3	2,538,743
Diversified Telecommunication Services	1.2	2,470,342
Personal Products	1.2	2,426,690
Real Estate Management & Development	1.2	2,423,209
Textiles, Apparel & Luxury Goods	1.1	2,277,947
Capital Markets	1.1	2,259,338
Electric Utilities	1.1	2,224,454
Equity Real Estate Investment Trusts	0.9	1,841,521
Hotels, Restaurants & Leisure	0.9	1,712,953
Food & Staples Retailing	0.8	1,691,463
Industrial Conglomerates	0.8	1,684,436
Electronic Equipment, Instruments & Components	0.8	1,657,234
Trading Companies & Distributors	0.8	1,574,608
Road & Rail	0.8	1,555,357
Wireless Telecommunication Services	0.8	1,549,197
Electrical Equipment	0.8	1,516,467
Software	0.7	1,482,780
Aerospace & Defense	0.7	1,408,225
Semiconductors & Semiconductor Equipment	0.7	1,392,892
Professional Services	0.7	1,362,043
Health Care Equipment & Supplies	0.7	1,346,551
Household Durables	0.7	1,325,552
Auto Components	0.6	1,203,200
Biotechnology	0.6	1,177,084
Tobacco	0.6	1,113,951
Multi-Utilities	0.5	1,078,774
IT Services	0.5	1,044,439
Construction & Engineering	0.5	1,040,516
Household Products	0.5	1,013,925
Building Products	0.5	912,738
Specialty Retail	0.4	868,747
Diversified Financial Services	0.4	796,245
Media	0.4	791,265
Technology Hardware, Storage & Peripherals	0.3	689,154
Entertainment	0.3	636,239
Commercial Services & Supplies	0.3	607,255
Multiline Retail	0.3	605,029
Health Care Providers & Services	0.3	591,435
Construction Materials	0.3	582,238
Transportation Infrastructure	0.3	519,674
Gas Utilities	0.2	477,302
Communications Equipment	0.2	473,720
Air Freight & Logistics	0.2	424,363
Paper & Forest Products	0.2	349,471
Leisure Products	0.2	331,108
Airlines	0.2	310,275

The Notes to Financial Statements are an integral part of this report.

Transamerica ETF Trust	Annual Report 2018

DeltaShares® S&P International Managed Risk ETF

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2018

INVESTMENTS BY INDUSTRY (unaudited) (continued):

Industry	Percentage of Total Investments		Value
Life Sciences Tools & Services	0.1%		$266,116
Containers & Packaging	0.1		219,740
Marine	0.1		198,201
Internet & Direct Marketing Retail	0.1		153,295
Water Utilities	0.1		99,178
Energy Equipment & Services	0.1		97,132
Interactive Media & Services	0.0	(C)	78,362
Health Care Technology	0.0	(C)	61,113
Independent Power & Renewable Electricity Producers	0.0	(C)	60,843
Consumer Finance	0.0	(C)	49,103
Distributors	0.0	(C)	33,259
Diversified Consumer Services	0.0	(C)	28,053

Investments	97.6		196,596,616
Short-Term Investments	2.4		4,901,298

Total Investments	100.0%		$201,497,914

SECURITY VALUATION:

Valuation Inputs (G)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Common Stocks	$988,243	$105,954,797	$—	$106,943,040
Preferred Stocks	—	526,492	—	526,492
Right	—	5,048	—	5,048
U.S. Government Obligation	—	89,122,036	—	89,122,036
Other Investment Company	2,998,144	—	—	2,998,144
Repurchase Agreement	—	1,903,154	—	1,903,154

Total Investments	$3,986,387	$197,511,527	$—	$201,497,914

Other Financial Instruments
Futures Contracts (H)	$7,139	$—	$—	$7,139

Total Other Financial Instruments	$7,139	$—	$—	$7,139

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	Non-income producing securities.
(B)	All or a portion of the securities are on loan. The total value of all securities on loan is $2,850,209. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(C)	Percentage rounds to less than 0.1% or (0.1)%.
(D)	Securities are registered pursuant to Rule 144A of the Securities Act of 1933. Unless otherwise indicated, the securities are deemed to be liquid for purposes of compliance limitations on holdings of illiquid securities and may be resold as transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2018, the total value of 144A securities is $658,798, representing 0.3% of the Fund‘s net assets.
(E)	Rates disclosed reflect the yields at December 31, 2018.
(F)	Illiquid security. At December 31, 2018, the value of such securities amounted to $5,048, representing less than 0.1% of the Fund‘s net assets.
(G)	There were no transfers in or out of Level 3 during the year ended December 31, 2018. Please reference the Security Valuation section of the Notes to Financial Statements for more information regarding security valuation and pricing inputs.
(H)	Futures contracts and/or forward foreign currency contracts are valued at unrealized appreciation (depreciation).

The Notes to Financial Statements are an integral part of this report.

Transamerica ETF Trust	Annual Report 2018

DeltaShares® S&P International Managed Risk ETF

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2018

CURRENCY ABBREVIATION:

EUR	Euro

PORTFOLIO ABBREVIATIONS:

ADR	American Depositary Receipt
CDI	CHESS Depositary Interests
CVA	Commanditaire Vennootschap op Aandelen (Dutch Certificate)
EAFE	Europe, Australasia and Far East
REIT	Real Estate Investment Trust
SDR	Swedish Depositary Receipt

The Notes to Financial Statements are an integral part of this report.

Transamerica ETF Trust	Annual Report 2018

STATEMENTS OF ASSETS AND LIABILITIES

At December 31, 2018

	DeltaShares® S&P 400 Managed Risk ETF	DeltaShares® S&P 500 Managed Risk ETF	DeltaShares® S&P 600 Managed Risk ETF	DeltaShares® S&P International Managed Risk ETF
Assets:
Investments, at value (A) (B)	$102,305,452	$381,724,413	$40,353,140	$199,594,760
Repurchase agreements, at value (C)	453,571	1,304,854	176,522	1,903,154
Cash collateral pledged at broker for:
Futures contracts	60,760	187,013	21,980	249,120
Foreign currency, at value (D)	—	—	—	100,010
Receivables and other assets:
Investments sold	69,947,431	252,194,072	28,160,863	91,214,080
Net income from securities lending	672	70	693	3,609
Shares of beneficial interest sold	2,415,227	—	—	2,239,265
Dividends and/or distributions	50,629	246,310	21,412	158,427
Interest	4,670	16,882	1,882	6,016
Tax reclaims	—	—	—	178,499
Variation margin receivable on futures contracts	81,101	671,891	45,556	—
Total assets	175,319,513	636,345,505	68,782,048	295,646,940

Liabilities:
Cash collateral received upon return of:
Securities on loan	1,340,258	123,723	567,901	2,998,144
Payables and other liabilities:
Investments purchased	70,096,536	249,347,996	27,924,354	90,288,298
Investment management fees	38,706	115,608	15,656	85,514
Variation margin payable on futures contracts	—	—	—	84,909
Total liabilities	71,475,500	249,587,327	28,507,911	93,456,865
Net assets	$103,844,013	$386,758,178	$40,274,137	$202,190,075

Net assets consist of:
Paid-in capital	$114,101,259	$409,090,676	$46,057,003	$224,679,898
Total distributable earnings (accumulated losses)	(10,257,246)	(22,332,498)	(5,782,866)	(22,489,823)
Net assets	$103,844,013	$386,758,178	$40,274,137	$202,190,075
Shares outstanding	2,150,000	7,550,000	800,000	4,500,000
Net asset value per share	$48.30	$51.23	$50.34	$44.93

(A) Investments, at cost	$104,026,438	$382,260,571	$41,448,493	$210,159,196
(B) Securities on loan, at value	$1,307,891	$120,706	$550,739	$2,850,209
(C) Repurchase agreements, at cost	$453,571	$1,304,854	$176,522	$1,903,154
(D) Foreign currency, at cost	$—	$—	$—	$99,695

The Notes to Financial Statements are an integral part of this report.

Transamerica ETF Trust	Annual Report 2018

STATEMENTS OF OPERATIONS

For the year ended December 31, 2018

	DeltaShares® S&P 400 Managed Risk ETF	DeltaShares® S&P 500 Managed Risk ETF	DeltaShares® S&P 600 Managed Risk ETF	DeltaShares® S&P International Managed Risk ETF
Investment Income:
Dividend income	$1,408,872	$6,842,274	$503,476	$7,196,878
Interest income	398,826	1,537,518	193,141	280,026
Non-cash dividend income	98,191	—	—	—
Net income from securities lending	36,804	40,204	32,032	100,092
Withholding taxes on foreign income	(885)	—	(69)	(628,846)
Total investment income	1,941,808	8,419,996	728,580	6,948,150

Expenses:
Investment management fees	519,626	1,470,125	215,484	1,120,351
Total expenses	519,626	1,470,125	215,484	1,120,351

Net investment income (loss)	1,422,182	6,949,871	513,096	5,827,799

Net realized gain (loss) on:
Investments	(8,316,838)	(20,461,324)	(4,611,898)	(10,960,762)
In-kind redemptions	10,121,096	34,579,835	8,412,243	2,062,381
Futures contracts	(429,668)	(1,554,889)	(199,441)	(924,806)
Foreign currency transactions	(3)	(15)	—	(75,156)
Net realized gain (loss)	1,374,587	12,563,607	3,600,904	(9,898,343)

Net change in unrealized appreciation (depreciation) on:
Investments	(12,344,672)	(31,330,227)	(6,209,449)	(25,168,089)
Futures contracts	3,548	4,885	3,296	(21,071)
Translation of assets and liabilities denominated in foreign currencies	—	—	—	(12,911)
Net change in unrealized appreciation (depreciation)	(12,341,124)	(31,325,342)	(6,206,153)	(25,202,071)
Net realized and change in unrealized gain (loss)	(10,966,537)	(18,761,735)	(2,605,249)	(35,100,414)
Net increase (decrease) in net assets resulting from operations	$(9,544,355)	$(11,811,864)	$(2,092,153)	$(29,272,615)

The Notes to Financial Statements are an integral part of this report.

Transamerica ETF Trust	Annual Report 2018

STATEMENTS OF CHANGES IN NET ASSETS

For the years and periods ended:

	DeltaShares® S&P 400 Managed Risk ETF		DeltaShares® S&P 500 Managed Risk ETF		DeltaShares® S&P 600 Managed Risk ETF
	December 31, 2018	December 31, 2017 (A)	December 31, 2018	December 31, 2017 (A)	December 31, 2018	December 31, 2017 (A)
From operations:
Net investment income (loss)	$1,422,182	$618,205	$6,949,871	$2,586,002	$513,096	$252,105
Net realized gain (loss)	1,374,587	761,843	12,563,607	640,808	3,600,904	586,201
Net change in unrealized appreciation (depreciation)	(12,341,124)	10,637,451	(31,325,342)	30,854,017	(6,206,153)	5,120,399
Net increase (decrease) in net assets resulting from operations	(9,544,355)	12,017,499	(11,811,864)	34,080,827	(2,092,153)	5,958,705

Distributions (B):
Dividends and/or distributions to shareholders	(1,403,938)	—	(6,986,427)	—	(555,073)	—
Dividends and/or distributions to shareholders from
Net investment income	—	(657,754)	—	(2,669,883)	—	(259,815)
Net realized gains	—	(149,457)	—	(111,926)	—	(160,912)
Total dividends and/or distributions to shareholders	(1,403,938)	(807,211)	(6,986,427)	(2,781,809)	(555,073)	(420,727)

Capital share transactions:
Proceeds from shares sold	70,966,612	131,262,410	280,974,489	396,016,172	45,414,201	61,596,412
Cost of shares redeemed	(88,168,320)	(10,478,684)	(294,728,315)	(8,004,895)	(61,823,421)	(7,803,807)
Net increase (decrease) in net assets resulting from capital share transactions	(17,201,708)	120,783,726	(13,753,826)	388,011,277	(16,409,220)	53,792,605
Net increase (decrease) in net assets	(28,150,001)	131,994,014	(32,552,117)	419,310,295	(19,056,446)	59,330,583

Net assets:
Beginning of year	131,994,014	—	419,310,295	—	59,330,583	—
End of year	$103,844,013	$131,994,014	$386,758,178	$419,310,295	$40,274,137	$59,330,583
Undistributed (distributions in excess of) net investment income (loss) (B)	—	$—	—	$—	—	$—

Capital share transactions - shares:
Shares issued	1,300,000	2,650,000	5,050,000	7,902,000	800,000	1,250,000
Shares redeemed	(1,600,000)	(200,000)	(5,250,000)	(152,000)	(1,100,000)	(150,000)
Net increase (decrease) in shares outstanding	(300,000)	2,450,000	(200,000)	7,750,000	(300,000)	1,100,000

(A)	Commenced operations on July 31, 2017.
(B)	The sources of distributions to shareholders and the amount of undistributed net investment income are no longer required disclosures for the year ended December 31, 2018 due to the SEC Regulation S-X updates effective November 5, 2018. Please reference the New Accounting Pronouncements section of the Notes to Financial Statements for additional information.

The Notes to Financial Statements are an integral part of this report.

Transamerica ETF Trust	Annual Report 2018

STATEMENTS OF CHANGES IN NET ASSETS (continued)

For the years and periods ended:

	DeltaShares® S&P International Managed Risk ETF
	December 31, 2018	December 31, 2017 (A)
From operations:
Net investment income (loss)	$5,827,799	$1,356,561
Net realized gain (loss)	(9,898,343)	71,899
Net change in unrealized appreciation (depreciation)	(25,202,071)	14,639,526
Net increase (decrease) in net assets resulting from operations	(29,272,615)	16,067,986

Distributions (B):
Dividends and/or distributions to shareholders	(5,925,145)	—
Dividends and/or distributions to shareholders from
Net investment income	—	(1,565,012)
Net realized gains	—	(27,848)
Total dividends and/or distributions to shareholders	(5,925,145)	(1,592,860)

Capital share transactions:
Proceeds from shares sold	14,936,476	229,932,452
Cost of shares redeemed	(21,956,219)	—
Net increase (decrease) in net assets resulting from capital share transactions	(7,019,743)	229,932,452
Net increase (decrease) in net assets	(42,217,503)	244,407,578

Net assets:
Beginning of year	244,407,578	—
End of year	$202,190,075	$244,407,578
Undistributed (distributions in excess of) net investment income (loss) (B)	—	$(201,079)

Capital share transactions - shares:
Shares issued	300,000	4,600,000
Shares redeemed	(400,000)	—
Net increase (decrease) in shares outstanding	(100,000)	4,600,000

(A)	Commenced operations on July 31, 2017.
(B)	The sources of distributions to shareholders and the amount of undistributed net investment income are no longer required disclosures for the year ended December 31, 2018 due to the SEC Regulation S-X updates effective November 5, 2018. Please reference the New Accounting Pronouncements section of the Notes to Financial Statements for additional information.

The Notes to Financial Statements are an integral part of this report.

Transamerica ETF Trust	Annual Report 2018

FINANCIAL HIGHLIGHTS

For a share outstanding during the period and year indicated:	DeltaShares® S&P 400 Managed Risk ETF
	December 31, 2018	December 31, 2017 (A)
Net asset value, beginning of period/year	$53.88	$50.00

Investment operations:
Net investment income (loss) (B)	0.66	0.27
Net realized and unrealized gain (loss)	(5.58)	3.94
Total investment operations	(4.92)	4.21

Dividends and/or distributions to shareholders:
Net investment income	(0.66)	(0.27)
Net realized gains	—	(0.06)
Total dividends and/or distributions to shareholders	(0.66)	(0.33)

Net asset value, end of period/year	$48.30	$53.88
Total return	(9.19)%	8.42	%(C)

Ratio and supplemental data:
Net assets end of period/year (000’s)	$103,844	$131,994
Expenses to average net assets	0.45%	0.45	%(D)
Net investment income (loss) to average net assets	1.23%	1.25	%(D)
Portfolio turnover rate (E)	435%	6	%(C)

(A)	Commenced operations on July 31, 2017.
(B)	Calculated based on average number of shares outstanding.
(C)	Not annualized.
(D)	Annualized.
(E)	Excludes investment securities received or delivered as a result of processing in-kind issuances or redemptions of capital share transactions in creation units.

For a share outstanding during the period and year indicated:	DeltaShares® S&P 500 Managed Risk ETF
	December 31, 2018	December 31, 2017 (A)
Net asset value, beginning of period/year	$54.10	$50.00

Investment operations:
Net investment income (loss) (B)	0.91	0.36
Net realized and unrealized gain (loss)	(2.86)	4.09
Total investment operations	(1.95)	4.45

Dividends and/or distributions to shareholders:
Net investment income	(0.91)	(0.34)
Net realized gains	(0.01)	(0.01)
Total dividends and/or distributions to shareholders	(0.92)	(0.35)

Net asset value, end of period/year	$51.23	$54.10
Total return	(3.68)%	8.94	%(C)

Ratio and supplemental data:
Net assets end of period/year (000’s)	$386,758	$419,310
Expenses to average net assets	0.35%	0.35	%(D)
Net investment income (loss) to average net assets	1.65%	1.64	%(D)
Portfolio turnover rate (E)	430%	2	%(C)

(A)	Commenced operations on July 31, 2017.
(B)	Calculated based on average number of shares outstanding.
(C)	Not annualized.
(D)	Annualized.
(E)	Excludes investment securities received or delivered as a result of processing in-kind issuances or redemptions of capital share transactions in creation units.

The Notes to Financial Statements are an integral part of this report.

Transamerica ETF Trust	Annual Report 2018

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the period and year indicated:	DeltaShares® S&P 600 Managed Risk ETF
	December 31, 2018	December 31, 2017 (A)
Net asset value, beginning of period/year	$53.94	$50.00

Investment operations:
Net investment income (loss) (B)	0.59	0.24
Net realized and unrealized gain (loss)	(3.52)	4.09
Total investment operations	(2.93)	4.33

Dividends and/or distributions to shareholders:
Net investment income	(0.64)	(0.24)
Net realized gains	(0.03)	(0.15)
Total dividends and/or distributions to shareholders	(0.67)	(0.39)

Net asset value, end of period/year	$50.34	$53.94
Total return	(5.47)%	8.65	%(C)

Ratio and supplemental data:
Net assets end of period/year (000’s)	$40,274	$59,331
Expenses to average net assets	0.45%	0.45	%(D)
Net investment income (loss) to average net assets	1.07%	1.12	%(D)
Portfolio turnover rate (E)	448%	21	%(C)

(A)	Commenced operations on July 31, 2017.
(B)	Calculated based on average number of shares outstanding.
(C)	Not annualized.
(D)	Annualized.
(E)	Excludes investment securities received or delivered as a result of processing in-kind issuances or redemptions of capital share transactions in creation units.

For a share outstanding during the period and year indicated:	DeltaShares® S&P International Managed Risk ETF
	December 31, 2018	December 31, 2017 (A)
Net asset value, beginning of period/year	$53.13	$50.00

Investment operations:
Net investment income (loss) (B)	1.33	0.32
Net realized and unrealized gain (loss)	(8.15)	3.16
Total investment operations	(6.82)	3.48

Dividends and/or distributions to shareholders:
Net investment income	(1.37)	(0.34)
Net realized gains	(0.01)	(0.01)
Total dividends and/or distributions to shareholders	(1.38)	(0.35)

Net asset value, end of period/year	$44.93	$53.13
Total return	(13.09)%	6.97	%(C)

Ratio and supplemental data:
Net assets end of period/year (000’s)	$202,190	$244,408
Expenses to average net assets	0.50%	0.50	%(D)
Net investment income (loss) to average net assets	2.60%	1.47	%(D)
Portfolio turnover rate (E)	189%	3	%(C)

(A)	Commenced operations on July 31, 2017.
(B)	Calculated based on average number of shares outstanding.
(C)	Not annualized.
(D)	Annualized.
(E)	Excludes investment securities received or delivered as a result of processing in-kind issuances or redemptions of capital share transactions in creation units.

The Notes to Financial Statements are an integral part of this report.

Transamerica ETF Trust	Annual Report 2018

NOTES TO FINANCIAL STATEMENTS

At December 31, 2018

1. ORGANIZATION

Transamerica ETF Trust (the “Trust”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”), and was organized as a Delaware statutory trust dated May 5, 2016. The Trust applies investment company accounting and reporting guidance. The funds covered by this report (each, a “Fund” and collectively, the “Funds”) are each a series of the Trust and are as follows:

Fund
DeltaShares® S&P 400 Managed Risk ETF (“S&P 400 Managed Risk”)
DeltaShares® S&P 500 Managed Risk ETF (“S&P 500 Managed Risk”)
DeltaShares® S&P 600 Managed Risk ETF (“S&P 600 Managed Risk”)
DeltaShares® S&P International Managed Risk ETF (“S&P International Managed Risk”)

Each Fund is classified as a “non-diversified” investment company under the 1940 Act.

The investment objective of each Fund seeks to track the investment results, before fees and expenses, of its respective index listed below (each, an “Underlying Index”). Each Fund uses a “passive” or index approach to try to achieve its investment objective.

Fund	Underlying Index
S&P 400 Managed Risk	S&P 400® Managed Risk 2.0 Index
S&P 500 Managed Risk	S&P 500® Managed Risk 2.0 Index
S&P 600 Managed Risk	S&P 600® Managed Risk 2.0 Index
S&P International Managed Risk	S&P EPAC Ex. Korea LargeMidCap Managed Risk 2.0 Index

This report must be accompanied or preceded by each Fund’s current prospectus, which contains additional information about the Funds, including risks, as well as investment objectives and strategies.

Transamerica Asset Management, Inc. (“TAM”) serves as investment manager for the Funds pursuant to an investment management agreement. TAM provides continuous and regular investment management services to the Funds. TAM supervises each Fund’s investments, conducts its investment program and provides supervisory, compliance and administrative services to the Funds.

TAM currently acts as a “manager of managers” and has hired Milliman Financial Risk Management LLC as the sub-adviser to furnish day-to-day investment advice and recommendations. TAM may, in the future, determine to provide all aspects of the day-to-day management of a Fund without the use of a sub-adviser. When acting as a manager of managers, TAM provides investment management services that include, without limitation, the design and development of the Funds and their investment strategies and the ongoing review and evaluation of those investment strategies including recommending changes in strategy where it believes appropriate or advisable; the selection of one or more sub-advisers for the Funds employing a combination of quantitative and qualitative screens, research, analysis and due diligence; negotiation of sub-advisory agreements and fees; oversight and monitoring of sub-advisers and recommending changes to sub-advisers where it believes appropriate or advisable; recommending fund combinations and liquidations where it believes appropriate or advisable; selection and oversight of transition managers, as needed; regular supervision of the Funds’ investments; regular review and evaluation of sub-adviser performance; daily monitoring of the sub-advisers’ buying and selling of securities for the Funds; regular review of holdings; ongoing trade oversight and analysis; regular monitoring to ensure adherence to investment process; regular calls and periodic on-site visits with sub-advisers; risk management oversight and analysis; oversight of negotiation of investment documentation and agreements; design, development, implementation and regular monitoring of the valuation process; periodic due diligence reviews of pricing vendors and vendor methodology; design, development, implementation and regular monitoring of the compliance process; respond to regulatory inquiries and determine appropriate litigation strategy, as needed; review of proxies voted by sub-advisers; oversight of preparation, and review, of materials for meetings of the Funds’ Board of Trustees (the “Board”), participation in these meetings and preparation of regular communications with the Board; oversight of preparation, and review, of prospectuses, shareholder reports and other disclosure materials and regulatory filings for the Funds; oversight of other service providers to the Funds, such as the custodian, the transfer agent, the Funds’ independent accounting firm and legal counsel; supervision of the performance of recordkeeping and shareholder relations functions for the Funds; and oversight of cash management services. TAM uses a variety of quantitative and qualitative tools to carry out its investment management services. TAM, not the Funds, is responsible for paying the sub-adviser(s) for their services, and sub-advisory fees are TAM’s expense.

TAM’s investment management services also include the provision of supervisory and administrative services to the Funds. These services include performing certain administrative services for the Funds and supervising and overseeing the administrative, clerical, recordkeeping and bookkeeping services provided to the Funds by State Street Bank and Trust Company (“State Street”), to whom TAM has outsourced the provision of certain services as described below: to the extent agreed upon by TAM and the Funds from time to time, monitoring and verifying the custodian’s daily calculation of the Net Asset Values (“NAV”); shareholder relations functions;

Transamerica ETF Trust	Annual Report 2018

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2018

1. ORGANIZATION (continued)

compliance services; valuation services; assisting in due diligence and in the oversight and monitoring of certain activities of sub-advisers and certain aspects of Fund investments; assisting with Fund combinations and liquidations; oversight of the preparation and filing, and review, of all returns and reports, in connection with federal, state and local taxes; oversight and review of regulatory reporting; supervising and coordinating the Funds’ custodian and dividend disbursing agent and monitoring their services to the Funds; assisting the Funds in preparing reports to shareholders; acting as liaison with the Funds’ independent public accountants and providing, upon request, analyses, fiscal year summaries and other audit related services; assisting in the preparation of agendas and supporting documents for and minutes of meetings of trustees and committees of trustees; assisting in the preparation of regular communications with the trustees; and providing personnel and office space, telephones and other office equipment as necessary in order for TAM to perform supervisory and administrative services to the Funds.

2. SIGNIFICANT ACCOUNTING POLICIES

In preparing the Funds’ financial statements in accordance with Generally Accepted Accounting Principles in the United States of America (“GAAP”), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Funds.

Foreign currency denominated investments: The accounting records of the Funds are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the closing exchange rate each day. The cost of foreign securities purchased and any realized gains or losses are translated at the prevailing exchange rates in effect on the date of the respective transaction. Each Fund combines fluctuations from currency exchange rates and fluctuations in value when computing net realized and unrealized gains or losses from investments.

Net foreign currency gains and losses resulting from changes in exchange rates include, foreign currency fluctuations between trade date and settlement date of investment security transactions, gains and losses on forward foreign currency contracts, and the difference between the receivable amounts of interest and dividends recorded in the accounting records in U.S. dollars and the amounts actually received.

Foreign currency denominated assets may involve risks not typically associated with domestic transactions. These risks include revaluation of currencies, adverse fluctuations in foreign currency values, and possible adverse political, social, and economic developments, including those particular to a specific industry, country or region.

Security transactions and investment income: Security transactions are accounted for on the trade date. Security gains and losses are calculated on the specific identification basis. Dividend income, if any, is recorded on the ex-dividend date or, in the case of foreign securities, as soon as the Funds are informed of the ex-dividend dates, net of foreign taxes. Interest income, if any, including accretion of discounts and amortization of premiums, is recorded on the accrual basis commencing on the settlement date.

Distributions to shareholders: Distributions are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP.

Foreign taxes: The Funds may be subject to taxes imposed by the countries in which they invest, with respect to their investments in issuers existing or operating in such countries. The Funds may also be subject to foreign taxes on income, gains on investments, or currency repatriation, a portion of which may be recoverable. The Funds accrue such taxes and recoveries as applicable when the related income or capital gains are earned or unrealized, and based upon the current interpretation of tax rules and regulations that exist in the markets in which the Funds invest. Some countries require governmental approval for the repatriation of investment income, capital, or the proceeds of sales earned by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions of foreign capital remittances abroad.

Indemnification: In the normal course of business, the Funds enter into contracts that contain a variety of representations that provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds and/or their affiliates that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

3. SECURITY VALUATION

All investments in securities are recorded at their estimated fair value. The Funds value their investments at the official close of the New York Stock Exchange (“NYSE”) each day the NYSE is open for business.

Transamerica ETF Trust	Annual Report 2018

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2018

3. SECURITY VALUATION (continued)

The Funds utilize various methods to measure the fair value of their investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels (“Levels”) of inputs of the fair value hierarchy are defined as follows:

Level 1—Unadjusted quoted prices in active markets for identical securities.

Level 2—Inputs, other than quoted prices included in Level 1, which are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3—Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include the Funds’ own assumptions used in determining the fair value of investments and derivative instruments.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety. Certain investments that are measured at fair value using NAV per share, or its equivalent, using the “practical expedient” have not been classified in the fair value Levels. The hierarchy classification of inputs used to value the Funds’ investments at December 31, 2018, is disclosed within the Security Valuation section of each Fund’s Schedule of Investments.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, the determination of values may differ significantly from values that would have been realized had a ready market for investments existed, and the differences could be material.

Fair value measurements: Descriptions of the valuation techniques applied to the Funds’ significant categories of assets and liabilities measured at fair value on a recurring basis are as follows:

Equity securities: Securities are stated at the last reported sales price or closing price on the day of valuation taken from the primary exchange where the security is principally traded. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy. Equities traded on inactive markets or valued by reference to similar instruments are generally categorized in Level 2 or Level 3 if inputs are unobservable.

Foreign equity securities: Securities in which the primary trading market closes at the same time or after the NYSE, are valued based on quotations from the primary market in which they are traded and are categorized in Level 1. Because many foreign securities markets and exchanges close prior to the close of the NYSE, closing prices for foreign securities in those markets or on those exchanges do not reflect the events that occur after that close. Certain foreign securities may be fair valued using a pricing service that considers the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments such as American Depositary Receipts, financial futures, ETFs and the movement of the certain indices of securities based on a statistical analysis of their historical relationship; such valuations generally are categorized in Level 2.

Rights: Rights may be priced intrinsically using a model that incorporates the subscription or strike price, the daily market price for the underlying security, and a subscription ratio. If the inputs are unavailable, or if the subscription or strike price is higher than the market price, then the rights are priced at zero. Rights are generally categorized in Level 2 of the fair value hierarchy, or Level 3 if inputs are unobservable.

Contingent value rights (“CVR”): CVRs for which quotations are not readily available are valued at fair value as determined in good faith by the Valuation Committee under the supervision of the Board. CVRs are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data relating to the issuer. Depending on the relative significance of observable valuation inputs, these investments may be classified in either Level 2 or Level 3 of the fair value hierarchy.

Repurchase agreements: Repurchase agreements are valued at cost, which approximates fair value. To the extent the inputs are observable and timely, the values are generally categorized in Level 2 of the fair value hierarchy.

Transamerica ETF Trust	Annual Report 2018

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2018

3. SECURITY VALUATION (continued)

Securities lending collateral: Securities lending collateral is invested in a money market fund which is valued at the NAV and no valuation adjustments are applied. Securities lending collateral is categorized in Level 1 of the fair value hierarchy.

U.S. government obligations: U.S. government obligations are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued by principally using dealer quotations. U.S. government obligations generally are categorized in Level 2 of the fair value hierarchy, or Level 3 if inputs are unobservable.

Derivative instruments: Centrally cleared or listed derivatives that are actively traded are valued based on quoted prices from the exchange and are categorized in Level 1 of the fair value hierarchy. Over-the-counter (“OTC”) derivative contracts include forward, swap, swaption, and option contracts related to interest rates, foreign currencies, credit standing of reference entities, equity prices, or commodity prices. Depending on the product and the terms of the transaction, the fair value of the OTC derivative products are modeled taking into account the counterparties’ creditworthiness and using a series of techniques, including simulation models. Many pricing models do not entail material subjectivity because the methodologies employed do not necessitate significant judgments and the pricing inputs are observed from actively quoted markets, as is the case of interest rate swap and option contracts. The majority of OTC derivative products valued by the Funds using pricing models fall into this category and are categorized within Level 2 of the fair value hierarchy or Level 3 if inputs are unobservable.

4. SECURITIES AND OTHER INVESTMENTS

Contingent value rights: The Trust may invest in CVRs, which is a type of right given to investors of an acquired company (or a company facing major restructuring) that ensures additional benefit if a specified event occurs. A CVR often has an expiration date that relates to the time the contingent event must occur. CVRs generally lack liquidity since most are nontransferable and a large number of legal and other issues can arise when negotiating and implementing these instruments.

CVRs held at December 31, 2018, if any, are identified within the Schedule of Investments.

Real estate investment trusts (“REIT”): REITs are pooled investment vehicles which invest primarily in income producing real estate, or real estate related loans or interests. Distributions received by REITs are classified at management’s estimate of the dividend income, return of capital and capital gains. Estimates are based on information available at year-end, which includes the previous fiscal year’s classification. The actual amounts of dividend income, return of capital, and capital gains are only determined by each REIT after the fiscal year end and may differ from the estimated amounts. Upon notification from the REITs, some of the distributions received may be re-classified and recorded as a return of capital or capital gains. There are certain additional risks involved in investing in REITs. These include, but are not limited to, economic conditions, changes in zoning laws, real estate values, property taxes, and interest rates.

REITs held at December 31, 2018, if any, are identified within the Schedule of Investments.

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Funds may engage in borrowing transactions as a means of raising cash to satisfy redemption requests, for other temporary or emergency purposes or, to the extent permitted by their investment policies, to raise additional cash to be invested in other securities or instruments. When the Funds invest borrowing proceeds in other securities, the Funds will bear the risk that the market value of the securities in which such proceeds are invested goes down and is insufficient to repay the borrowed proceeds. The Funds may borrow on a secured or on an unsecured basis. If the Funds enter into a secured borrowing arrangement, a portion of the Funds’ assets will be used as collateral. The 1940 Act requires the Funds to maintain asset coverage of at least 300% of the amount of their borrowings. Asset coverage means the ratio that the value of the Funds’ total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Although complying with this requirement has the effect of limiting the amount that the Funds may borrow, it does not otherwise mitigate the risks of entering into borrowing transactions.

Repurchase agreements: In a repurchase agreement, the Fund purchases a security and simultaneously commits to resell that security to the seller at an agreed-upon price on an agreed-upon date. Securities purchased subject to a repurchase agreement are held at the Fund’s custodian, or designated sub-custodian related to tri-party repurchase agreements, and, pursuant to the terms of the repurchase agreement, must be collateralized by securities with an aggregate market value greater than or equal to 100% of the resale price. The Fund will bear the risk of value fluctuations until the securities can be sold and may encounter delays and incur costs in liquidating the securities. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

Repurchase agreements are subject to netting agreements, which are agreements between the Fund and its counterparties that provide for the net settlement of all transactions and collateral with the Fund, through a single payment, in the event of default or termination. Amounts presented within the Schedule of Investments, and as part of Repurchase agreements, at value within the

Transamerica ETF Trust	Annual Report 2018

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2018

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS (continued)

Statement of Assets and Liabilities are shown on a gross basis. The value of the related collateral for each repurchase agreement, as reflected within the Schedule of Investments, exceeds the value of each repurchase agreement at December 31, 2018.

Repurchase agreements at December 31, 2018, if any, are included within the Schedule of Investments and Statement of Assets and Liabilities.

Securities lending: Securities are lent to qualified financial institutions and brokers. State Street serves as securities lending agent to the Funds pursuant to a Securities Lending Agreement. The lending of securities exposes the Funds to risks such as, the borrowers may fail to return the loaned securities, the borrowers may not be able to provide additional collateral, the Funds may experience delays in recovery of the loaned securities or delays in access to collateral, or the Funds may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge cash collateral with a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities loaned. The lending agent has agreed to indemnify the Funds in the case of default of any securities borrower.

Cash collateral received is invested in the State Street Navigator Securities Lending Trust – Government Money Market Portfolio, a money market mutual fund registered under the 1940 Act. By lending securities, the Funds seek to increase their net investment income through the receipt of interest and fees. Such income is reflected in Net income from securities lending within the Statements of Operations and is net of fees and rebates earned by the lending agent for its services.

The value of loaned securities and related collateral outstanding at December 31, 2018, if any, are shown on a gross basis within the Schedule of Investments and Statements of Assets and Liabilities.

The following table reflects a breakdown of transactions accounted for as secured borrowings, the gross obligation by the type of collateral pledged, and the remaining contractual maturity of those transactions as of December 31, 2018.

	Remaining Contractual Maturity of the Agreements
	Overnight and Continuous	Less Than 30 Days	Between 30 & 90 Days	Greater Than 90 Days	Total
S&P 400 Managed Risk
Securities Lending Transactions
Common Stocks	$1,340,258	$—	$—	$—	$1,340,258
Total Borrowings	$1,340,258	$—	$—	$—	$1,340,258

S&P 500 Managed Risk
Securities Lending Transactions
Common Stocks	$123,723	$—	$—	$—	$123,723
Total Borrowings	$123,723	$—	$—	$—	$123,723

S&P 600 Managed Risk
Securities Lending Transactions
Common Stocks	$567,901	$—	$—	$—	$567,901
Total Borrowings	$567,901	$—	$—	$—	$567,901

S&P International Managed Risk
Securities Lending Transactions
Common Stocks	$2,998,144	$—	$—	$—	$2,998,144
Total Borrowings	$2,998,144	$—	$—	$—	$2,998,144

6. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS

The Funds’ investment objectives allow the Funds to use various types of derivative contracts, including option contracts, swap agreements, futures contracts, and forward foreign currency contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or OTC.

Market Risk Factors: In pursuit of the Funds’ investment objectives, the Funds may seek to use derivatives. The Funds’ use of derivatives may increase or decrease their exposure to the following market risks:

Interest rate risk: Interest rate risk relates to the fluctuations in the value of fixed income securities due to changes in the prevailing levels of market interest rates.

Transamerica ETF Trust	Annual Report 2018

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2018

6. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS (continued)

Foreign exchange rate risk: Foreign exchange rate risk relates to fluctuations in the value of an asset or liability due to changes in the currency exchange rates.

Equity risk: Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Credit risk: Credit risk relates to the ability of the issuer of a financial instrument to make further principal or interest payments on an obligation or commitment that it has to the Funds.

Commodity risk: Commodity risk relates to the change in value of commodities or commodity indices as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

The Funds are also exposed to additional risks from investing in derivatives, such as liquidity and counterparty credit risk. Liquidity risk is the risk that the Funds will be unable to sell or close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligations to the Funds. Investing in derivatives may also involve greater risks than investing directly in the underlying assets, such as losses in excess of any initial investment and collateral received. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

The Funds’ exposure to market risk factors and certain other associated risks are summarized by derivative type as follows:

Futures contracts: The Funds are subject to equity and commodity risk, interest rate risk, and foreign exchange rate risk in the normal course of pursuing their investment objectives. A Fund may use futures contracts to enhance the Fund’s ability to track its Underlying Index. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date. Upon entering into such contracts, the Funds are required to deposit with the broker, either in cash or in securities, an initial margin in an amount equal to a certain percentage of the contract amount. Subsequent payments (variation margin) are paid or received by the Funds, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gains or losses by the Funds. Upon entering into such contracts, the Funds bear the risk of equity and commodity prices, interest rates, or exchange rates moving unexpectedly, in which case, the Funds may not achieve the anticipated benefits of the futures contracts and may realize losses. With futures, there is minimal counterparty credit risk to the Funds since futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default. Futures contracts are generally entered into on a regulated futures exchange and cleared through a clearinghouse associated with the exchange.

Open futures contracts at December 31, 2018, if any, are listed within the Schedule of Investments. Variation margin, if applicable, is shown in Variation margin receivable or payable on futures contracts within the Statements of Assets and Liabilities.

The following is a summary of the location and each Fund’s fair values of derivative investments disclosed, if any, within the Statements of Assets and Liabilities, categorized by primary market risk exposure as of December 31, 2018.

Asset Derivatives
Fund/Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
S&P 400 Managed Risk
Futures contracts:
Total distributable earnings (accumulated losses) (A) (B)	$503	$—	$16,810	$—	$—	$17,313
Total	$503	$—	$16,810	$—	$—	$17,313

S&P 500 Managed Risk
Futures contracts:
Total distributable earnings (accumulated losses) (A) (B)	$326	$—	$64,507	$—	$—	$64,833
Total	$326	$—	$64,507	$—	$—	$64,833

S&P 600 Managed Risk
Futures contracts:
Total distributable earnings (accumulated losses) (A) (B)	$29	$—	$9,570	$—	$—	$9,599
Total	$29	$—	$9,570	$—	$—	$9,599

Transamerica ETF Trust	Annual Report 2018

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2018

6. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS (continued)

Asset Derivatives
Fund/Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
S&P International Managed Risk
Futures contracts:
Total distributable earnings (accumulated losses) (A) (B)	$1,542	$—	$5,597	$—	$—	$7,139
Total	$1,542	$—	$5,597	$—	$—	$7,139

(A)	May include exchange-traded derivatives which are not subject to a master netting arrangement, or another similar arrangement.
(B)	Included within Unrealized Appreciation (Depreciation) on futures contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

The following is a summary of the location and the effect of derivative investments, if any, within the Statements of Operations, categorized by primary market risk exposure as of December 31, 2018.

Realized Gain (Loss) on Derivative Instruments
Fund/Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
S&P 400 Managed Risk
Futures contracts	$(714)	$—	$(428,954)	$—	$—	$(429,668)
Total	$(714)	$—	$(428,954)	$—	$—	$(429,668)

S&P 500 Managed Risk
Futures contracts	$(845)	$—	$(1,554,044)	$—	$—	$(1,554,889)
Total	$(845)	$—	$(1,554,044)	$—	$—	$(1,554,889)

S&P 600 Managed Risk
Futures contracts	$(348)	$—	$(199,093)	$—	$—	$(199,441)
Total	$(348)	$—	$(199,093)	$—	$—	$(199,441)

S&P International Managed Risk
Futures contracts	$(1,571)	$—	$(923,235)	$—	$—	$(924,806)
Total	$(1,571)	$—	$(923,235)	$—	$—	$(924,806)

Net Change in Unrealized Appreciation (Depreciation) on Derivative Instruments
Fund/Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
S&P 400 Managed Risk
Futures contracts	$503	$—	$3,045	$—	$—	$3,548
Total	$503	$—	$3,045	$—	$—	$3,548

S&P 500 Managed Risk
Futures contracts	$326	$—	$4,559	$—	$—	$4,885
Total	$326	$—	$4,559	$—	$—	$4,885

S&P 600 Managed Risk
Futures contracts	$29	$—	$3,267	$—	$—	$3,296
Total	$29	$—	$3,267	$—	$—	$3,296

S&P International Managed Risk
Futures contracts	$1,542	$—	$(22,613)	$—	$—	$(21,071)
Total	$1,542	$—	$(22,613)	$—	$—	$(21,071)

Transamerica ETF Trust	Annual Report 2018

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2018

6. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS (continued)

The following is a summary of the ending monthly average volume on derivative activity during the year ended December 31, 2018.

	Futures Contracts at Notional Amount
Fund	Long	Short
S&P 400 Managed Risk	$1,351,208	$—
S&P 500 Managed Risk	4,023,245	—
S&P 600 Managed Risk	570,277	—
S&P International Managed Risk	2,568,880	—

Collateral requirements: Collateral or margin requirements are set by the broker or exchange clearing house for exchange-traded derivatives (futures contracts, exchange-traded options, and exchange-traded swap agreements) while collateral terms are contract specific for OTC derivatives (forward foreign currency exchange contracts, OTC options, and OTC swap agreements). For OTC derivatives, under standard derivatives agreements, the Funds may be required to post collateral on derivatives if the Funds are in a net liability position with the counterparty exceeding certain amounts. Additionally, counterparties may immediately terminate derivatives contracts if the Funds fails to maintain sufficient asset coverage for its contracts or its net assets decline by stated percentages.

For financial reporting purposes, cash collateral that has been pledged or received at the custodian and/or broker to cover obligations of each Fund, if any, is reported separately in Cash collateral pledged at custodian and/or broker, and Cash collateral received by the broker within the Statements of Assets and Liabilities. Non-cash collateral pledged to each Fund, if any, is disclosed within the Schedule of Investments. Generally, the amount of collateral due from or to a party must exceed a minimum transfer amount threshold before a transfer has been made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty non-performance.

7. RISK FACTORS

Investing in the Funds involves certain key risks related to the Funds’ trading activity. Please reference the Funds’ prospectus for a more complete discussion of the following risks, as well as other risks of investing in the Funds.

Asset Allocation: The Underlying Indexes and, thus, the Funds allocate assets among equity and fixed income securities. These allocations and the timing of the allocations may result in performance that is less favorable than that of a portfolio that does not allocate its assets among equity and fixed income securities.

Foreign investment risk: Investing in securities of foreign issuers or issuers with significant exposure to foreign markets involves additional risk. Foreign countries in which the Fund may invest may have markets that are less liquid, less regulated and more volatile than U.S. markets. The value of the Fund’s investments may decline because of factors affecting a particular issuer as well as foreign markets and issuers generally, such as unfavorable or unsuccessful government actions, reduction of government or central bank support, political or financial instability or other adverse economic or political developments. Lack of information and weaker accounting standards also may affect the value of these securities.

Index tracking: While an index fund seeks to track the performance of its stated index (i.e. achieve a high degree of correlation with the index), an index fund’s return may not match the return of the index. An index fund incurs a number of operating expenses not applicable to the index, and incurs costs in buying and selling securities. In addition, an index fund may not be fully invested at times, generally as a result of cash flows or reserves of cash held by an index fund to meet redemptions. The sub-adviser may attempt to replicate the index return by investing in fewer than all of the securities of the index, or in some securities not included in the index, potentially increasing the risk of divergence between an index fund’s return and that of its stated index.

Small and medium capitalization risk: Small or medium capitalization companies may be more at risk than large capitalization companies because, among other things, they may have limited product lines, operating history, market or financial resources, or because they may depend on a limited management group. The prices of securities of small and medium capitalization companies generally are more volatile than those of large capitalization companies and are more likely to be adversely affected than large capitalization companies by changes in earnings results and investor expectations or poor economic or market conditions. Securities of small and medium capitalization companies may underperform large capitalization companies, may be harder to sell at times and at prices the portfolio managers believe appropriate and may offer greater potential for losses.

8. FEES AND OTHER AFFILIATED TRANSACTIONS

TAM, the Funds’ investment manager, is directly owned by Transamerica Premier Life Insurance Company (“TPLIC”) and AUSA Holding Company (“AUSA”), both of which are indirect, wholly owned subsidiaries of Aegon NV. TPLIC is owned by Commonwealth

Transamerica ETF Trust	Annual Report 2018

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2018

8. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

General Corporation (“Commonwealth”) and Aegon USA, LLC (“Aegon USA”). Commonwealth and AUSA are wholly owned by Aegon USA. Aegon USA is wholly owned by Aegon US Holding Corporation, which is wholly owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is wholly owned by The Aegon Trust, which is wholly owned by Aegon International B.V., which is wholly owned by Aegon NV, a Netherlands corporation, and a publicly traded international insurance group.

TAM is an affiliate of Aegon NV.

Certain officers and trustees of the Funds are also officers and/or trustees of TAM. No interested trustee, who is deemed an interested person due to current or former service with TAM or an affiliate of TAM, receives compensation from the Funds.

Investment management fees: TAM serves as the Funds’ investment manager, performing administration as well as investment advisory services. TAM renders investment advisory, supervisory, and administration services under an investment management agreement and each Fund pays a single management fee, which is reflected in Investment management fees within the Statements of Operations.

Each Fund pays a management fee to TAM based on daily Average Net Assets (“ANA”) at the following rates:

Fund	Rate
S&P 400 Managed Risk	0.45%
S&P 500 Managed Risk	0.35
S&P 600 Managed Risk	0.45
S&P International Managed Risk	0.50

From time to time, TAM may waive all or a portion of its management fee. TAM pays all expenses of each Fund other than the investment management fee, distribution fee pursuant to each Fund’s distribution and service plan, if any, brokerage expenses, taxes, interest, litigation expenses, fees and expenses related to securities lending services, costs of borrowing money, acquired fund fees and expenses and other extraordinary expenses. TAM also currently pays fees and expenses of the Trust’s chief compliance officer and independent trustees (including independent trustee counsel fees); however, these fees may be charged to the Funds in the future.

Distribution and service fees: The Trust has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Payments at an annual rate of up to 0.25% of each Fund’s average daily net assets may be made for the sale and distribution of capital shares. No payments, pursuant to the Distribution Plan, will be made through at least April 30, 2019. The implementation of any such payments would be approved by the Board prior to implementation.

The Trust has entered into a distribution agreement with Foreside Fund Services, LLC as the Funds’ distributor. The Distributor will not distribute Fund shares in less than creation units, and does not maintain a secondary market in Fund shares. The Distributor may enter into selected dealer agreements with other broker-dealers or other qualified financial institutions for the sale of creation units of Fund shares.

Brokerage commissions: The Funds incurred no brokerage commissions on security transactions placed with affiliates of the adviser or sub-adviser(s) for the year ended December 31, 2018.

9. PURCHASES AND SALES OF SECURITIES

For the year ended December 31, 2018, the cost of securities purchased and proceeds from securities sold (excluding in-kind transactions and short-term securities) are as follows:

	Purchases of Securities		Sales/Maturities of Securities
Fund	Long-Term	U.S. Government	Long-Term	U.S. Government
S&P 400 Managed Risk	$104,436,511	$390,003,011	$195,242,765	$323,971,498
S&P 500 Managed Risk	332,309,987	1,430,617,707	649,497,531	1,199,943,820
S&P 600 Managed Risk	42,277,108	169,522,349	81,579,809	143,041,234
S&P International Managed Risk	78,705,288	341,507,240	170,807,155	253,278,756

Transamerica ETF Trust	Annual Report 2018

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2018

9. PURCHASES AND SALES OF SECURITIES (continued)

For the period ended December 31, 2018, the cost of in-kind purchases and proceeds from in-kind sales are as follows:

Fund	Purchases of Securities	Sales/Maturities of Securities
S&P 400 Managed Risk	$64,980,058	$57,744,665
S&P 500 Managed Risk	256,427,085	183,920,628
S&P 600 Managed Risk	41,123,212	44,070,073
S&P International Managed Risk	13,684,660	21,880,116

10. CAPITAL SHARE TRANSACTIONS

The Funds will issue or redeem capital shares to certain institutional investors (typically market makers or other broker-dealers) only in large blocks of 50,000 capital shares (“Creation Units”). Creation Unit transactions are typically conducted in exchange for the deposit or delivery of a designated portfolio of in-kind securities and/or cash constituting a substantial replication, or a representation, of the securities included in each Fund’s Underlying Index.

Individual capital shares may only be purchased and sold on a national securities exchange, electronic crossing networks and other alternative trading systems through a broker-dealer at market prices. Because capital shares trade at market prices rather than at NAV, capital shares may trade at a price greater than NAV (premium) or less than NAV (discount). Transactions in capital shares for each Fund are disclosed in detail within the Statements of Changes in Net Assets.

11. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

The Funds have not made any provision for federal income or excise taxes due to their policy to distribute all of their taxable income and capital gains to their shareholders and otherwise qualify as regulated investment companies under Subchapter M of the Internal Revenue Code. The Funds recognize the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Funds’ tax returns remain subject to examination by the Internal Revenue Service and state tax authorities three years from the date of filing for federal purposes and four years from the date of filing for state purposes. Management has evaluated the Funds’ tax provisions taken for all open tax years, and has concluded that no provision for income tax is required in the Funds’ financial statements. If applicable, the Funds recognize interest accrued related to unrecognized tax benefits in relation to interest and penalties expense in Other within the Statements of Operations. The Funds identify their major tax jurisdictions as U.S. Federal, the state of Colorado, and foreign jurisdictions where the Funds make significant investments; however, the Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to different treatment for items including, but not limited to, wash sales, futures contracts mark to market, passive foreign investment company inclusions partnership basis adjustments, capital straddle, straddle loss deferral and Express Scripts corporate action tax adjustments. Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. The primary permanent differences are due to exclusion of baskets such as wash sales reversals, real estate investment trust and non-real estate investment trust adjustments, distribution re-designations, redemptions in-kind, foreign currency gains and losses, passive foreign investment company gains and losses, and reversal of prior year REIT capital gain reclass. These reclassifications have no impact on net assets or results of operations. Financial records are not adjusted for temporary differences. These permanent reclassifications are as follows:

Fund	Paid-in Capital	Total Distributable Earnings (Accumulated Losses)
S&P 400 Managed Risk	$9,854,508	$(9,854,508)
S&P 500 Managed Risk	34,363,534	(34,363,534)
S&P 600 Managed Risk	8,078,542	(8,078,542)
S&P International Managed Risk	1,767,189	(1,767,189)

Transamerica ETF Trust	Annual Report 2018

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2018

11. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS (continued)

As of December 31, 2018, the approximate cost for U.S. federal income tax purposes, and the aggregate gross/net unrealized appreciation (depreciation) in the value of investments (including securities sold short and derivatives, if any) are as follows:

Fund	Cost	Gross Appreciation	Gross (Depreciation)	Net Appreciation (Depreciation)
S&P 400 Managed Risk	$107,468,012	$1,855,259	$(6,564,248)	$(4,708,989)
S&P 500 Managed Risk	393,456,043	9,177,236	(19,604,012)	(10,426,776)
S&P 600 Managed Risk	43,165,665	765,731	(3,401,734)	(2,636,003)
S&P International Managed Risk	218,900,097	4,422,971	(21,825,154)	(17,402,183)

As of December 31, 2018, the capital loss carryforwards available to offset future realized capital gains are as follows:

	Unlimited
Fund	Short-Term	Long-Term
S&P 400 Managed Risk	$2,509,664	$3,037,879
S&P 500 Managed Risk	2,765,872	9,409,790
S&P 600 Managed Risk	2,276,571	871,511
S&P International Managed Risk	192,069	4,962,329

During the year ended December 31, 2018, the Funds did not have any capital loss carryforwards utilized or expired.

The tax character of distributions paid may differ from the character of distributions shown within the Statements of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2018 and 2017 are as follows:

	2018 Distributions Paid From			2017 Distributions Paid From
Fund	Ordinary Income	Long-Term Capital Gain	Return of Capital	Ordinary Income	Long-Term Capital Gain	Return of Capital
S&P 400 Managed Risk	$1,403,938	$—	$—	$768,934	$38,277	$—
S&P 500 Managed Risk	6,923,900	62,527	—	2,667,885	113,924	—
S&P 600 Managed Risk	555,073	—	—	402,533	18,194	—
S&P International Managed Risk	5,872,442	52,703	—	1,565,012	27,848	—

As of December 31, 2018, the tax basis components of distributable earnings are as follows:

Fund	Undistributed Ordinary Income	Undistributed Tax Exempt Income	Undistributed Long-Term Capital Gain	Capital Loss Carryforwards	Late Year Ordinary Loss Deferred	Other Temporary Differences	Net Unrealized Appreciation (Depreciation)
S&P 400 Managed Risk	$—	$—	$—	$(5,547,543)	$—	$(714)	$(4,708,989)
S&P 500 Managed Risk	270,785	—	—	(12,175,662)	—	(845)	(10,426,776)
S&P 600 Managed Risk	1,568	—	—	(3,148,082)	—	(348)	(2,636,004)
S&P International Managed Risk	56,259	—	—	(5,154,398)	—	(3,206)	(17,388,478)

12. NEW ACCOUNTING PRONOUNCEMENTS

In August 2018, the Financial Accounting Standards Board issued Accounting Standards Update No. 2018-13 (“ASU 2018-13”), “Fair Value Measurement (Topic 820: Disclosure Framework), Changes to the Disclosure Requirements for Fair Value Measurement”. ASU 2018-13 eliminates the requirement to disclose the amount of and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy, the timing of transfers between levels of the fair value hierarchy and the valuation processes for Level 3 fair value measurements. ASU 2018-13 does not eliminate the requirement to disclose the range and weighted average used to develop significant unobservable inputs for Level 3 fair value measurements, or the reporting of changes in unrealized gains and losses for recurring Level 3 fair value measurements. ASU 2018-13 requires that information is provided about the measurement uncertainty of Level 3 fair value measurements as of the reporting date. The amendment is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. Management has evaluated and early adopted the disclosure requirements and the impact is reflected within the Funds’ financial statements.

Transamerica ETF Trust	Annual Report 2018

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2018

12. NEW ACCOUNTING PRONOUNCEMENTS (continued)

In August 2018, the Securities and Exchange Commission (“SEC”) released its Final Rule on Disclosure Update and Simplification (the “Final Rule”) which is intended to simplify an issuer’s disclosure compliance efforts by removing redundant or outdated disclosure requirements without significantly altering the mix of information provided to investors. The most notable impacts being that a fund is no longer required to present the components of distributable earnings on the Statements of Assets and Liabilities, or the sources of distributions to shareholders and the amount of undistributed net investment income on the Statements of Changes in Net Assets. The compliance date for the amendments to Regulation S-X is November 5, 2018. Management has evaluated and adopted the disclosure requirements and the impact is reflected within the Funds’ financial statements.

13. LEGAL PROCEEDINGS

On August 27, 2018, Transamerica Asset Management, Inc. (“TAM”), Aegon USA Investment Management, LLC (“AUIM”) and Transamerica Capital, Inc. (“TCI”) reached a settlement with the Securities and Exchange Commission (the “SEC”) that resolved an investigation into asset allocation models and volatility overlays utilized by AUIM when it served as sub-adviser to certain Transamerica-sponsored mutual funds, and related disclosures. TAM serves as investment manager to the funds. AUIM, an affiliate of TAM, has no role or involvement with respect to the funds. TCI, an affiliate of TAM that serves as principal underwriter to the Transamerica-sponsored mutual funds, serves as an intermediary for the funds.

The SEC’s order instituting administrative and cease-and-desist proceedings (the “Order”) pertains to events that occurred during the period between July 2011 and June 2015, and, among other things, the operation and/or implementation of an asset allocation model utilized by AUIM when it served as sub-adviser to certain Transamerica-sponsored mutual funds, the designation of the portfolio manager for certain of these funds as well as the operation and/or implementation of volatility overlays utilized by AUIM when it served as sub-adviser to certain of these funds. The Order also states that the parties failed to make appropriate disclosures regarding these matters, including in marketing materials, and failed to have adequate compliance policies and procedures.

Under the terms of the Order, AUIM, TAM and TCI were censured, and agreed, without admitting or denying the findings in the Order, to cease and desist from committing or causing any violations of certain statutory provisions and SEC rules. AUIM agreed to pay civil penalties of $21,000,000, $24,599,896 in disgorgement and $3,682,195 in prejudgment interest. TAM agreed to pay civil penalties of $10,500,000, $15,000,000 in disgorgement and $2,235,765 in prejudgment interest. TCI agreed to pay civil penalties of $4,000,000, $12,000,000 in disgorgement and $1,826,022 in prejudgment interest. The amounts paid in disgorgement, prejudgment interest and civil penalties will be deposited into a Fair Fund for distribution to affected investors. Affected investors are those who purchased or held the relevant mutual funds, variable life insurance and annuity investment portfolios and separately managed account strategies during the period between July 2011 and June 2015. The Order states that these investors are to receive from the Fair Fund the pro rata fees and commissions paid by them during that period, subject to any de minimis threshold.

In accepting the settlement, the SEC considered the substantial cooperation and remedial efforts of AUIM, TAM and TCI. In the Order, the SEC acknowledged that, after the start of the SEC staff’s investigation but before the settlement, AUIM, TAM and TCI had voluntarily retained an independent compliance consultant to conduct a comprehensive review of certain compliance policies and procedures, internal controls and related procedures, and that AUIM, TAM and TCI had received the consultant’s written findings and implemented the consultant’s proposed changes. The SEC also acknowledged that, in advance of receiving written findings and recommendations from the independent compliance consultant, AUIM, TAM and TCI had already begun making revisions and improvements to their compliance policies and procedures. The SEC also considered that AUIM, TAM and TCI have retained the independent compliance consultant for further reviews through the completion of the consultant’s follow-up review for fiscal year 2019.

The language in the settlement Order does not impose any restrictions on the business or continued ability of TAM or TCI to serve the funds.

Transamerica Financial Advisors, LLC (“TFA”), which serves as an intermediary for the Transamerica-sponsored mutual funds, also was a party to the settlement. The findings in the Order with respect to TFA are unrelated to the funds and the Transamerica-sponsored mutual funds.

The foregoing is only a brief summary of the Order. A copy of the Order is available on the SEC’s website at https://www.sec.gov.

The funds are affected by many factors and risks: for example, the risk that the sub-adviser’s judgments and investment decisions, and methods, tools, resources, information, models and analyses utilized in making investment decisions, are incorrect or flawed, do not produce the desired results, and cause the funds to lose value. See “Principal Risks” in the prospectus.

The Order and settlement has no impact on the Funds’ financial statements.

Transamerica ETF Trust	Annual Report 2018

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Trustees of Transamerica ETF Trust

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedule of investments, of Transamerica ETF Trust (the “Trust”) (comprising DeltaShares S&P 400 Managed Risk ETF, DeltaShares S&P 500 Managed Risk ETF, DeltaShares S&P 600 Managed Risk ETF and DeltaShares S&P International Managed Risk ETF, (collectively referred to as the “Funds”)), as of December 31, 2018, and the related statements of operations for the year then ended, and the statements of changes in net assets and the financial highlights for the year then ended and for the period from July 31, 2017 (commencement of operations) through December 31, 2017 and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Funds (the four portfolios constituting Transamerica ETF Trust) at December 31, 2018, and the results of their operations for the year then ended, and the changes in their net assets and their financial highlights for the year then ended and for the period from July 31, 2017 (commencement of operations) to December 31, 2017, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2018, by correspondence with the custodian and others, or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Transamerica investment companies since 1995.

Boston, Massachusetts

February 26, 2019

Transamerica ETF Trust	Annual Report 2018

SUPPLEMENTAL INFORMATION

(unaudited)

TAX INFORMATION

For dividends paid during the year ended December 31, 2018, the designated maximum amounts of qualified dividend income are as follows:

Fund	Qualified Dividend Income
S&P 400 Managed Risk	$1,060,033
S&P 500 Managed Risk	6,555,878
S&P 600 Managed Risk	331,217
S&P International Managed Risk	4,618,048

For corporate shareholders, investment income (dividend income plus short-term gains, if any) which qualifies for the maximum dividends received deductions are as follows:

Fund	Dividend Received Deduction Percentage
S&P 400 Managed Risk	74.56%
S&P 500 Managed Risk	84.48
S&P 600 Managed Risk	62.64

For tax purposes, the long-term capital gain designations for the year ended December 31, 2018 are as follows:

Fund	Long-Term Capital Gain Designation
S&P 500 Managed Risk	$62,527
S&P International Managed Risk	52,703

The amounts which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the U.S. are as follows:

Fund	Foreign Source Income	Foreign Taxes
S&P International Managed Risk	$5,162,975	$343,864

The information and distributions reported herein may differ from the information and distributions taxable to the shareholders for the calendar year ending December 31, 2018. Complete information will be computed and reported in conjunction with your 2018 Form 1099-DIV.

Transamerica ETF Trust	Annual Report 2018

Management of the Trust

Board Members and Officers

The members of the Board (“Board Members”) and executive officers of each Trust are listed below.

Interested Board Member means a board member who may be deemed an “interested person” (as that term is defined in the 1940 Act) of each Trust because of his current or former service with TAM or an affiliate of TAM. Interested Board Members may also be referred to herein as “Interested Trustees.” Independent Board Member means a Board Member who is not an “interested person” (as defined under the 1940 Act) of each Trust and may also be referred to herein as an “Independent Trustee.”

The Board governs each fund and is responsible for protecting the interests of the shareholders. The Board Members are experienced executives who meet periodically throughout the year to oversee the business affairs of each fund and the operation of each fund by its officers. The Board also reviews the management of each fund’s assets by the investment manager and its respective sub-adviser.

The funds are among the funds managed and sponsored by TAM (collectively, “Transamerica Fund Family”). The Transamerica Fund Family consists of (i) Transamerica Funds (“TF”); (ii) Transamerica Series Trust (“TST”); (iii) Transamerica ETF Trust (“TET”) and (iv) Transamerica Asset Allocation Variable Funds (“TAAVF”). The Transamerica Fund Family consists of 136 funds as of the date of this annual report. The Independent Board Members do not govern TF, TST and TAAVF, they are overseen by a separate Board of Trustees. With the exception of Mr. Smit, none of the Board Members serve on the board of trustees of TF, TST or TAAVF. TF, TST and TAAVF are overseen by a separate board of trustees.

The mailing address of each Board Member is c/o Secretary, 1801 California Street, Suite 5200, Denver, CO 80202.

The Board Members, their age, their positions with the Trust, and their principal occupations for the past five years (their titles may have varied during that period) the number of funds in the Transamerica Fund Family the Board oversees, and other board memberships they hold are set forth in the table below. The length of time served is provided from the date a Board Member became a member of the Board.

Name and Age	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of Funds in Complex Overseen by Board Member	Other Directorships Held By Board Member
INTERESTED BOARD MEMBERS
Marijn P. Smit (45)	Chairman of the Board, President and Chief Executive Officer	Since 2017	Chairman of the Board, President and Chief Executive Officer, TF, TST and TAAVF (2014 – present); TPP, TPFG and TPFG II (2014 – 2018); Chairman of the Board, President and Chief Executive Officer, TET (2017 – present); Chairman of the Board, President and Chief Executive Officer, Transamerica Income Shares, Inc. (“TIS”) (2014 – 2015); Director, Chairman of the Board, President and Chief Executive Officer, Transamerica Asset Management, Inc. (“TAM”) and Transamerica Fund Services, Inc. (“TFS”) (2014 – present); President, Investment Solutions, Transamerica Investments & Retirement (2014 – 2016);	136	Director, Massachusetts Fidelity Trust Company (2014 – present); Director, Aegon Global Funds (since 2016); Director – Akaan- Aegon, S.A.P.I. de C.V. (financial services joint venture in Mexico) (2017 – present)

Transamerica ETF Trust	Annual Report 2018

Name and Age	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of Funds in Complex Overseen by Board Member	Other Directorships Held By Board Member
INTERESTED BOARD MEMBERS — continued
Marijn P. Smit (continued)

Vice President, Transamerica Premier Life Insurance Company (2010 – 2016);

Vice President, Transamerica Life Insurance Company
(2010 – present);

Senior Vice President, Transamerica Financial Life Insurance Company (2013 – 2016);

Senior Vice President, Transamerica Retirement Advisors, Inc. (2013 – 2016);

Senior Vice President, Transamerica Retirement Solutions Corporation (2012 – present); and

President and Director, Transamerica Stable Value Solutions, Inc. (2010 – 2016).

INDEPENDENT BOARD MEMBERS
James S. Parson (61)	Trustee	Since 2017	Retired (2009 – present);	4	Director, Velocity Shares (2011 – 2014)
Francis J. Enderle (53)	Trustee	Since 2017	Consultant, Lattice Strategies/ Hartford Funds (2014 – Present)	4	Chair, BlackRock Canada Independent Review Committee (2010 – 2017) Director, WineInStyle (Japan) (2006 – 2017)

*

Each Board Member shall hold office until: 1) his or her successor is elected and qualified or 2) he or she resigns, retires or his or her term as a Board Member is terminated in accordance with the Trust’s Declaration of Trust.

Transamerica ETF Trust	Annual Report 2018

Officers

The mailing address of each officer is c/o Secretary, 1801 California Street, Suite 5200, Denver, CO 80202. The following table shows information about the officers, including their year of birth, their positions held with the Trust and their principal occupations during the past five years (their titles may have varied during that period). Each officer will hold office until his or her successor has been duly elected or appointed or until his or her earlier death, resignation or removal.

Name and Age	Position	Term of Office and Length of Time Served*	Principal Occupation(s) or Employment During Past Five Years
Marijn P. Smit (45)	Chairman of the Board, President and Chief Executive Officer	Since 2017	See Interested Board Member Table.
Christopher A. Staples (48)	Vice President and Chief Investment Officer, Advisory Services	Since 2017

Vice President and Chief Investment Officer, Advisory Services (2007 – present), Transamerica Funds and TST;

Vice President and Chief Investment Officer, Advisory Services (2007 – 2015), TIS;

Vice President and Chief Investment Officer, Advisory Services, TAAVF (2007 – present);

Vice President and Chief Investment Officer, Advisory Services, TPP, TPFG and TPFG II

(2007 – 2018);

Director (2005 – present), Senior Vice President (2006 – present), Senior Director, Investments (2016 – present), Chief Investment Officer, Advisory Services (2012 – 2016), and Lead Portfolio Manager (2007 – present);

Registered Representative (2007 – 2016), TCI; and Registered Representative, TFA (2005 – present).

Thomas R. Wald (58)	Chief Investment Officer	Since 2017

Chief Investment Officer, Transamerica Funds, TST and TAAVF (2014 – present); TPP, TPFG and TPFG II (2014 – 2018);

Chief Investment Officer, TIS (2014 – 2015);

Senior Vice President and Chief Investment Officer, TAM (2014 – present);

Chief Investment Officer, Transamerica Investments & Retirement (2014 – present); and

Vice President and Client Portfolio Manager, Curian Capital, LLC (2012 – 2014).

Vincent J. Toner (48)	Vice President and Treasurer	Since 2017

Vice President and Treasurer, Transamerica Funds, TST and TAAVF (2014 – present); TPP, TPFG and TPFG II (2014 – 2018);

Vice President and Treasurer, TIS (2014 – 2015);

Vice President and Treasurer (2016 – present), Vice President, Administration and Treasurer

(2014 – 2016), TAM;

Vice President, Administration and Treasurer, TFS (2014 – present); and Senior Vice President and Vice President, Fund Administration, Brown Brothers Harriman (2010 – 2014).

Transamerica ETF Trust	Annual Report 2018

Name and Age	Position	Term of Office and Length of Time Served*	Principal Occupation(s) or Employment During Past Five Years
Scott M. Lenhart (57)	Chief Compliance Officer and Anti-Money Laundering Officer	Since 2017

Chief Compliance Officer and Anti-Money Laundering Officer, Transamerica Funds, TST and TAAVF (2014 – present), TIS (2014 – 2015); TPP, TPFG and TPFG II (2014 – 2018);

Chief Compliance Officer (2014 – present), Anti-Money Laundering Officer (2014 – Present), TAM;

Vice President and Chief Compliance Officer, TFS (2014 – present);

Director of Compliance, Transamerica Investments & Retirement (2014 – present).

*	Elected and serves at the pleasure of the Board of the Trust.

Transamerica ETF Trust	Annual Report 2018

PROXY VOTING POLICIES AND PROCEDURES AND QUARTERLY PORTFOLIO HOLDINGS

(unaudited)

A description of the Transamerica ETF Trust’s proxy voting policies and procedures is available in the Statement of Additional Information of the Funds, available without charge upon request by calling 1-888-316-8077 (toll free) or on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

In addition, the Funds are required to file Form N-PX, with their complete proxy voting records for the 12 months ended June 30th, no later than August 31st of each year. The Form is available without charge: (1) from the Funds, upon request by calling 1-888-316-8077; and (2) on the SEC’s website at http://www.sec.gov.

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarter of each fiscal year as an attachment to Form N-PORT which is available on the SEC’s website at http://www.sec.gov.

You may also visit the Trust’s website at www.deltashares.com for this and other information about the Funds and the Trust.

Important Notice Regarding Delivery of Shareholder Documents

Every year we send shareholders informative materials such as the Transamerica ETF Trust’s Annual Report, the Transamerica ETF Trust’s Prospectus, and other required documents that keep you informed regarding your Funds. The Trust will only send one piece per mailing address, a method that saves your Funds’ money by reducing mailing and printing costs. We will continue to do this unless you tell us not to. To elect to receive individual mailings, simply call a Transamerica Customer Service Representative toll free at 1-888-316-8077, 8 a.m. to 7 p.m. Eastern Time, Monday-Friday. Your request will take effect within 30 days.

Premium/Discount Information

Information about differences between the per share net asset value of each Fund and the closing price of shares of each Fund are available, without charge, at www.deltashares.com.

Transamerica ETF Trust	Annual Report 2018

NOTICE OF PRIVACY POLICY

(unaudited)

Your privacy is very important to us. We want you to understand what information we collect and how we use it. We collect and use “nonpublic personal information” in connection with providing our customers with a broad range of financial products and services as effectively and conveniently as possible. We treat nonpublic personal information in accordance with our Privacy Policy.

What Information We Collect and From Whom We Collect It

We may collect nonpublic personal information about you from the following sources:

•	Information we receive from you on applications or other forms, such as your name, address, and account number;

•	Information about your transactions with us, our affiliates, or others, such as your account balance and purchase/redemption history; and

•	Information we receive from non-affiliated third parties, including consumer reporting agencies.

What Information We Disclose and To Whom We Disclose It

We do not disclose any nonpublic personal information about current or former customers to anyone without their express consent, except as permitted by law. We may disclose the nonpublic personal information we collect, as described above, to persons or companies that perform services on our behalf and to other financial institutions with which we have joint marketing agreements. We will require these companies to protect the confidentiality of your nonpublic personal information and to use it only to perform the services for which we have hired them.

Our Security Procedures

We restrict access to your nonpublic personal information and only allow disclosures to persons and companies as permitted by law to assist in providing products or services to you. We maintain physical, electronic, and procedural safeguards to protect your nonpublic personal information and to safeguard the disposal of certain consumer information.

If you have any questions about our Privacy Policy, please call 1-888-316-8077 on any business day between 8 a.m. and 7 p.m. Eastern Time.

Note:        This Privacy Policy applies only to customers that have a direct relationship with us or our affiliates. If you own shares of our funds in the name of a third party such as a bank or broker-dealer, its privacy policy may apply to you instead of ours.

Transamerica ETF Trust	Annual Report 2018

Customer Service: 1-888-316-8077

1801 California St., Suite 5200 Denver, CO 80202

Distributor: Foreside Fund Services, LLC

www.deltashares.com

In an effort to reduce paper mailings and conserve natural resources, we encourage you to visit our website, www.transamerica.com, to set up an account and enroll in eDelivery.

The Transamerica ETF Trust is advised by Transamerica Asset Management, Inc. and distributed by Foreside Fund Services, LLC., Member of FINRA

25325_ARDSP1218

Item 2:	Code of Ethics.

(a)	The Registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer, and any other officers who serve a similar function.

(b)	The Registrant’s code of ethics is reasonably designed as described in this Form N-CSR.

(c)	During the period covered by the report no amendments were made to the provisions of this code of ethics.

(d)	During the period covered by the report, the Registrant did not grant any waivers, including implicit waivers, from the provisions of this code of ethics.

(e)	Not Applicable.

(f)	The Registrant has filed this code of ethics as an exhibit pursuant to Item 13(a)(1) of Form N-CSR.

Item 3:	Audit Committee Financial Experts.

The Registrant’s Board of Trustees has determined that Francis J. Enderle is an “audit committee financial expert,” as such term is defined in Item 3 of Form N-CSR. Mr. Enderle is “independent” under the standards set forth in Item 3 of Form N-CSR. The designation of Mr. Enderle as “audit committee financial expert” pursuant to Item 3 of Form N-CSR does not (i) impose upon him any duties, obligations, or liabilities that are greater than the duties, obligations and liabilities imposed upon him as a member of the Registrant’s audit committee or Board of Trustees in the absence of such designation; or (ii) affect the duties, obligations or liabilities of any other member of the Registrant’s audit committee or Board of Trustees.

Item 4:	Principal Accountant Fees and Services.

		Fiscal Year Ended 12/31 (in thousands)
		2018	2017
(a)	Audit Fees	$86	$86
(b)	Audit Related Fees(1)	$0	$12
(c)	Tax Fees(2)	$22	$25
(d)	All Other Fees(3)	$0	$0

(1)

Audit-Related Fees represent assurance and related services provided that are reasonably related to the performance of the audit of the financial statements of the funds comprising the Registrant, specifically data verification and agreed-upon procedures related to asset securitizations and agreed-upon procedures engagements.

(2)

Tax Fees represent tax compliance, tax planning and tax advice services provided in connection with the review of the distributions for excise tax purposes, fiscal year end taxable income calculations and certain fiscal year end shareholder reporting items on behalf of the funds comprising the Registrant.

(3)	All Other Fees represent service fees for analysis of potential Passive Foreign Investment Company holdings.

(e)(1)	Audit Committee Pre-Approval Policies and Procedures. Generally, the Registrant’s Audit Committee must preapprove (i) all audit and non-audit services performed for the Registrant by the independent accountant and (ii) all non-audit services performed by the Registrant’s independent accountant for the Registrant’s investment adviser, and certain of the adviser’s affiliates that provide ongoing services to the Registrant, if the services to be provided by the accountant relate directly to the operations and financial reporting of the Registrant.

The Audit Committee may delegate preapproval authority to one or more of its members. The member or members to whom such authority is delegated shall report any preapproval decisions to the Audit Committee at its next scheduled meeting.

In accordance with the Procedures, the annual audit services engagement terms and fees for the Registrant will be subject to the preapproval of the Audit Committee. In addition to the annual audit services engagement approved by the Audit Committee, the Audit Committee may grant preapproval for other audit services, which are those services that only the independent accountant reasonably can provide.

Requests or applications to provide services that require separate approval by the Audit Committee will be submitted to the Audit Committee by both the independent accountant and the Registrant’s treasurer, and must include a joint statement as to whether, in their view, the request or application is consistent with the Securities and Exchange Commissions’ rules on auditor independence.

Management will promptly report to the Chair of the Audit Committee any violation of this Procedure of which it becomes aware.

(e)(2)	The percentage of services described in paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X for fiscal year ended 2018 was zero.

(f)	Not Applicable.

(g)	Not Applicable.

(h)	The Registrant’s Audit Committee has considered whether the provision of non-audit services that were rendered to the Registrant’s Adviser, and any entity controlling, controlled by, or under common control with the Adviser that provides ongoing services to the Registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintain the principal accountant’s independence.

Item 5:	Audit Committee of Listed Registrants.

The following individuals comprise the standing Audit Committee: James S. Parson and Francis J. Enderle.

Item 6:	Schedule of Investments.

(a)	The schedules of investments are included in the Annual Report to shareholders filed under Item 1 of this Form N-CSR.

(b)	Not applicable.

Item 7:	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8:	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9:	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not Applicable

Item 10:	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees that have been implemented since the Registrant last provided disclosure in response to the requirements of this Item.

Item 11:	Controls and Procedures.

(a)	The Registrant’s principal executive officer and principal financial officer evaluated the Registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are appropriately designed to ensure that information required to be disclosed by the Registrant in the reports that it files on Form N-CSR (a) is accumulated and communicated to Registrant’s management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

(b)	The Registrant’s principal executive officer and principal financial officer are aware of no change in the Registrant’s internal control over financial reporting that occurred during the Registrant’s most recent fiscal quarter that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12:	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not Applicable

Item 13:	Exhibits.

(a)(1)	The Registrant’s code of ethics (that is the subject of the disclosure required by Item 2(a)) is attached.

(a)(2)	Separate certifications for Registrant’s principal executive officer and principal financial officer, as required by Rule 30a-2(a) under the 1940 Act, are attached.

(a)(3)	Not applicable.

(b)	A certification for Registrant’s principal executive officer and principal financial officer, as required by Rule 30a-2(b) under the 1940 Act, is attached. The certification furnished pursuant to this paragraph is not deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to liability of that section. Such certification is not deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the Registrant specifically incorporates it by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Transamerica ETF Trust
(Registrant)

By:	/s/ Marijn P. Smit
Marijn P. Smit
President and Chief Executive Officer
(Principal Executive Officer)
Date:	March 6, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Marijn P. Smit
Marijn P. Smit
President and Chief Executive Officer
(Principal Executive Officer)
Date:	March 6, 2019

By:	/s/ Vincent J. Toner
Vincent J. Toner
Vice President and Treasurer
(Principal Financial Officer)
Date:	March 6, 2019

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

13(a)(1)	Code of Ethics for Principal Executive and Principal Financial Officers

13(a)(2)(i)	Section 302 N-CSR Certification of Principal Executive Officer

13(a)(2)(ii)	Section 302 N-CSR Certification of Principal Financial Officer

13(b)	Section 906 N-CSR Certification of Principal Executive Officer and Principal Financial Officer